UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06660

Name of Fund: BlackRock MuniYield Quality Fund, Inc. (MQY)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Quality Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2025

Date of reporting period: 07/31/2025

Item 1 –	Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

July 31, 2025
2025 Annual Report

BlackRock Long-Term Municipal Advantage Trust (BTA)
BlackRock MuniAssets Fund, Inc. (MUA)
BlackRock MuniYield Fund, Inc. (MYD)
BlackRock MuniYield Quality Fund, Inc. (MQY)
BlackRock MuniYield Quality Fund III, Inc. (MYI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

Municipal Market Overview For the Reporting Period Ended July 31, 2025

Municipal Market Conditions
Municipals enjoyed positive returns in the early portion of the period as weakening economic data gave the Federal Reserve (the “Fed”) a runway to begin their long-awaited easing cycle in September 2024. A strong third quarter of 2024 was followed by an underwhelming fourth as markets recalibrated future policy easing expectations amid renewed economic strength, a subsequent “higher for longer” rates ideology, and municipal-specific policy concerns. The first half of 2025 was defined by extreme levels of tariff-related volatility in April that reset rich municipal valuations to very attractive levels. Markets have ultimately stabilized, but supply continues to act as a drag. July notably saw net positive supply for the first time since 2008. The front and intermediate parts of the curve and the IDR/PCR and housing sectors performed best. Relative to the rest of the fixed income universe, the asset class underperformed quite significantly in the second half of the period.
Bloomberg Municipal Bond Index(a)
Total Returns as of July 31, 2025
6	months:	(1.04)%
12	months:	0.00%
During the 12-months ended July 31, 2025, municipal bond funds experienced net inflows totaling $52 billion (based on data from the Investment Company Institute), as demand shifted from long-term and open-end funds to short-term funds and ETFs. At the same time, the market absorbed $549 billion in issuance, a large increase from the $434 billion issued during the prior 12-month period, boosted by an increased need for infrastructure spending and a pull-forward in perceived vulnerable sectors to front-run potential new legislation.
A Closer Look at Yields
AAA Municipal Yield Curves

Source: Thomson Municipal Market Data.
From July 31, 2024, to July 31, 2025, yields on AAA-rated 30-year municipal bonds increased by 99 basis points (bps) from 3.68% to 4.67%, ten-year yields increased by 50 bps from 2.82% to 3.32%, five-year yields decreased by 22 bps from 2.75% to 2.53%, and two-year yields decreased by 46 bps from 2.85% to 2.39% (as measured by Refinitiv Municipal Market Data). As a result, the municipal yield curve steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 145 bps to a slope of 228 bps, outpacing the 90 bps of steepening experienced by the Treasury curve.
Volatility stemming from the tariff-related market disruptions in April and tax policy concerns have reset valuations to attractive absolute and relative levels.
Financial Conditions of Municipal Issuers
Uncertainties abound, but the “America First” mantra has been clear and consistent, making municipals that support the U.S. infrastructure a well-aligned opportunity. Investors are increasingly turning to state and local government debt as a safe haven from global trade disruptions and tariff-related recession risks. Most states have minimal exposure to China-related trade, and relatively modest total economic debt to GDP ratios when compared to sovereign issuers. State revenues, primarily from sales and income taxes, tend to rise with inflation and overall economic growth, offering a natural inflation buffer. Local governments also benefit from steady property tax revenues, driven by consistent home price appreciation over the last few years. Additionally, constitutional balanced budget requirements and improved reserve levels have fortified state balance sheets, making them more resilient to economic slowdowns. Together, these structural advantages enhance the creditworthiness of municipal bonds in a volatile macro environment.
We continue to favor revenue-sector issuers over state and local governments since they are typically lower-rated and offer additional yield. Most municipal revenue sector borrowers are highly defensive, as they are monopolistic providers of essential services that can raise user fees to cover operations, informing our preference over general obligation bonds. We have an overweight allocation to the transportation, housing, and corporate sectors.
The opinions expressed are those of BlackRock as of July 31, 2025 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments.  There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.
(a)  The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.
Municipal Market Overview

The Benefits and Risks of Leveraging
The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”).  However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain a Fund’s leverage if it deems such action to be appropriate. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of  a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.
To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.
Derivative Financial Instruments
The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025

BlackRock Long-Term Municipal Advantage Trust (BTA)
Investment Objective
BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Fund”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are expected to pay interest or income that is exempt from U.S. federal income tax (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Fund’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On January 20, 2025, the Board of Trustees of BlackRock Long-Term Municipal Advantage Trust (BTA) and the Board of Directors of BlackRock MuniAssets Fund, Inc. (MUA) each approved the reorganization of the Fund into MUA, with MUA continuing as the surviving Fund. Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the fourth quarter of 2025.
Fund Information
Symbol on New York Stock Exchange	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of July 31, 2025 ($8.86)(a)	6.70%
Tax Equivalent Yield(b)	11.32%
Current Monthly Distribution per Common Share(c)	$0.049500
Current Annualized Distribution per Common Share(c)	$0.594000
Leverage as of July 31, 2025(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 8.86	$ 10.41	(14.89)%	$ 10.91	$ 8.76
Net Asset Value	9.50	10.73	(11.46)	11.04	9.34
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2025(continued)

BlackRock Long-Term Municipal Advantage Trust (BTA)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(6.06)%	(0.40)%	2.81%
Fund at Market Price(a)(b)	(9.70)	(1.76)	3.37
Customized Reference Benchmark(c)	(0.22)	0.67	N/A
Bloomberg Municipal Bond Index	0.00	0.13	2.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (75%) and the Bloomberg Municipal Bond: High Yield
(non-Investment Grade) Total Return Index (25%). The Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market produced slightly negative total returns during the reporting period, with the benefit of income offset by weak price action. The market experienced a record-setting pace of new issuance in tax-exempt supply. The surge in supply, which outweighed the benefits of strong demand and stable credit fundamentals, was a key factor weighing on price performance. The yield curve steepened (indicating outperformance for short-term bonds) due to the combination of persistent inflation concerns and interest rate cuts by the U.S. Federal Reserve.
On a sector basis, the other industries, corporate-backed, and state tax-backed sectors produced positive absolute returns. The other industries category incorporates smaller sectors such as hotels, tribal gaming, and development districts. Performance in the corporate-backed sector was positively impacted by the strategic timing of asset sales, which occurred before some of the gains began to reverse near the end of the period. Conversely, transportation, education, and healthcare were the largest detractors.
Bonds with maturities of 20 years and below delivered positive returns. Some zero-coupon bonds that were added during the period also helped performance. In contrast, longer-term issues underperformed. The Fund’s use of leverage enhanced income by helping it capitalize on the higher yields on long-term bonds.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025(continued)

BlackRock Long-Term Municipal Advantage Trust (BTA)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
County/City/Special District/School District	23.2%
Corporate	14.5
Health	14.3
Transportation	12.5
Education	10.3
Utilities	8.0
State	6.3
Tobacco	5.8
Housing	5.0
Construction & Engineering	0.1

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	9.1%
2026	6.3
2027	6.8
2028	10.3
2029	14.7

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	3.3%
AA/Aa	15.9
A	21.9
BBB/Baa	11.1
BB/Ba	7.3
B	2.8
CCC/Caa	0.4
N/R	37.3

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Fund Summary

Fund Summary as of July 31, 2025

BlackRock MuniAssets Fund, Inc. (MUA)
Investment Objective
BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from U.S. federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower rating categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by S&P Global Ratings, or securities that are unrated but are deemed by the investment adviser to be of comparable quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On January 20, 2025, the Board of Trustees of BlackRock Long-Term Municipal Advantage Trust (BTA) and the Board of Directors of BlackRock MuniAssets Fund, Inc. (MUA) each approved the reorganization of BTA into MUA, with MUA continuing as the surviving Fund. Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the fourth quarter of 2025.
Fund Information
Symbol on New York Stock Exchange	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of July 31, 2025 ($10.36)(a)	6.43%
Tax Equivalent Yield(b)	10.86%
Current Monthly Distribution per Common Share(c)	$0.055500
Current Annualized Distribution per Common Share(c)	$0.666000
Leverage as of July 31, 2025(d)	32%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 10.36	$ 11.52	(10.07)%	$ 12.66	$ 9.83
Net Asset Value	10.74	11.89	(9.67)	12.22	10.60
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025(continued)

BlackRock MuniAssets Fund, Inc. (MUA)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(4.09)%	0.16%	2.58%
Fund at Market Price(a)(b)	(4.52)	(0.84)	2.37
High Yield Customized Reference Benchmark(c)	(0.64)	1.62	N/A
Bloomberg Municipal High Yield Bond Index	(0.86)	2.28	4.35

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The High Yield Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Rated Baa Index (20%), the Bloomberg Municipal Bond: High Yield (non-Investment
Grade) Total Return Index (60%) and the Bloomberg Municipal Investment Grade ex BBB Index (20%). The High Yield Customized Reference Benchmark commenced on
September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market produced slightly negative total returns during the reporting period, with the benefit of income offset by weak price action. The market experienced a record-setting pace of new issuance in tax-exempt supply. The surge in supply, which outweighed the benefits of strong demand and stable credit fundamentals, was a key factor weighing on price performance. The yield curve steepened (indicating outperformance for short-term bonds) due to the combination of persistent inflation concerns and interest rate cuts by the U.S. Federal Reserve.
On a sector basis, the other industries and corporate-backed sectors registered positive absolute returns. The other industries category incorporates smaller sectors such as hotels, tribal gaming, and development districts. Performance in the corporate-backed sector was positively impacted by the strategic timing of asset sales, which occurred before some of the gains began to reverse near the end of the period. Conversely, transportation, housing, and education were the largest detractors.
Bonds with maturities of 20 years and below delivered positive returns. In contrast, longer-term issues underperformed. Some zero-coupon bonds that were added during the period helped performance. Bonds with coupons of 5.25% and above also contributed, while those with coupons below 5% lagged due to their higher interest rate sensitivity. The Fund’s use of leverage enhanced income by helping it capitalize on the higher yields on long-term bonds.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of July 31, 2025(continued)

BlackRock MuniAssets Fund, Inc. (MUA)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
County/City/Special District/School District	24.9%
Transportation	13.1
Education	12.7
State	12.4
Corporate	12.3
Health	10.0
Housing	5.4
Tobacco	5.4
Utilities	3.4
Other	0.4

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	16.5%
2026	7.0
2027	5.6
2028	8.5
2029	8.6

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	1.3%
AA/Aa	11.1
A	11.8
BBB/Baa	7.7
BB/Ba	8.8
B	4.0
CCC/Caa	0.4
N/R	54.9

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025

BlackRock MuniYield Fund, Inc. (MYD)
Investment Objective
BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade, or deemed to be of comparable quality by the investment adviser, at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On January 20, 2025, the Board of Directors of each of BlackRock Investment Quality Municipal Trust, Inc. (BKN), BlackRock MuniYield Quality Fund II, Inc. (MQT) and BlackRock MuniYield Fund, Inc. (MYD) (collectively, the “Target Funds”) and the Board of Directors of BlackRock MuniYield Quality Fund, Inc. (MQY) each approved the reorganization of the Target Funds into MQY, with MQY continuing as the surviving Fund. Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur in the fourth quarter of 2025.
Fund Information
Symbol on New York Stock Exchange	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of July 31, 2025 ($9.91)(a)	6.60%
Tax Equivalent Yield(b)	11.15%
Current Monthly Distribution per Common Share(c)	$0.054500
Current Annualized Distribution per Common Share(c)	$0.654000
Leverage as of July 31, 2025(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 9.91	$ 10.99	(9.83)%	$ 11.66	$ 9.67
Net Asset Value	10.81	12.14	(10.96)	12.41	10.53
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2025(continued)

BlackRock MuniYield Fund, Inc. (MYD)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(5.39)%	(1.38)%	1.99%
Fund at Market Price(a)(b)	(4.19)	(2.03)	1.87
National Customized Reference Benchmark(c)	(0.09)	0.35	N/A
Bloomberg Municipal Bond Index	0.00	0.13	2.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Income was the largest contributor to absolute performance, but the benefit was offset by the adverse impact of falling municipal bond prices. The Fund’s use of leverage helped augment income due to the combination of lower borrowing costs—a function of interest rate cuts by the U.S. Federal Reserve—and rising yields on longer-term bonds. Holdings in bonds with maturities of less than ten years generally produced positive returns. On the other hand, bonds with maturities greater than ten years and/or lower coupon structures generally posted negative returns given their higher interest rate sensitivity. At the sector level, corporate-backed and other industries were the only positive contributors. Other industries incorporates smaller sectors such as hotels, tribal gaming, and development districts. Transportation, healthcare, and taxed-backed were the largest detractors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025(continued)

BlackRock MuniYield Fund, Inc. (MYD)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	26.0%
State	15.4
Corporate	13.4
Utilities	11.5
County/City/Special District/School District	10.2
Housing	9.4
Health	7.9
Education	3.9
Tobacco	2.3

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	5.7%
2026	1.3
2027	7.3
2028	7.3
2029	7.4

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	8.0%
AA/Aa	43.6
A	29.5
BBB/Baa	6.9
BB/Ba	2.6
B	0.9
N/R	8.5

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Fund Summary

Fund Summary as of July 31, 2025

BlackRock MuniYield Quality Fund, Inc. (MQY)
Investment Objective
BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better), or which are deemed to be of comparable quality by the adviser, at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On January 20, 2025, the Board of Directors/Trustees of BlackRock Investment Quality Municipal Trust, Inc. (BKN), BlackRock MuniYield Quality Fund II, Inc. (MQT) and BlackRock MuniYield Fund, Inc. (MYD) (collectively, the “Target Funds”) and the Board of Director of BlackRock MuniYield Quality Fund, Inc. (MQY) each approved the reorganization of the Target Funds into MQY, with MQY continuing as the surviving Fund.
On June 6, 2025, the Board of Directors/Trustees of BlackRock Virginia Municipal Bond Trust (BHV) and BlackRock MuniYield Pennsylvania Quality Fund (MPA) and the Board of Directors of MQY each approved the reorganization of BHV and MPA into MQY, with MQY continuing as the surviving Fund.
Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur in the fourth quarter of 2025.
Fund Information
Symbol on New York Stock Exchange	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of July 31, 2025 ($10.96)(a)	6.35%
Tax Equivalent Yield(b)	10.73%
Current Monthly Distribution per Common Share(c)	$0.058000
Current Annualized Distribution per Common Share(c)	$0.696000
Leverage as of July 31, 2025(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 10.96	$ 12.39	(11.54)%	$ 13.22	$ 10.66
Net Asset Value	11.76	13.20	(10.91)	13.50	11.41
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025(continued)

BlackRock MuniYield Quality Fund, Inc. (MQY)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(5.56)%	(1.54)%	2.19%
Fund at Market Price(a)(b)	(6.23)	(2.56)	1.73
National Customized Reference Benchmark(c)	(0.09)	0.35	N/A
Bloomberg Municipal Bond Index	0.00	0.13	2.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Income was the largest contributor to absolute performance, but the benefit was offset by the adverse impact of falling municipal bond prices. The Fund’s use of leverage helped augment income due to the combination of lower borrowing costs—a function of interest rate cuts by the U.S. Federal Reserve—and rising yields on longer-term bonds. Holdings in bonds with maturities of less than ten years generally produced positive returns. On the other hand, bonds with maturities greater than ten years and/or lower coupon structures generally posted negative returns given their higher interest rate sensitivity. At the sector level, corporate-backed was the only positive contributor. This was largely a function of the sector’s shorter maturity profile. Transportation, healthcare, and taxed-backed were the largest detractors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of July 31, 2025(continued)

BlackRock MuniYield Quality Fund, Inc. (MQY)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	25.5%
County/City/Special District/School District	16.6
Corporate	12.2
Utilities	11.0
Health	10.4
State	9.2
Housing	7.4
Education	5.6
Tobacco	2.1

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	3.9%
2026	3.8
2027	6.4
2028	6.5
2029	6.0

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	9.5%
AA/Aa	42.8
A	31.0
BBB/Baa	8.2
BB/Ba	2.2
B	0.6
N/R	5.7

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025

BlackRock MuniYield Quality Fund III, Inc. (MYI)
Investment Objective
BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On June 6, 2025, the Board of Directors of each of BlackRock MuniVest Fund, Inc. (MVF), BlackRock MuniVest Fund II, Inc. (MVT), BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (collectively, the “Target Funds”) and the Board of Directors of BlackRock MuniYield Quality Fund III, Inc. (MYI) each approved the reorganization of the Target Funds into MYI, with MYI continuing as the surviving Fund. Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur in the fourth quarter of 2025.
Fund Information
Symbol on New York Stock Exchange	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of July 31, 2025 ($10.38)(a)	6.42%
Tax Equivalent Yield(b)	10.84%
Current Monthly Distribution per Common Share(c)	$0.055500
Current Annualized Distribution per Common Share(c)	$0.666000
Leverage as of July 31, 2025(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 10.38	$ 11.37	(8.71)%	$ 12.01	$ 10.21
Net Asset Value	11.25	12.52	(10.14)	12.81	10.99
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2025(continued)

BlackRock MuniYield Quality Fund III, Inc. (MYI)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(4.60)%	(0.81)%	2.38%
Fund at Market Price(a)(b)	(3.07)	(0.33)	2.09
National Customized Reference Benchmark(c)	(0.09)	0.35	N/A
Bloomberg Municipal Bond Index	0.00	0.13	2.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Income was the largest contributor to absolute performance, but the benefit was offset by the adverse impact of falling municipal bond prices. The Fund’s use of leverage helped augment income due to the combination of lower borrowing costs—a function of interest rate cuts by the U.S. Federal Reserve—and rising yields on longer-term bonds. Holdings in bonds with maturities of less than ten years generally produced positive returns. On the other hand, bonds with maturities greater than ten years and/or lower coupon structures generally posted negative returns given their higher interest rate sensitivity. At the sector level, corporate-backed was the only positive contributor. This was largely a function of the sector’s shorter maturity profile. Transportation, healthcare, and taxed-backed were the largest detractors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025(continued)

BlackRock MuniYield Quality Fund III, Inc. (MYI)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	27.0%
State	16.3
County/City/Special District/School District	15.8
Corporate	9.6
Utilities	9.5
Health	8.2
Housing	7.0
Education	5.2
Tobacco	1.4

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	2.8%
2026	3.1
2027	6.6
2028	7.8
2029	5.7

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	9.0%
AA/Aa	53.6
A	23.5
BBB/Baa	5.6
BB/Ba	0.8
B	0.5
N/R	7.0

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Fund Summary

Schedule of Investments
July 31, 2025
BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Construction & Engineering — 0.2%
TimberHp By Go Lab, Inc.(a)(b)	40,542	$ 272,037
Total Common Stocks — 0.2% (Cost: $ — )		272,037

	Par (000)
Municipal Bonds
Alabama — 5.7%
Baldwin County Industrial Development Authority, RB, Series A, AMT, 5.00%, 06/01/55(c)(d)	$500	499,234
Black Belt Energy Gas District, RB, Series A, 5.25%, 05/01/56(c)	535	544,531
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.50%, 10/01/53	320	324,860
Energy Southeast A Cooperative District, RB, Series B, 5.25%, 07/01/54(c)	285	304,244
Hoover Industrial Development Board, RB, AMT, Sustainability Bonds, 6.38%, 11/01/50(c)	1,040	1,132,826
Mobile County Industrial Development Authority, RB
Series A, AMT, 5.00%, 06/01/54	1,620	1,466,367
Series B, AMT, 4.75%, 12/01/54	650	567,366
Southeast Energy Authority A Cooperative District, RB(c)
Series A, 4.00%, 11/01/51	1,300	1,305,421
Series A, 5.00%, 01/01/56	500	507,401
Series A-1, 5.50%, 01/01/53	470	499,992
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 5.25%, 05/01/44(d)	160	156,793
		7,309,035
Arizona — 5.1%
Arizona Industrial Development Authority, Refunding RB(d)
5.50%, 07/01/52	855	755,956
Series A, 5.13%, 07/01/37	360	360,761
Series A, 5.38%, 07/01/50	925	880,843
Series G, 5.00%, 07/01/47	135	123,388
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(d)	1,255	1,142,252
Industrial Development Authority of the County of Pima, Refunding RB(d)
4.00%, 06/15/51	955	697,496
5.00%, 07/01/56	225	174,529
Maricopa County Industrial Development Authority, RB, AMT, 4.00%, 10/15/47(d)	735	570,107
Maricopa County Industrial Development Authority, Refunding RB, Series A, 4.13%, 09/01/38	375	353,990
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	725	751,031
Sierra Vista Industrial Development Authority, RB(d)
5.75%, 06/15/53	510	487,021
6.38%, 06/15/64	235	236,477
		6,533,851
Arkansas — 0.5%
Arkansas Development Finance Authority, RB, Series A, AMT, Sustainability Bonds, 6.88%, 07/01/48(d)	600	636,990
California — 10.0%
California County Tobacco Securitization Agency, Refunding RB, Series A, 5.00%, 06/01/47	140	127,180
Security	Par (000)	Value
California (continued)
California Enterprise Development Authority, RB, 8.00%, 11/15/62(d)	$205	$ 194,397
California Housing Finance Agency, RB, M/F Housing, Series P-S, 8.00%, 07/01/67(c)(d)	660	642,810
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(c)(d)	5,315	4,730,350
California Municipal Finance Authority, RB, M/F Housing, Series A-S, 8.00%, 09/01/55(c)(d)	265	261,714
California Public Finance Authority, RB, Series A, 6.38%, 06/01/59(d)	825	724,994
CSCDA Community Improvement Authority, RB, M/F Housing(d)
Series A, 3.00%, 09/01/56	725	472,986
Mezzanine Lien, 4.00%, 03/01/57	330	229,629
Series B, Sustainability Bonds, 4.00%, 07/01/58	200	110,390
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/66(e)	6,795	650,880
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, Sustainability Bonds, 6.75%, 07/01/61(d)(f)	830	383,331
Indio Finance Authority, Refunding RB, Series A, (BAM), 4.50%, 11/01/52	595	547,532
Inland Empire Tobacco Securitization Corp., RB, Series C-1, 0.00%, 06/01/36(e)	1,800	810,485
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	935	786,646
San Marcos Unified School District, GO, CAB, Series B, Election 2010, 0.00%, 08/01/38(e)	3,725	2,144,374
		12,817,698
Colorado — 8.2%
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(d)	275	241,397
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.13%, 11/15/53	320	257,869
Series D, AMT, 5.75%, 11/15/45	790	825,998
Colorado Educational & Cultural Facilities Authority, RB, Series B, Subordinate Lien, 8.50%, 02/01/59(d)	1,065	1,066,478
Colorado Health Facilities Authority, RB
5.25%, 11/01/39	145	151,454
5.50%, 11/01/47	90	91,540
5.25%, 11/01/52	220	219,402
Series A, 5.00%, 05/15/35	140	118,543
Series A, 5.00%, 05/15/49	290	205,719
Constitution Heights Metropolitan District, Refunding GOL, 5.00%, 12/01/49	500	446,812
Creekwalk Marketplace Business Improvement District, Refunding RB
Series A, 6.00%, 12/01/54	890	798,495
Series B, 8.00%, 12/15/54	228	228,479
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,550	1,522,884
Elbert County Independence Water & Sanitation District, Refunding RB, 5.13%, 12/01/33	500	499,741
Fitzsimons Village Metropolitan District No. 3, Refunding GOL, Series A-1, 4.00%, 12/01/31	500	489,832
Gold Hill North Business Improvement District, GOL, Series A, 5.60%, 12/01/54(d)	500	458,497
Independence Metropolitan District No. 3, GOL, Series B, 7.13%, 12/15/54	500	498,312

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Colorado (continued)
Independence Metropolitan District No. 3, Refunding GOL, Series A, 5.38%, 12/01/54	$500	$ 471,798
Loretto Heights Community Authority, RB, 4.88%, 12/01/51	500	373,014
Redtail Ridge Metropolitan District, GOL, CAB, 0.00%, 12/01/32(e)	1,717	1,054,736
Waters’ Edge Metropolitan District No. 2, GOL, 5.00%, 12/01/51	500	437,911
		10,458,911
Connecticut — 0.3%
Connecticut State Health & Educational Facilities Authority, RB, Series A, 5.00%, 01/01/55(d)	160	127,170
Stamford Housing Authority, Refunding RB
Series A, 6.50%, 10/01/55	155	151,420
Series A, 6.25%, 10/01/60	110	103,004
		381,594
Delaware(d) — 0.5%
Affordable Housing Opportunities Trust, RB, Series AH-01, Class B, 6.88%, 05/01/39	445	411,326
Town of Bridgeville Delaware, ST
5.25%, 07/01/44	100	95,831
5.63%, 07/01/53	100	95,367
		602,524
District of Columbia — 1.1%
District of Columbia Tobacco Settlement Financing Corp., RB, Series A, 0.00%, 06/15/46(e)	310	74,494
District of Columbia, TA, 5.13%, 06/01/41	590	590,580
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	870	725,190
		1,390,264
Florida — 15.1%
Alachua County Housing Finance Authority, RB, M/F Housing, Series A, 6.30%, 07/01/55(c)(d)	250	246,567
Antillia Community Development District, SAB, 5.88%, 05/01/54	110	109,583
Berry Bay II Community Development District, SAB, Series 2024, 5.45%, 05/01/54	110	103,294
Brevard County Health Facilities Authority, Refunding RB(d)
4.00%, 11/15/29	100	98,984
4.00%, 11/15/33	625	590,912
Buckhead Trails Community Development District, SAB, Series 2022, 5.75%, 05/01/52	145	143,655
Capital Projects Finance Authority, RB, 6.63%, 06/15/59(d)	100	98,111
Capital Region Community Development District, Refunding SAB
Series A-1, 5.13%, 05/01/39	195	191,282
Series A-2, 4.60%, 05/01/31	305	302,217
Capital Trust Agency, Inc., RB
5.00%, 01/01/55(d)	1,290	1,047,554
Series A, 5.75%, 06/01/54(d)	450	327,006
Series B, 0.00%, 01/01/60(e)	3,000	206,361
Capital Trust Agency, Inc., RB, CAB(d)(e)
0.00%, 07/01/61	5,995	438,561
Subordinate, 0.00%, 01/01/61	5,470	376,472
Capital Trust Authority, Refunding RB(d)
Series A, 4.75%, 06/15/40	100	92,598
Series A, 5.13%, 06/15/50	100	89,066
Security	Par (000)	Value
Florida (continued)
Capital Trust Authority, Refunding RB(d) (continued)
Series A, 5.25%, 06/15/59	$100	$ 87,401
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, Series B, 5.50%, 09/01/53	970	1,018,249
Coral Creek Community Development District, SAB, 5.75%, 05/01/54	95	93,129
County of Miami-Dade Seaport Department, Refunding RB, Series A, AMT, 5.25%, 10/01/52	350	346,893
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(e)
Series A-2, 0.00%, 10/01/47	745	213,820
Series A-2, 0.00%, 10/01/48	525	149,504
Series A-2, 0.00%, 10/01/49	435	116,010
Crosswinds East Community Development District, SAB, 5.75%, 05/01/54	100	97,972
Curiosity Creek Community Development District, SAB(d)
5.40%, 05/01/44	50	48,391
5.70%, 05/01/55	80	75,143
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45	2,325	1,925,906
Florida Development Finance Corp., RB(d)
5.25%, 06/01/55	525	466,338
Series B, 4.50%, 12/15/56	705	494,862
Series C, 5.75%, 12/15/56	250	199,790
Class A, AMT, 4.38%, 10/01/54(c)	310	307,185
Series A, AMT, 12.00%, 07/15/59(b)(c)(g)	860	533,200
Florida Development Finance Corp., Refunding RB
AMT, 12.00%, 07/15/32(b)(c)(d)(g)	550	330,000
AMT, 5.00%, 07/01/44	1,010	959,788
AMT, 5.25%, 07/01/47	300	285,000
Golden Gem Community Development District, SAB, 6.00%, 05/01/55	605	589,328
Hammock Oaks Community Development District, SAB, 6.15%, 05/01/54	135	131,612
Hobe-St Lucie Conservancy District, SAB, 5.88%, 05/01/55	100	99,833
Ibis Landing Community Development District, SAB
5.70%, 06/15/45	40	39,526
5.88%, 06/15/55	50	48,262
Lakes of Sarasota Community Development District, SAB
3.90%, 05/01/41	285	239,594
Series B-1, 4.13%, 05/01/41	200	168,400
Lakewood Ranch Stewardship District, SAB
5.13%, 05/01/46	315	296,304
6.30%, 05/01/54	117	120,436
Series 1B, 4.75%, 05/01/29	235	236,424
Series 1B, 5.30%, 05/01/39	310	309,287
Series 1B, 5.45%, 05/01/48	550	532,062
Lee County Industrial Development Authority, RB, Series B-1, 4.75%, 11/15/29	130	131,123
Marion Ranch Community Development District, SAB, 5.95%, 05/01/54	145	145,435
North AR-1 Pasco Community Development District, SAB
Series A, 5.75%, 05/01/44	65	65,942
Series A, 6.00%, 05/01/54	65	65,468
Orange County Health Facilities Authority, Refunding RB, Series A, 5.25%, 10/01/56	460	460,567
Parrish Plantation Community Development District, SAB
5.80%, 05/01/44	100	101,793
6.05%, 05/01/54	120	121,270
Poitras East Community Development District, SAB, 5.00%, 05/01/43	245	231,021
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Seminole Palms Community Development District, SAB, 5.50%, 05/01/55(d)	$125	$ 117,848
Tolomato Community Development District, SAB
4.80%, 05/01/44	280	247,268
5.13%, 05/01/54	280	241,120
Trout Creek Community Development District, SAB
5.00%, 05/01/28	100	100,872
5.50%, 05/01/49	570	553,800
Village Community Development District No. 14, SAB
5.38%, 05/01/42	395	399,857
5.50%, 05/01/53	290	294,081
Volusia County Educational Facility Authority, RB, 5.25%, 06/01/49	365	357,172
West Villages Improvement District, SAB
4.75%, 05/01/39	220	206,619
5.00%, 05/01/50	450	409,749
		19,272,877
Georgia — 6.1%
Atlanta Development Authority, TA(d)
Series A, 5.00%, 04/01/34	230	227,252
Series A, 5.50%, 04/01/39	355	353,272
Development Authority of Cobb County, RB, Series A, 6.38%, 06/15/58(d)	100	95,702
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(d)	110	74,250
Main Street Natural Gas, Inc., RB(c)
Series A, 5.00%, 06/01/53	3,500	3,681,624
Series B, 5.00%, 12/01/52	1,230	1,282,047
Main Street Natural Gas, Inc., Refunding RB, Series E-2, 4.62%, 12/01/53(c)	1,605	1,607,976
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 07/01/52	460	450,588
		7,772,711
Illinois — 8.5%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	795	775,258
Series D, 5.00%, 12/01/46	1,035	932,381
Series H, 5.00%, 12/01/36	935	880,103
Chicago Board of Education, Refunding GO, Series C, 5.00%, 12/01/34	940	941,263
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, Senior Lien, 4.00%, 12/01/49	640	522,575
City of Chicago Illinois, Refunding GO, Series A, 6.00%, 01/01/38	595	609,506
City of Chicago Minnesota, GO, Series A, 6.00%, 01/01/50	680	696,092
City of Marion Illinois Sales Tax Revenue, Refunding RB
6.38%, 06/01/45	250	238,594
6.63%, 06/01/55	460	433,293
County of Cook Illinois, RB, M/F Housing, 6.50%, 01/01/45	750	726,576
Illinois Finance Authority, Refunding RB
08/01/35(h)	130	128,870
Series A, 4.00%, 07/15/47	1,815	1,536,186
Illinois Housing Development Authority, RB, S/F Housing, Series G, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.25%, 10/01/52	700	755,075
Illinois State Toll Highway Authority, RB, Series A, 4.00%, 01/01/46	500	429,920
Metropolitan Pier & Exposition Authority, RB
5.00%, 06/15/57	555	528,866
Security	Par (000)	Value
Illinois (continued)
Metropolitan Pier & Exposition Authority, RB (continued)
Series A, 5.50%, 06/15/53	$200	$ 200,016
Metropolitan Pier & Exposition Authority, Refunding RB
4.00%, 06/15/50	410	334,720
Series B, 5.00%, 06/15/52	225	211,311
		10,880,605
Indiana — 0.4%
Indiana Finance Authority, RB, Series A, AMT, 6.75%, 05/01/39	515	562,743
Iowa — 1.2%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	1,815	1,516,018
Kentucky — 0.5%
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Convertible, 6.75%, 07/01/43(f)	565	642,742
Louisiana — 0.8%
Louisiana Public Facilities Authority, RB
6.00%, 06/15/59(d)	200	192,028
Series A, 6.50%, 06/01/62(d)	105	94,895
AMT, 5.75%, 09/01/64	660	667,415
		954,338
Maine — 1.2%
Finance Authority of Maine, RB
8.50%, 06/01/35	340	282,083
Series A, 8.50%, 06/01/32	75	74,670
Series B, 9.50%, 06/01/32	75	75,127
Finance Authority of Maine, Refunding RB, AMT, 4.63%, 12/01/47(c)(d)	175	168,189
Maine Health & Higher Educational Facilities Authority, Refunding RB, 4.00%, 07/01/37(d)	1,100	970,042
		1,570,111
Maryland — 1.5%
City of Baltimore Maryland, RB, 4.88%, 06/01/42	120	116,876
Maryland Economic Development Corp., RB, Class B, AMT, Sustainability Bonds, 5.25%, 06/30/47	380	364,405
Maryland Health & Higher Educational Facilities Authority, RB, 7.00%, 03/01/55(d)	1,480	1,487,173
		1,968,454
Massachusetts — 1.9%
Massachusetts Development Finance Agency, RB
Series A, 5.00%, 01/01/47	860	800,398
Series A-1, 6.38%, 07/15/45(d)	375	367,774
Massachusetts Housing Finance Agency, Refunding RB
Series A, AMT, 4.45%, 12/01/42	310	277,490
Series A, AMT, 4.50%, 12/01/47	1,030	919,828
		2,365,490
Michigan — 1.8%
Michigan Finance Authority, RB, 4.00%, 02/15/50	2,000	1,632,187
Michigan Strategic Fund, RB
5.00%, 11/15/42	165	154,204
AMT, 5.00%, 12/31/43	500	468,111
		2,254,502

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Minnesota — 0.8%
Duluth Economic Development Authority, Refunding RB, Series A, 5.25%, 02/15/58	$655	$ 633,332
Minnesota Housing Finance Agency, RB, S/F Housing, Series M, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.00%, 01/01/53	410	437,341
		1,070,673
Missouri — 1.0%
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB, Series A, 4.38%, 11/15/35	330	301,949
Kansas City Industrial Development Authority, ARB
Class B, AMT, 5.00%, 03/01/49	425	411,927
Class B, AMT, 5.00%, 03/01/55	425	403,636
Kansas City Industrial Development Authority, RB(d)
Series A-1, 5.00%, 06/01/46	130	117,406
Series A-1, 5.00%, 06/01/54	100	87,204
		1,322,122
Nebraska — 0.2%
Omaha Airport Authority, ARB, AMT, 5.25%, 12/15/54	275	272,072
New Hampshire — 9.0%
New Hampshire Business Finance Authority, RB
5.88%, 12/15/33(d)	520	523,034
5.25%, 12/01/35(d)	725	724,594
5.38%, 12/15/35(d)	783	773,739
Series A, 4.13%, 08/15/40	260	225,955
Series A, 4.25%, 08/15/46	290	233,070
Series A, 5.50%, 06/01/55	6,000	6,074,029
Series A, 4.50%, 08/15/55	600	471,644
New Hampshire Business Finance Authority, RB, CAB, 0.00%, 12/15/33(d)(e)	2,020	1,220,854
New Hampshire Business Finance Authority, RB, M/F Housing
1st Series, Class B, 5.75%, 04/28/42	320	321,571
Series 2025, 5.15%, 09/28/37	610	596,362
Series 2, Sustainability Bonds, 4.25%, 07/20/41	330	313,065
		11,477,917
New Jersey — 5.6%
New Jersey Economic Development Authority, RB
5.00%, 12/15/28(i)	70	75,801
5.00%, 06/15/43	125	124,920
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	785	820,004
New Jersey Higher Education Student Assistance Authority, RB
Series B, AMT, 4.25%, 12/01/45	140	135,940
Series C, AMT, Subordinate, 4.25%, 12/01/50	1,340	1,083,691
New Jersey Higher Education Student Assistance Authority, Refunding RB, Sub-Series C, AMT, 3.63%, 12/01/49	645	458,943
New Jersey Transportation Trust Fund Authority, RB, Series AA, 5.00%, 06/15/45	585	581,186
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	1,700	1,702,449
Sub-Series B, 5.00%, 06/01/46	2,315	2,223,195
		7,206,129
New York — 15.7%
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	910	734,535
Security	Par (000)	Value
New York (continued)
Metropolitan Transportation Authority, Refunding RB, Series C-1, Sustainability Bonds, 4.75%, 11/15/45	$985	$ 938,885
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series B-1, 4.00%, 11/01/45	4,000	3,473,946
Series A-1, Subordinate, 4.00%, 08/01/48	555	472,897
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(d)	884	871,829
Series A, 5.00%, 06/01/42	1,505	1,286,324
New York Counties Tobacco Trust VI, Refunding RB, Series A-2B, 5.00%, 06/01/51	1,000	852,087
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(d)	1,415	1,358,563
Class 2, 5.38%, 11/15/40(d)	395	389,667
Series A, Sustainability Bonds, 3.00%, 11/15/51	505	339,240
New York Power Authority, Refunding RB, Series A, Sustainability Bonds, 4.00%, 11/15/55	565	473,941
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/50	1,610	1,624,625
Series A, 5.00%, 03/15/55	740	743,269
New York Transportation Development Corp., ARB
AMT, 5.63%, 04/01/40	260	266,639
AMT, 5.00%, 12/01/40	555	555,227
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	560	567,727
AMT, Sustainability Bonds, 5.13%, 06/30/60	1,750	1,638,564
AMT, Sustainability Bonds, 5.25%, 06/30/60	1,230	1,189,550
New York Transportation Development Corp., Refunding ARB, Series A, AMT, 5.38%, 08/01/36	730	739,671
Westchester County Local Development Corp., Refunding RB(d)
5.00%, 07/01/41	340	313,230
5.00%, 07/01/56	380	325,309
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	1,170	931,928
		20,087,653
North Carolina — 0.4%
North Carolina Housing Finance Agency, RB, S/F Housing, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.00%, 07/01/53	465	497,388
North Dakota — 0.4%
City of Grand Forks North Dakota, RB, Series A, 5.00%, 12/01/53	525	506,343
Ohio — 2.5%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	500	405,931
Buckeye Tobacco Settlement Financing Authority, Refunding RB, CAB, Series B-3, Class 2, 0.00%, 06/01/57(e)	1,580	138,530
Cleveland-Cuyahoga County Port Authority, Refunding RB(d)
Series A, 5.38%, 01/01/39	100	97,091
Series A, 5.88%, 01/01/49	150	141,198
County of Hamilton Ohio, Refunding RB, 4.00%, 08/15/50	800	669,712
Ohio Air Quality Development Authority, RB, AMT, 4.50%, 01/15/48(d)	705	613,012
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,220	1,112,527
		3,178,001
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Oklahoma — 3.4%
Oklahoma Development Finance Authority, RB
7.25%, 09/01/51(d)	$2,160	$ 2,070,630
Series B, 5.50%, 08/15/52	765	725,279
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(d)	155	134,963
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45	925	878,018
Tulsa Municipal Airport Trust Trustees, Refunding ARB, AMT, 6.25%, 12/01/40	540	580,397
		4,389,287
Oregon — 0.3%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(e)	625	318,458
Pennsylvania — 5.9%
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(d)	1,235	1,205,147
City of Philadelphia Pennsylvania Water & Wastewater Revenue, Refunding RB, Series B, 4.50%, 09/01/48	800	754,963
Doylestown Hospital Authority, Refunding RB(d)
5.00%, 07/01/31	100	109,519
5.38%, 07/01/39	155	167,977
Lancaster Municipal Authority, RB, Series B, 5.00%, 05/01/59	140	124,819
Montgomery County Industrial Development Authority, RB, Series C, 5.00%, 11/15/45	95	88,201
Pennsylvania Economic Development Financing Authority, RB
5.00%, 06/30/42	465	454,245
AMT, 5.75%, 06/30/48	335	334,934
AMT, 5.25%, 06/30/53	560	526,184
Pennsylvania Economic Development Financing Authority, Refunding RB
Series B, 5.25%, 12/01/38(c)	240	241,546
Series C, 5.25%, 12/01/37(c)	415	417,673
AMT, 5.50%, 11/01/44	720	715,420
Pennsylvania Higher Education Assistance Agency, RB, Sub-Series 1C, AMT, 5.00%, 06/01/51	100	90,479
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	805	706,460
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 143A, Sustainability Bonds, 5.38%, 10/01/46	960	974,900
Philadelphia Authority for Industrial Development, RB, 5.25%, 11/01/52	355	353,112
School District of Philadelphia, GOL, Series A, (SAW), 5.50%, 09/01/48	220	227,486
		7,493,065
Puerto Rico — 5.7%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(e)	6,945	353,109
Commonwealth of Puerto Rico, GO, Series A-1, Restructured, 5.75%, 07/01/31	784	850,626
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51(b)(c)(g)	5,503	3,004,749
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Authority, ARB
Series A-1, AMT, 6.75%, 01/01/45	100	109,559
Series A-2, AMT, 6.50%, 01/01/42	100	110,086
Series A-2, AMT, 6.75%, 01/01/45	100	109,524
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-2, Convertible, Restructured, 4.33%, 07/01/40	72	66,745
Security	Par (000)	Value
Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series A-1, Restructured, 4.75%, 07/01/53	$1,517	$ 1,355,875
Series A-2, Restructured, 4.78%, 07/01/58	1,038	918,960
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(e)	1,414	436,441
		7,315,674
South Carolina — 1.5%
South Carolina Jobs-Economic Development Authority, RB, 7.50%, 08/15/62(d)	225	201,907
South Carolina Jobs-Economic Development Authority, RB, M/F Housing, Series A, 6.75%, 12/01/60(d)	550	541,201
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	1,110	1,110,334
		1,853,442
Tennessee — 1.8%
Metropolitan Government Nashville & Davidson County Health & Educational Fcilities Board, Refunding RB, 4.00%, 10/01/49	290	226,890
Metropolitan Government Nashville & Davidson County Industrial Development Board, SAB, CAB, 0.00%, 06/01/43(d)(e)	430	175,981
Metropolitan Government Nashville & Davidson County Sports Authority, RB, Series A, Senior Lien, 5.25%, 07/01/48	585	601,167
Metropolitan Nashville Airport Authority, ARB
Series B, AMT, 5.25%, 07/01/35	230	247,323
Series B, AMT, 5.50%, 07/01/36	190	205,062
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(c)	750	802,473
		2,258,896
Texas — 11.4%
Alamo Heights Independent School District, GO, (PSF), 4.00%, 02/01/51	610	518,817
Angelina & Neches River Authority, RB, Series A, AMT, 7.50%, 12/01/45(b)(d)(g)	335	33,336
Arlington Higher Education Finance Corp., RB
7.50%, 04/01/62(d)	230	218,077
7.88%, 11/01/62(d)	195	195,799
Series A, 5.75%, 08/15/62	500	366,850
City of Buda Texas, SAB(d)
6.00%, 09/01/55	150	143,767
6.75%, 09/01/55	300	278,120
City of Corpus Christi Texas, SAB
5.38%, 09/15/31	100	99,052
6.13%, 09/15/44	100	93,950
6.50%, 09/15/54	106	99,598
City of Crandall Texas, SAB(d)
5.25%, 09/15/45	50	46,292
5.50%, 09/15/55	100	91,421
City of Friendswood Texas, SAB, 7.00%, 09/15/54	301	291,073
City of Houston Texas Airport System Revenue, ARB
Series B, AMT, 5.50%, 07/15/38	200	206,067
Series B-1, AMT, 5.00%, 07/15/30	240	239,937
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, AMT, 1st Lien, Subordinate, 5.25%, 07/01/48	340	341,111
City of Oak Point Texas, SAB, 5.25%, 09/15/54(d)	140	126,622
Clifton Higher Education Finance Corp., RB, Series A, 6.00%, 06/15/54(d)	100	89,757

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
Club Municipal Management District No. 1, SAB, 5.38%, 09/01/55(d)	$100	$ 93,675
Dallas Independent School District, Refunding GO, (PSF), 4.00%, 02/15/53	500	418,610
Del Valle Independent School District Texas, GO, (PSF), 4.00%, 06/15/47	810	701,815
Eagle Mountain & Saginaw Independent School District, GO, (PSF), 4.00%, 08/15/54	210	175,137
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(e)(i)	5,200	2,998,236
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 6.75%, 10/01/52	600	591,379
Newark Higher Education Finance Corp., RB(d)
Series A, 5.50%, 08/15/35	135	135,064
Series A, 5.75%, 08/15/45	275	275,173
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	890	769,628
Port of Beaumont Navigation District, Refunding RB(d)
Series A, AMT, 3.63%, 01/01/35	215	185,801
Series A, AMT, 4.00%, 01/01/50	815	567,938
San Antonio Education Facilities Corp., RB, Series A, 5.00%, 10/01/41	85	69,548
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	310	306,828
Texas Community Housing & Economic Development Corp., RB, M/F Housing, Series A1, Senior Lien, 6.25%, 01/01/65(d)	570	516,088
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	1,300	1,385,327
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.50%, 12/31/58	800	803,997
Texas Transportation Commission State Highway 249 System, RB, CAB, 0.00%, 08/01/43(e)	2,205	835,026
Texas Water Development Board, RB, 4.45%, 10/15/36	170	176,052
		14,484,968
Utah — 2.2%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(d)	205	200,108
County of Utah, RB, Series B, 4.00%, 05/15/47	750	630,198
Downtown Revitalization Public Infrastructure District, RB, Series B, 5.50%, 06/01/55	175	180,403
Mida Mountain Village Public Infrastructure District, TA, Series 1, 5.13%, 06/15/54(d)	500	457,807
Ridges Estates Infrastructure Financing District, SAB, 6.25%, 12/01/53(d)	594	594,493
SkyRidge Pegasus Infrastructure Financing District, SAB, 5.25%, 12/01/44(d)	530	493,065
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/52(d)	225	180,952
Utah Infrastructure Agency, RB
5.50%, 10/15/44	55	55,680
5.50%, 10/15/48	50	49,891
		2,842,597
Virginia — 2.6%
Ballston Quarter Community Development Authority, TA, Series A-1, 5.50%, 03/01/46	267	259,844
Ballston Quarter Community Development Authority, TA, CAB, Series A-2, 7.13%, 03/01/59(f)	640	541,571
Security	Par (000)	Value
Virginia (continued)
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/55	$245	$ 202,138
James City County Economic Development Authority, RB
Series A, 6.88%, 12/01/58	175	185,648
Series C3, 5.25%, 12/01/27	20	20,022
Norfolk Redevelopment & Housing Authority, RB, Series A, 5.00%, 01/01/49	455	389,224
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	920	765,897
Virginia Beach Development Authority, RB
Series A, 7.00%, 09/01/53	240	260,581
Series B3, 5.38%, 09/01/29	155	156,699
Virginia Housing Development Authority, RB, M/F Housing, Series G, 4.90%, 11/01/42	500	500,934
		3,282,558
Washington — 0.9%
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44	485	469,639
Washington State Housing Finance Commission, RB(d)
Series A, 5.75%, 01/01/53	100	88,096
Series B2, 3.95%, 07/01/29	380	380,138
Washington State Housing Finance Commission, Refunding RB
Series A, 5.00%, 07/01/43	125	121,058
Series A, 5.00%, 07/01/48	115	108,873
		1,167,804
West Virginia — 1.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48	1,895	1,597,799
Wisconsin — 8.1%
Public Finance Authority, RB
6.25%, 10/01/31(b)(d)(g)	290	24,650
5.00%, 06/15/41(d)	165	128,328
7.00%, 10/01/47(b)(d)(g)	290	24,650
5.75%, 12/01/54(d)	445	429,943
5.00%, 06/15/55(d)	440	292,966
5.00%, 01/01/56(d)	710	555,569
12/31/65(h)	540	563,237
Class A, 5.00%, 06/15/56(d)	230	166,660
Class A, 6.45%, 04/01/60(d)	150	136,882
Series A, 7.75%, 07/01/43(d)	1,190	1,203,051
Series A, 4.75%, 06/15/56(d)	720	548,044
Series A, 7.50%, 07/01/59(d)	1,080	1,182,920
Series A, 7.25%, 01/01/61(d)	720	737,489
Series A-1, 4.50%, 01/01/35(d)	530	506,653
Series A-4, 5.50%, 11/15/32(d)	870	843,222
Series B, 0.00%, 01/01/35(d)(e)	890	501,029
Series B, 0.00%, 01/01/60(d)(e)	16,025	1,102,286
AMT, Sustainability Bonds, 4.00%, 09/30/51	475	364,451
AMT, Sustainability Bonds, 4.00%, 03/31/56	455	339,908
Public Finance Authority, RB, CAB, Series B, 0.00%, 01/01/61(d)(e)	6,455	426,418
Public Finance Authority, RB, M/F Housing, Series A, 7.13%, 07/01/65(c)(d)	300	291,029
		10,369,385
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Wyoming — 0.3%
University of Wyoming, RB, Series C, 4.00%, 06/01/51	$500	$ 427,133
Total Municipal Bonds — 151.4% (Cost: $205,081,708)		193,310,822
Municipal Bonds Transferred to Tender Option Bond Trusts(j)
Alabama — 5.1%
Black Belt Energy Gas District, RB, Series C-1, 5.25%, 02/01/53(c)	6,194	6,498,482
Illinois — 2.1%
Chicago O’Hare International Airport, Refunding ARB, Series A, 5.50%, 01/01/59	2,620	2,658,773
New York — 1.1%
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/55	1,720	1,420,550
Pennsylvania — 1.3%
City of Philadelphia Pennsylvania Water & Wastewater Revenue, Refunding RB, Series B, 5.50%, 09/01/53	1,601	1,657,363
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 9.6% (Cost: $12,342,590)		12,235,168
Total Long-Term Investments — 161.2% (Cost: $217,424,298)		205,818,027

	Shares
Short-Term Securities
	Money Market Funds — 2.4%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(k)(l)	3,119,253	3,119,565
	Total Short-Term Securities — 2.4% (Cost: $3,119,562)	3,119,565
	Total Investments — 163.6% (Cost: $220,543,860)	208,937,592
	Other Assets Less Liabilities — 1.2%	1,466,398
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.5)%	(7,016,983)
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (59.3)%	(75,704,973)
	Net Assets Applicable to Common Shares — 100.0%	$ 127,682,034

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Zero-coupon bond.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	When-issued security.
(i)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(j)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 3,173,120	$ —	$ (53,555)(a)	$ 47	$ (47)	$ 3,119,565	3,119,253	$ 47,023	$ —

(a)	Represents net amount purchased (sold).

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock Long-Term Municipal Advantage Trust (BTA)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$ —	$ —	$ 272,037	$ 272,037
Municipal Bonds	—	193,310,822	—	193,310,822
Municipal Bonds Transferred to Tender Option Bond Trusts	—	12,235,168	—	12,235,168
Short-Term Securities
Money Market Funds	3,119,565	—	—	3,119,565
	$3,119,565	$205,545,990	$272,037	$208,937,592
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(6,990,013)	$—	$(6,990,013)
VRDP Shares at Liquidation Value	—	(76,000,000)	—	(76,000,000)
	$—	$(82,990,013)	$—	$(82,990,013)
See notes to financial statements.
Schedule of Investments

Schedule of Investments
July 31, 2025
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Construction & Engineering — 0.2%
TimberHp By Go Lab, Inc.(a)(b)	129,263	$ 867,355
Total Common Stocks — 0.2% (Cost: $ — )		867,355

	Par (000)
Corporate Bonds
Commercial Services & Supplies — 0.4%
Grand Canyon University, 5.13%, 10/01/28	$1,570	1,515,242
Total Corporate Bonds — 0.4% (Cost: $1,570,000)		1,515,242
Municipal Bonds
Alabama — 6.7%
Baldwin County Industrial Development Authority, RB, Series A, AMT, 5.00%, 06/01/55(c)(d)	1,435	1,432,802
Black Belt Energy Gas District, RB(c)
Series A, 5.25%, 01/01/54	3,085	3,273,544
Series A, 5.25%, 05/01/56	1,540	1,567,435
Series F, 5.50%, 11/01/53	615	645,556
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(c)	1,855	1,874,941
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.50%, 10/01/53	5,645	5,730,736
Energy Southeast A Cooperative District, RB, Series B, 5.25%, 07/01/54(c)	795	848,679
Hoover Industrial Development Board, RB, AMT, Sustainability Bonds, 6.38%, 11/01/50(c)	2,140	2,331,007
MidCity Improvement District, SAB
4.50%, 11/01/42	255	210,345
4.75%, 11/01/49	270	216,323
Mobile County Industrial Development Authority, RB
Series A, AMT, 5.00%, 06/01/54	4,545	4,113,975
Series B, AMT, 4.75%, 12/01/54	1,840	1,606,083
Southeast Alabama Gas Supply District, Refunding RB, Series A, 5.00%, 08/01/54(c)	2,000	2,110,412
Southeast Energy Authority A Cooperative District, RB, Series A, 5.00%, 01/01/56(c)	1,220	1,238,058
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 5.25%, 05/01/44(d)	335	328,286
		27,528,182
Arizona — 4.3%
Arizona Industrial Development Authority, RB(d)
7.10%, 01/01/55	1,670	1,678,162
Series A, 5.00%, 12/15/39	250	238,057
Series B, 5.13%, 07/01/47	665	598,438
Arizona Industrial Development Authority, Refunding RB(d)
5.50%, 07/01/52	1,775	1,569,383
Series A, 5.13%, 07/01/37	960	962,029
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	100	82,813
Industrial Development Authority of the City of Phoenix Arizona, Refunding RB, 5.00%, 07/01/45(d)	255	233,951
Security	Par (000)	Value
Arizona (continued)
Industrial Development Authority of the County of Pima, Refunding RB(d)
4.00%, 06/15/51	$1,555	$ 1,135,714
5.00%, 07/01/56	460	356,815
La Paz County Industrial Development Authority, RB, 5.88%, 06/15/48(d)	875	800,827
Maricopa County Industrial Development Authority, RB
7.38%, 10/01/29(d)	875	902,835
5.25%, 10/01/40(d)	465	415,072
5.50%, 10/01/51(d)	465	392,429
Series A, 3.00%, 09/01/51	5,155	3,315,614
AMT, 4.00%, 10/15/47(d)	1,995	1,547,433
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	1,650	1,709,244
Sierra Vista Industrial Development Authority, RB(d)
5.00%, 06/15/34	55	56,909
5.00%, 06/15/44	515	468,376
5.00%, 06/15/54	575	487,551
6.30%, 06/15/54	230	231,682
6.38%, 06/15/64	460	462,892
		17,646,226
Arkansas — 1.6%
Arkansas Development Finance Authority, RB
AMT, Sustainability Bonds, 7.38%, 07/01/48(d)	2,800	3,045,444
AMT, Sustainability Bonds, 5.45%, 09/01/52	2,325	2,258,724
Series A, AMT, Sustainability Bonds, 6.88%, 07/01/48(d)	1,300	1,380,144
		6,684,312
California — 7.1%
California Housing Finance Agency, RB, M/F Housing, Series P-S, 8.00%, 07/01/67(c)(d)	1,900	1,850,514
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(c)(d)	14,990	13,341,100
California Municipal Finance Authority, RB, M/F Housing, Series A-S, 8.00%, 09/01/55(c)(d)	765	755,515
California Public Finance Authority, RB, Series A, 6.38%, 06/01/59(d)	2,415	2,122,256
California School Finance Authority, RB(d)
Series A, 7.00%, 06/01/54	1,810	1,633,886
Series B, 9.00%, 06/01/34	180	183,198
California Statewide Financing Authority, RB, Series B, 6.00%, 05/01/43	1,650	1,649,008
CSCDA Community Improvement Authority, RB, M/F Housing(d)
Series A, 3.00%, 09/01/56	1,570	1,024,259
Mezzanine Lien, 4.00%, 03/01/57	700	487,091
Sustainability Bonds, 4.00%, 07/01/58	380	243,779
Series B, Sustainability Bonds, 4.00%, 07/01/58	435	240,097
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/66(e)	27,650	2,648,542
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, Sustainability Bonds, 6.75%, 07/01/61(d)(f)	1,705	787,445
Inland Empire Tobacco Securitization Corp., RB, Series C-1, 0.00%, 06/01/36(e)	5,090	2,291,872
Rancho Mirage Community Facilities District, ST, Series A, 5.00%, 09/01/49	270	258,814
		29,517,376

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Colorado — 5.9%
9th Avenue Metropolitan District No. 2, GOL, 5.00%, 12/01/48	$910	$ 823,670
Banning Lewis Ranch Metropolitan District No. 8, GOL, 4.88%, 12/01/51(d)	665	556,908
Baseline Metropolitan District No. 1, GO, Series B, 6.75%, 12/15/54	690	683,746
Canyons Metropolitan District No. 5, Refunding GOL, Series B, 6.50%, 12/15/54	625	616,830
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(d)	575	504,739
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 4.13%, 11/15/53	1,025	825,988
Colorado Educational & Cultural Facilities Authority, RB, Series B, Subordinate Lien, 8.50%, 02/01/59(d)	3,065	3,069,254
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	265	269,536
5.25%, 11/01/52	555	553,491
Series A, 5.00%, 05/15/35	355	300,590
Series A, 5.00%, 05/15/44	385	286,607
Series A, 5.00%, 05/15/49	750	532,032
Creekwalk Marketplace Business Improvement District, Refunding RB
Series A, 6.00%, 12/01/54	2,525	2,265,392
Series B, 8.00%, 12/15/54	627	628,317
Elbert County Independence Water & Sanitation District, Refunding RB, 5.13%, 12/01/33	500	499,741
Gold Hill North Business Improvement District, GOL, Series A, 5.60%, 12/01/54(d)	500	458,497
Green Valley Ranch East Metropolitan District No. 6, GOL, Series A, 5.88%, 12/01/50	935	942,582
Independence Metropolitan District No. 3, GOL, Series B, 7.13%, 12/15/54	500	498,312
Independence Metropolitan District No. 3, Refunding GOL, Series A, 5.38%, 12/01/54	851	803,000
Inspiration Metropolitan District, GOL, Series B, Subordinate, 5.00%, 12/15/36	670	597,747
Karl’ s Farm Metropolitan District No. 2, GOL, Series A, 5.63%, 09/01/25(d)(g)	545	562,629
Lanterns Metropolitan District No. 2, GOL, Series A, 4.50%, 12/01/50	520	378,185
Loretto Heights Community Authority, RB, 4.88%, 12/01/51	790	589,362
North Holly Metropolitan District, GOL, Series A, 5.50%, 12/01/48	500	480,565
Palisade Metropolitan District No. 2, Refunding RB, CAB, Series B, Convertible, 0.00%, 12/15/54(d)(f)	1,170	1,039,291
Prairie Farm Metropolitan District, GOL, Series A, 5.25%, 12/01/48	751	716,539
Redtail Ridge Metropolitan District, GOL, CAB, 0.00%, 12/01/32(e)	4,864	2,987,907
Sojourn at Idlewild Metropolitan District, GOL, Series A, 6.13%, 12/01/55(d)	500	483,358
St. Vrain Lakes Metropolitan District No. 4, GOL, CAB, Series A, 0.00%, 09/20/54(d)(f)	1,035	735,794
Waters’ Edge Metropolitan District No. 2, GOL, 5.00%, 12/01/51	790	691,899
		24,382,508
Security	Par (000)	Value
Connecticut — 1.6%
Connecticut State Health & Educational Facilities Authority, RB
Series A, 5.00%, 01/01/55(d)	$325	$ 258,314
Series A, Sustainability Bonds, 5.38%, 07/01/54	1,105	1,034,096
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(d)	3,805	3,776,650
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45(d)	930	930,451
Stamford Housing Authority, Refunding RB
Series A, 6.50%, 10/01/55	445	434,723
Series A, 6.25%, 10/01/60	310	290,283
		6,724,517
Delaware(d) — 0.5%
Affordable Housing Opportunities Trust, RB, Series AH- 01, Class B, 6.88%, 05/01/39	1,206	1,115,149
Town of Bridgeville Delaware, ST
5.25%, 07/01/44	100	95,831
5.63%, 07/01/53	120	114,441
Town of Milton Delaware, ST
5.70%, 09/01/44	150	148,049
5.95%, 09/01/53	400	396,308
		1,869,778
District of Columbia — 0.1%
District of Columbia Tobacco Settlement Financing Corp., RB, Series A, 0.00%, 06/15/46(e)	995	239,100
Florida — 16.0%
Alachua County Housing Finance Authority, RB, M/F Housing, Series A, 6.30%, 07/01/55(c)(d)	500	493,134
Antillia Community Development District, SAB
5.60%, 05/01/44	140	140,589
5.88%, 05/01/54	170	169,356
Babcock Ranch Community Independent Special District, SAB
Series 2022, 5.00%, 05/01/42	510	484,038
Series 2022, 5.00%, 05/01/53	385	339,427
Bella Collina Community Development District, SAB, 5.30%, 05/01/55	210	188,201
Bellehaven Community Development District, SAB, 6.05%, 05/01/55	610	591,355
Berry Bay II Community Development District, SAB, Series 2024, 5.45%, 05/01/54	310	291,101
Boggy Creek Improvement District, Refunding SAB, Series 2013, 5.13%, 05/01/43	1,135	1,086,180
Brevard County Health Facilities Authority, Refunding RB(d)
4.00%, 11/15/25	460	460,066
4.00%, 11/15/27	495	497,125
4.00%, 11/15/29	435	430,581
4.00%, 11/15/32	450	431,378
4.00%, 11/15/35	675	617,215
Buckhead Trails Community Development District, SAB
5.88%, 05/01/54	455	424,200
Series 2022, 5.75%, 05/01/52	400	396,290
Cabot Citrus Farms Community Development District, SAB, 5.25%, 03/01/29	1,070	1,080,705
Capital Projects Finance Authority, RB, 6.13%, 06/15/44(d)	190	183,851
Capital Region Community Development District, Refunding SAB, Series A-1, 5.13%, 05/01/39	1,380	1,353,686
Capital Trust Agency, Inc., RB
5.00%, 01/01/55(d)	2,640	2,143,832
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Capital Trust Agency, Inc., RB (continued)
Series A, 5.75%, 06/01/54(d)	$940	$ 683,080
Series A, 5.00%, 12/15/54	400	340,381
Capital Trust Agency, Inc., RB, CAB, 0.00%, 07/01/61(d)(e)	16,865	1,233,751
Capital Trust Authority, RB(d)
Series A, 5.00%, 07/01/44	260	233,947
Series A, 5.25%, 07/01/54	460	404,187
Capital Trust Authority, Refunding RB(d)
Series A, 4.75%, 06/15/40	160	148,157
Series A, 5.13%, 06/15/50	150	133,599
Series A, 5.25%, 06/15/59	205	179,172
Coastal Ridge Community Development District, SAB
5.75%, 05/01/45	715	708,699
6.00%, 05/01/55	550	538,064
Coral Creek Community Development District, SAB, 5.75%, 05/01/54	205	200,961
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/49	5,000	4,709,104
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(e)
Series A-2, 0.00%, 10/01/48	875	249,173
Series A-2, 0.00%, 10/01/49	730	194,684
Series A-2, 0.00%, 10/01/54	2,875	564,956
Crosswinds East Community Development District, SAB, 5.75%, 05/01/54	165	161,654
Curiosity Creek Community Development District, SAB(d)
5.40%, 05/01/44	145	140,335
5.70%, 05/01/55	235	220,732
Cypress Creek Reserve Community Development District, SAB
5.75%, 05/01/45	100	98,735
6.00%, 05/01/56	300	293,237
Darby Community Development District, SAB, Series A-2, 5.88%, 05/01/35	900	890,849
Florida Development Finance Corp., RB(d)
Series A, 5.75%, 06/15/29	560	560,583
Series A, 6.00%, 06/15/34	835	835,557
Series A, 6.13%, 06/15/44	3,180	3,174,477
Series A, 5.13%, 06/15/55	3,645	2,917,004
Series B, 4.50%, 12/15/56	3,985	2,797,200
Series C, 5.75%, 12/15/56	1,325	1,058,886
Class A, AMT, 4.38%, 10/01/54(c)	880	872,009
Series A, AMT, 12.00%, 07/15/59(b)(c)(h)	2,850	1,767,000
Florida Development Finance Corp., Refunding RB
AMT, 12.00%, 07/15/32(b)(c)(d)(h)	2,070	1,242,000
AMT, 5.00%, 07/01/44	2,975	2,827,098
AMT, 5.25%, 07/01/47	700	665,000
Gas Worx Community Development District, SAB, 5.75%, 05/01/45(d)	550	537,840
Golden Gem Community Development District, SAB, 6.00%, 05/01/55	1,700	1,655,962
Greenbriar Community Development District, SAB
5.65%, 05/01/45	230	227,157
5.88%, 05/01/54	275	266,041
Hammock Oaks Community Development District, SAB, 5.85%, 05/01/44	385	376,946
Hillcrest Preserve Community Development District, SAB, 5.30%, 05/01/54(d)	340	312,248
Security	Par (000)	Value
Florida (continued)
Hobe-St Lucie Conservancy District, SAB, 5.88%, 05/01/55	$240	$ 239,599
Ibis Landing Community Development District, SAB
5.70%, 06/15/45	115	113,638
5.88%, 06/15/55	150	144,786
Kings Creek I Community Development District, SAB, 6.00%, 05/01/55	525	508,189
Lakewood Ranch Stewardship District, SAB
5.50%, 05/01/39(d)	100	100,591
5.13%, 05/01/46	675	634,937
5.65%, 05/01/48(d)	65	64,525
Series 1B, 4.75%, 05/01/29	490	492,970
Series 1B, 5.30%, 05/01/39	645	643,517
Series 1B, 5.45%, 05/01/48	1,150	1,112,494
Laurel Road Community Development District, SAB, Series A-1, 2.60%, 05/01/26	80	79,076
Lee County Industrial Development Authority, RB, Series B-1, 4.75%, 11/15/29	375	378,240
Malabar Springs Community Development District, SAB
5.20%, 05/01/44	230	221,001
5.50%, 05/01/54	345	326,344
Marion Ranch Community Development District, SAB
5.70%, 05/01/44	195	197,154
5.95%, 05/01/54	205	205,614
Midtown Miami Community Development District, Refunding SAB
Series A, 5.00%, 05/01/37	845	830,761
Series B, 5.00%, 05/01/37	495	486,798
Newfield Community Development District, SAB, 5.90%, 05/01/56	965	935,577
Normandy Community Development District, SAB, 5.55%, 05/01/54(d)	575	547,866
North AR-1 Pasco Community Development District, SAB
Series A, 5.75%, 05/01/44	60	60,870
Series A, 6.00%, 05/01/54	105	105,757
North Powerline Road Community Development District, SAB, 5.63%, 05/01/52(d)	910	889,226
North River Ranch Community Development District, SAB, Series A-2, 4.20%, 05/01/35	100	93,264
Parrish Lakes Community Development District, SAB, 5.80%, 05/01/54	645	605,144
Poitras East Community Development District, SAB, 5.00%, 05/01/43	690	650,632
Reflection Bay Community Development District, SAB
5.63%, 05/01/45	150	146,771
5.88%, 05/01/55	245	235,808
Seminole County Industrial Development Authority, Refunding RB, 5.75%, 11/15/54	985	870,444
Seminole Palms Community Development District, SAB, 5.50%, 05/01/55(d)	355	334,689
Shadowlawn Community Development District, SAB, 5.85%, 05/01/54	225	210,061
Solaeris Community Development District, SAB, 6.00%, 05/01/45(d)	865	844,910
South Broward Hospital District, RB, (BAM-TCRS), 3.00%, 05/01/51	720	475,728
Trout Creek Community Development District, SAB
5.38%, 05/01/38	430	430,449
5.50%, 05/01/49	1,100	1,068,736

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Village Community Development District No. 14, SAB
5.38%, 05/01/42	$1,060	$ 1,073,034
5.50%, 05/01/53	785	796,046
Volusia County Educational Facility Authority, RB, 5.25%, 06/01/49	1,020	998,123
West Villages Improvement District, SAB
4.75%, 05/01/39	455	427,326
5.00%, 05/01/50	940	855,921
5.63%, 05/01/54	325	313,020
Westside Haines City Community Development District, SAB, 6.00%, 05/01/54	245	235,522
		66,207,933
Georgia — 1.2%
Atlanta Development Authority, TA(d)
Series A, 5.00%, 04/01/34	650	642,233
Series A, 5.50%, 04/01/39	1,005	1,000,107
Development Authority of Cobb County, RB, Series A, 6.38%, 06/15/58(d)	265	253,611
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(d)	290	195,750
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	855	696,880
Main Street Natural Gas, Inc., Refunding RB, Series E-1, 5.00%, 12/01/53(c)	1,195	1,263,529
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 07/01/52	915	896,277
		4,948,387
Idaho — 0.2%
Idaho Housing & Finance Association, RB, Series A, 6.95%, 06/15/55(d)	580	599,101
Illinois — 8.4%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	3,500	3,285,135
Series C, 5.25%, 12/01/35	1,655	1,613,903
Series D, 5.00%, 12/01/46	2,155	1,941,377
Chicago Board of Education, Refunding GO
Series B, 4.00%, 12/01/41	1,665	1,399,262
Series D, 5.00%, 12/01/31	1,000	1,006,002
City of Chicago Illinois, Refunding GO, Series A, 6.00%, 01/01/38	1,260	1,290,719
City of Chicago Minnesota, GO, Series A, 6.00%, 01/01/50	1,970	2,016,618
City of Marion Illinois Sales Tax Revenue, Refunding RB
6.38%, 06/01/45	715	682,379
6.63%, 06/01/55	1,320	1,243,361
County of Cook Illinois, RB, M/F Housing, 6.50%, 01/01/45	1,875	1,816,439
Illinois Finance Authority, RB(d)
Class A, Sustainability Bonds, 5.00%, 07/01/51	2,000	1,400,934
Class A, Sustainability Bonds, 5.00%, 07/01/56	2,000	1,353,583
Illinois Finance Authority, Refunding RB
4.00%, 02/15/27(g)	1,425	1,457,597
6.00%, 02/01/34	340	340,082
08/01/35(i)	375	371,741
4.00%, 02/15/41	5	4,495
6.13%, 02/01/45	655	655,016
Illinois State Toll Highway Authority, RB, Series A, 4.00%, 01/01/46	1,795	1,543,414
Security	Par (000)	Value
Illinois (continued)
Metropolitan Pier & Exposition Authority, RB
5.00%, 06/15/57	$1,020	$ 971,970
Series A, 5.50%, 06/15/53	2,370	2,370,192
Metropolitan Pier & Exposition Authority, RB, CAB, Series A, 0.00%, 12/15/56(e)	1,315	243,297
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	2,920	2,383,857
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, 0.00%, 12/15/54(e)	12,685	2,652,256
State of Illinois, GO
5.50%, 05/01/30	530	573,157
5.50%, 05/01/39	1,055	1,101,440
Village of Lincolnshire Illinois, ST, 6.25%, 03/01/34	1,061	1,050,691
		34,768,917
Indiana — 0.3%
City of Valparaiso Indiana, Refunding RB, AMT, 4.50%, 01/01/34(d)	235	240,599
Indiana Finance Authority, RB, Series A, AMT, 6.75%, 05/01/39	1,060	1,158,268
		1,398,867
Iowa — 0.3%
Iowa Finance Authority, Refunding RB, Series A, 5.13%, 05/15/59	1,225	1,151,613
Kansas(d) — 0.2%
City of Shawnee Kansas, RB
5.00%, 08/01/41	230	205,697
5.00%, 08/01/56	850	669,463
		875,160
Kentucky(d) — 0.5%
City of Henderson Kentucky, RB
Series A, AMT, 4.70%, 01/01/52	230	201,154
Series B, AMT, 4.45%, 01/01/42	2,000	1,787,946
		1,989,100
Louisiana — 1.3%
Louisiana Public Facilities Authority, RB
6.00%, 06/15/59(d)	570	547,280
Series A, 6.50%, 06/01/62(d)	280	253,054
AMT, 5.75%, 09/01/64	1,865	1,885,953
Class R2, AMT, 6.50%, 10/01/53(c)(d)	835	882,784
Parish of St. James Louisiana, RB, Series 2, 6.35%, 07/01/40(d)	1,580	1,664,029
		5,233,100
Maine — 1.1%
Finance Authority of Maine, RB
8.50%, 06/01/35	1,060	879,435
Series A, 8.50%, 06/01/32	250	248,898
Series B, 9.50%, 06/01/32	250	250,422
Finance Authority of Maine, Refunding RB, AMT, 4.63%, 12/01/47(c)(d)	500	480,541
Maine Health & Higher Educational Facilities Authority, Refunding RB, 4.00%, 07/01/37(d)	3,100	2,733,756
		4,593,052
Maryland — 0.9%
City of Baltimore Maryland, RB, 4.88%, 06/01/42	325	316,540
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Maryland (continued)
Maryland Economic Development Corp., RB, 5.00%, 07/01/56	$360	$ 340,276
Maryland Health & Higher Educational Facilities Authority, RB, 7.00%, 03/01/55(d)	3,010	3,024,588
		3,681,404
Massachusetts(d) — 0.4%
Massachusetts Development Finance Agency, RB, Series A-1, 6.38%, 07/15/45	1,075	1,054,286
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 10/01/57	500	450,019
		1,504,305
Michigan — 0.4%
Advanced Technology Academy, Refunding RB, 5.00%, 11/01/44	415	374,940
Michigan Strategic Fund, RB
5.00%, 11/15/42	345	322,427
AMT, 5.00%, 12/31/43	1,200	1,123,466
		1,820,833
Minnesota — 0.0%
City of Eagan Minnesota, RB, Series A, 6.38%, 02/01/55(d)	105	93,981
Missouri — 0.3%
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB, Series A, 4.38%, 11/15/35	685	626,773
Kansas City Industrial Development Authority, RB(d)
Series A-1, 5.00%, 06/01/46	375	338,671
Series A-1, 5.00%, 06/01/54	240	209,290
		1,174,734
Nevada — 0.2%
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	355	357,472
5.00%, 07/01/45	460	456,449
		813,921
New Hampshire — 4.1%
New Hampshire Business Finance Authority, RB
5.38%, 12/01/31(d)	1,501	1,502,693
5.95%, 12/01/31(d)	475	486,762
5.88%, 12/15/33(d)	1,493	1,501,710
5.25%, 12/01/35(d)	1,965	1,963,899
5.38%, 12/15/35(d)	2,206	2,179,910
Series A, 4.13%, 08/15/40	530	460,600
Series A, 4.25%, 08/15/46	595	478,195
Series A, 4.50%, 08/15/55	1,235	970,801
New Hampshire Business Finance Authority, RB, CAB(d)(e)
0.00%, 04/01/32	690	462,116
0.00%, 12/15/33	5,730	3,463,115
New Hampshire Business Finance Authority, RB, M/F Housing
1st Series, Class B, 5.75%, 04/28/42	935	939,592
Series 2025, 5.15%, 09/28/37	1,765	1,725,539
Series 2, Sustainability Bonds, 4.25%, 07/20/41	931	883,124
		17,018,056
New Jersey — 5.8%
New Jersey Economic Development Authority, RB
6.00%, 10/01/43	1,530	1,532,607
Class A, 5.25%, 11/01/47	2,650	2,698,549
Series A, 5.00%, 07/01/37	260	254,376
Series A, 5.25%, 11/01/54(d)	1,675	1,382,066
Security	Par (000)	Value
New Jersey (continued)
New Jersey Economic Development Authority, RB (continued)
Series B, 6.50%, 04/01/31	$1,350	$ 1,406,067
AMT, 5.38%, 01/01/43	2,155	2,155,237
New Jersey Economic Development Authority, Refunding RB, Series A, 6.00%, 08/01/49(d)	500	496,235
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	2,655	2,239,979
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 4.25%, 12/01/45	400	388,399
New Jersey Transportation Trust Fund Authority, RB, Series AA, 5.25%, 06/15/41	1,140	1,140,038
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(e)	8,950	5,878,763
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	4,500	4,321,546
		23,893,862
New York — 14.1%
Albany Capital Resource Corp., Refunding RB, 4.00%, 07/01/51(b)(h)	1,500	774,150
Build NYC Resource Corp., RB, Series A, 5.00%, 07/01/32	745	736,209
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(d)	290	289,933
Empire State Development Corp., RB, Series A, 4.00%, 03/15/49	2,020	1,724,118
Empire State Development Corp., Refunding RB, 3.00%, 03/15/48	9,655	6,779,828
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	2,890	2,332,754
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	185	140,900
Metropolitan Transportation Authority, Refunding RB
Series C-1, Sustainability Bonds, 4.75%, 11/15/45	740	705,355
Series C-1, Sustainability Bonds, 5.00%, 11/15/50	565	547,934
Series C-1, Sustainability Bonds, 5.25%, 11/15/55	840	831,381
New York City Housing Development Corp., RB, M/F Housing
Series C-1A, 4.20%, 11/01/44	3,475	3,101,029
Series C-1A, 4.30%, 11/01/47	2,845	2,519,762
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(d)	4,617	4,553,434
Series A, 5.00%, 06/01/42	3,155	2,696,579
New York Counties Tobacco Trust VI, Refunding RB
Series A-2B, 5.00%, 06/01/45	215	188,400
Series A-2B, 5.00%, 06/01/51	4,340	3,698,058
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(d)	6,205	5,957,512
Class 2, 5.38%, 11/15/40(d)	1,080	1,065,419
Series A, Sustainability Bonds, 3.00%, 11/15/51	2,250	1,511,464
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/55	2,090	2,099,234
New York Transportation Development Corp., ARB, AMT, 5.63%, 04/01/40	745	764,022
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,175	1,191,213
AMT, Sustainability Bonds, 5.13%, 06/30/60	4,870	4,559,890
AMT, Sustainability Bonds, 5.25%, 06/30/60	3,465	3,351,049
New York Transportation Development Corp., Refunding ARB, Series A, AMT, 5.38%, 08/01/36	1,490	1,509,738

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New York (continued)
State of New York Mortgage Agency Homeowner Mortgage Revenue, RB, S/F Housing, Series 239, Sustainability Bonds, (SONYMA), 2.70%, 10/01/47	$3,370	$ 2,101,551
Suffolk Regional Off-Track Betting Corp., RB, 5.00%, 12/01/34	605	622,635
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Series A, 4.25%, 05/15/58	300	259,331
TSASC, Inc., Refunding RB, Series B, 5.00%, 06/01/48	530	461,706
Westchester County Local Development Corp., Refunding RB(d)
5.00%, 07/01/41	730	672,524
5.00%, 07/01/56	810	693,422
		58,440,534
North Dakota — 0.4%
City of Grand Forks North Dakota, RB, Series A, 5.00%, 12/01/48	1,765	1,733,676
Ohio — 2.2%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	2,290	1,859,162
Buckeye Tobacco Settlement Financing Authority, Refunding RB, CAB, Series B-3, Class 2, 0.00%, 06/01/57(e)	16,170	1,417,739
Cleveland-Cuyahoga County Port Authority, Refunding RB(d)
Series A, 5.38%, 01/01/39	185	179,619
Series A, 5.88%, 01/01/49	425	400,062
County of Hamilton Ohio, Refunding RB, 5.00%, 01/01/46	875	776,133
County of Hardin Ohio, Refunding RB
5.00%, 05/01/30	240	234,267
5.25%, 05/01/40	240	218,109
5.50%, 05/01/50	1,130	989,825
Hickory Chase Community Authority, Refunding RB, 5.00%, 12/01/40(d)	355	332,553
Ohio Air Quality Development Authority, RB, AMT, 4.50%, 01/15/48(d)	3,290	2,860,725
		9,268,194
Oklahoma — 2.1%
Oklahoma Development Finance Authority, RB
7.25%, 09/01/51(d)	4,520	4,332,984
Series B, 5.50%, 08/15/52	1,570	1,488,481
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(d)	325	282,986
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	750	753,885
Tulsa Municipal Airport Trust Trustees, Refunding ARB, AMT, 6.25%, 12/01/40	1,815	1,950,779
		8,809,115
Oregon(d) — 0.2%
Oregon State Facilities Authority, RB
Series A, 5.00%, 06/15/29	100	101,715
Series A, 5.00%, 06/15/39	565	524,167
		625,882
Pennsylvania — 3.7%
Allegheny Community Broadband, Inc., RB(d)
7.75%, 09/01/45	205	197,478
8.00%, 09/01/51	240	232,200
Security	Par (000)	Value
Pennsylvania (continued)
Allegheny County Airport Authority, ARB, Series A, AMT, 4.00%, 01/01/56	$5,240	$ 4,232,641
Allentown Neighborhood Improvement Zone Development Authority, RB(d)
5.00%, 05/01/42	3,435	3,351,967
Series A, 5.25%, 05/01/32	100	101,191
Series A, 5.25%, 05/01/42	100	95,063
Beaver County Industrial Development Authority, Refunding RB, Series B, 3.75%, 10/01/47	1,110	863,297
Doylestown Hospital Authority, Refunding RB(d)
5.00%, 07/01/31	185	202,610
5.38%, 07/01/39	430	466,000
Lancaster Municipal Authority, RB, Series B, 5.00%, 05/01/59	390	347,709
Pennsylvania Economic Development Financing Authority, Refunding RB
Series B, 5.25%, 12/01/38(c)	670	674,316
Series C, 5.25%, 12/01/37(c)	1,170	1,177,536
AMT, 5.50%, 11/01/44	2,710	2,692,760
Pennsylvania Higher Education Assistance Agency, RB, Sub-Series 1C, AMT, 5.00%, 06/01/51	245	221,673
School District of Philadelphia, GOL, Series A, (SAW), 5.50%, 09/01/48	580	599,736
		15,456,177
Puerto Rico — 13.3%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(e)	32,150	1,634,621
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/27	— (j)	2
Series A-1, Restructured, 5.63%, 07/01/29	1,190	1,267,544
Series A-1, Restructured, 5.75%, 07/01/31	2,153	2,336,359
Series A-1, Restructured, 4.00%, 07/01/35	4,100	3,919,063
Series A-1, Restructured, 4.00%, 07/01/41	141	122,865
Series A-1, Restructured, 4.00%, 07/01/46	682	567,016
Commonwealth of Puerto Rico, GO, CAB, Series A, Restructured, 0.00%, 07/01/33(e)	1,765	1,226,713
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51(b)(c)(h)	27,967	15,270,893
Puerto Rico Electric Power Authority, RB
Series A, 5.00%, 07/01/29(b)(h)	660	318,450
Series A, 7.00%, 07/01/33(b)(h)	3,295	1,589,837
Series A, 6.75%, 07/01/36(b)(h)	1,335	644,137
Series A, 5.00%, 07/01/42(b)(h)	910	439,075
Series A, 7.00%, 07/01/43(b)(h)	375	180,938
Series A-1, 10.00%, 07/01/19(b)(h)	75	36,233
Series A-2, 10.00%, 07/01/19(b)(h)	379	182,799
Series A-3, 10.00%, 07/01/19(b)(h)	323	155,852
Series B-3, 10.00%, 07/01/19(b)(h)	323	155,852
Series C-1, 5.40%, 01/01/18(b)(h)	887	428,196
Series C-2, 5.40%, 07/01/18(b)(h)	887	428,266
Series C-3, 5.40%, 01/01/20(b)(h)	90	43,290
Series C-4, 5.40%, 07/01/20(b)(h)	90	43,290
Series CCC, 5.25%, 07/01/26(b)(h)	260	125,450
Series CCC, 5.25%, 07/01/28(b)(h)	145	69,963
Series D-1, 7.50%, 01/01/20(b)(h)	761	367,073
Series D-4, 7.50%, 07/01/20(b)(h)	404	194,873
Series TT, 5.00%, 07/01/18(b)(h)	295	142,338
Series TT, 5.00%, 07/01/25(b)(h)	100	48,250
Series TT, 5.00%, 07/01/26(b)(h)	225	108,563
Series WW, 5.50%, 07/01/17(b)(h)	200	96,500
Series WW, 5.50%, 07/01/18(b)(h)	1,175	566,937
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Puerto Rico (continued)
Puerto Rico Electric Power Authority, RB (continued)
Series WW, 5.50%, 07/01/19(b)(h)	$145	$ 69,963
Series WW, 5.50%, 07/01/20	1,595	769,587
Series WW, 5.38%, 07/01/22(b)(h)	1,310	632,075
Series WW, 5.25%, 07/01/33(b)(h)	120	57,900
Series WW, 5.50%, 07/01/38(b)(h)	205	98,913
Series XX, 5.25%, 07/01/17(b)(h)	110	53,075
Series XX, 5.25%, 07/01/35(b)(h)	645	311,212
Series XX, 5.75%, 07/01/36(b)(h)	860	414,950
Series XX, 5.25%, 07/01/40(b)(h)	1,020	492,150
Puerto Rico Electric Power Authority, Refunding RB(b)(h)
Series AAA, 5.25%, 07/01/22	2,545	1,227,962
Series AAA, 5.25%, 07/01/29	95	45,838
Series UU, 0.00%, 07/01/17(c)	60	28,950
Series UU, 0.00%, 07/01/18(c)	55	26,538
Series UU, 0.00%, 07/01/20(c)	495	238,837
Series UU, 1.00%, 07/01/31(c)	580	279,850
Series ZZ, 5.25%, 07/01/19	455	219,537
Series ZZ, 5.25%, 07/01/24	345	166,463
Series ZZ, 5.00%, 12/29/49	145	69,963
Puerto Rico Electric Power Authority, Refunding RB, BAB, Series YY, 6.13%, 07/01/40(b)(h)	1,085	523,512
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Authority, ARB
Series A-1, AMT, 6.75%, 01/01/45	265	290,332
Series A-2, AMT, 6.50%, 01/01/42	175	192,650
Series A-2, AMT, 6.75%, 01/01/45	265	290,240
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,453	2,192,460
Series A-1, Restructured, 5.00%, 07/01/58	4,849	4,414,574
Series A-2, Restructured, 4.54%, 07/01/53	21	17,817
Series A-2, Restructured, 4.78%, 07/01/58	2,080	1,841,462
Series A-2, Restructured, 4.33%, 07/01/40	1,559	1,443,485
Series B-1, Restructured, 4.55%, 07/01/40	2,402	2,278,365
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(e)
Series A-1, Restructured, 0.00%, 07/01/29	200	174,111
Series A-1, Restructured, 0.00%, 07/01/33	1,023	738,841
Series A-1, Restructured, 0.00%, 07/01/46	7,133	2,201,648
Series B-1, Restructured, 0.00%, 07/01/46	883	272,856
		54,787,354
Rhode Island — 0.5%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(b)(h)	4,190	1,780,750
Tobacco Settlement Financing Corp., RB, CAB, Series A, 0.00%, 06/01/52(e)	2,060	345,741
		2,126,491
South Carolina — 1.3%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(c)	3,110	3,298,463
South Carolina Jobs-Economic Development Authority, RB, 7.50%, 08/15/62(d)	605	542,905
South Carolina Jobs-Economic Development Authority, RB, M/F Housing, Series A, 6.75%, 12/01/60(d)	1,590	1,564,562
		5,405,930
Tennessee — 2.1%
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/45	3,000	2,901,721
Security	Par (000)	Value
Tennessee (continued)
Metropolitan Government Nashville & Davidson County Industrial Development Board, SAB, CAB, 0.00%, 06/01/43(d)(e)	$3,130	$ 1,280,975
Metropolitan Government Nashville & Davidson County Sports Authority, RB, Series A, Senior Lien, 5.25%, 07/01/48	1,610	1,654,494
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(c)	2,520	2,696,310
		8,533,500
Texas — 10.5%
Angelina & Neches River Authority, RB, Series A, AMT, 7.50%, 12/01/45(b)(d)(h)	715	71,150
Arlington Higher Education Finance Corp., RB, 7.88%, 11/01/62(d)	565	567,316
Central Texas Regional Mobility Authority, Refunding RB(e)
0.00%, 01/01/28	1,000	933,487
0.00%, 01/01/29	2,000	1,806,121
0.00%, 01/01/30	1,170	1,018,247
0.00%, 01/01/33	3,690	2,794,851
0.00%, 01/01/34	4,000	2,873,496
City of Anna Texas, SAB, 5.75%, 09/15/54(d)	445	437,366
City of Buda Texas, SAB(d)
6.00%, 09/01/55	425	407,340
6.75%, 09/01/55	845	783,372
City of Celina Texas, SAB(d)
5.50%, 09/01/45	100	96,121
5.63%, 09/01/55	140	130,390
City of Corpus Christi Texas, SAB
5.38%, 09/15/31	112	110,939
6.13%, 09/15/44	198	186,022
6.50%, 09/15/54	297	279,064
City of Crandall Texas, SAB(d)
5.25%, 09/15/45	125	115,730
5.50%, 09/15/55	275	251,408
City of Fate Texas, SAB, 5.75%, 08/15/54(d)	110	104,796
City of Friendswood Texas, SAB, 7.00%, 09/15/54	850	821,968
City of Houston Texas Airport System Revenue, ARB
AMT, 4.00%, 07/15/41	3,350	2,861,010
Series A, AMT, 6.63%, 07/15/38	2,890	2,891,012
Series B, AMT, 5.50%, 07/15/38	510	525,471
City of Houston Texas Airport System Revenue, Refunding RB
AMT, 5.00%, 07/01/29	4,700	4,698,656
Series C, AMT, 5.00%, 07/15/27	1,615	1,632,358
City of Oak Point Texas, SAB(d)
5.10%, 09/15/44	200	185,898
5.25%, 09/15/54	200	180,888
City of Princeton Texas, SAB(d)
4.38%, 09/01/31	50	50,373
5.00%, 09/01/44	100	91,680
5.13%, 09/01/44	150	141,535
5.25%, 09/01/54	200	179,935
5.38%, 09/01/54	247	229,465
City of San Marcos Texas, SAB(d)
4.00%, 09/01/32	100	96,286
4.50%, 09/01/51	480	397,991
City of Seagoville Texas, SAB, 6.00%, 09/15/54(d)	295	289,263
City of Sinton Texas, SAB(d)
5.13%, 09/01/42	858	806,145
5.25%, 09/01/51	1,195	1,094,250

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
Clifton Higher Education Finance Corp., RB, Series A, 6.00%, 06/15/54(d)	$100	$ 89,757
Club Municipal Management District No. 1, SAB, 5.38%, 09/01/55(d)	220	206,085
County of Denton Texas, SAB(d)
5.88%, 12/31/45	520	511,707
6.13%, 12/31/55	745	734,592
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 6.75%, 10/01/52	1,650	1,626,291
New Hope Higher Education Finance Corp., RB, Series A, 5.75%, 06/15/51(d)	1,650	1,282,875
Newark Higher Education Finance Corp., RB(d)
Series A, 5.50%, 08/15/35	290	290,138
Series A, 5.75%, 08/15/45	580	580,365
Port of Beaumont Navigation District, Refunding RB(d)
Series A, AMT, 3.63%, 01/01/35	1,270	1,097,521
Series A, AMT, 4.00%, 01/01/50	2,075	1,445,976
Texas Community Housing & Economic Development Corp., RB, M/F Housing, Series A1, Senior Lien, 6.25%, 01/01/65(d)	1,635	1,480,357
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	860	916,447
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.50%, 12/31/58	3,155	3,170,762
		43,574,273
Utah — 1.6%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(d)	570	556,398
County of Utah, RB, Series A, 3.00%, 05/15/50	1,000	674,310
MIDA Mountain Veterans Program Public Infrastructure District, TA, 5.20%, 06/01/54(d)	620	559,670
Mida Mountain Village Public Infrastructure District, TA, Series 1, 5.13%, 06/15/54(d)	995	911,036
Ridges Estates Infrastructure Financing District, SAB, 6.25%, 12/01/53(d)	1,709	1,710,417
SkyRidge Pegasus Infrastructure Financing District, SAB, 5.25%, 12/01/44(d)	1,485	1,381,513
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/52(d)	470	377,989
Utah Infrastructure Agency, RB
5.50%, 10/15/44	160	161,977
5.50%, 10/15/48	150	149,673
Wood Ranch Public Infrastructure District, SAB, 5.63%, 12/01/53(d)	185	177,182
		6,660,165
Vermont — 0.8%
East Central Vermont Telecommunications District, RB, Series A, 4.50%, 12/01/44(d)	4,000	3,201,975
Virginia — 2.4%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/55	2,435	2,009,001
James City County Economic Development Authority, RB
Series A, 6.88%, 12/01/58	605	641,813
Series C3, 5.25%, 12/01/27	65	65,071
Lower Magnolia Green Community Development Authority, SAB(d)
5.00%, 03/01/35	465	459,308
5.00%, 03/01/45	475	436,564
Security	Par (000)	Value
Virginia (continued)
Norfolk Redevelopment & Housing Authority, RB
Series A, 4.00%, 01/01/29	$245	$ 237,236
Series A, 5.00%, 01/01/49	955	816,943
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	2,125	1,769,054
Virginia Beach Development Authority, RB
Series A, 7.00%, 09/01/53	600	651,454
Series B3, 5.38%, 09/01/29	425	429,658
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/56	2,000	1,848,473
Virginia Small Business Financing Authority, Refunding RB, AMT, Senior Lien, 4.00%, 01/01/48	840	678,993
		10,043,568
Washington — 0.9%
Washington State Housing Finance Commission, RB(d)
6.00%, 07/01/59	100	98,463
Series A, 5.00%, 07/01/50	450	389,185
Series A, 5.75%, 01/01/53	275	242,263
Series A, 5.88%, 01/01/59	225	198,418
Series B2, 3.95%, 07/01/29	1,080	1,080,390
Washington State Housing Finance Commission, Refunding RB
5.75%, 01/01/35(d)	315	314,913
6.00%, 01/01/45(d)	850	849,623
Series A, 5.00%, 07/01/43	340	329,279
Series A, 5.00%, 07/01/48	320	302,952
		3,805,486
Wisconsin — 11.7%
Public Finance Authority, ARB, AMT, 4.25%, 07/01/54	1,595	1,218,786
Public Finance Authority, RB
6.25%, 10/01/31(b)(d)(h)	605	51,425
5.50%, 12/15/32(d)	2,234	2,164,376
5.75%, 12/15/33(d)	4,660	4,536,400
5.00%, 06/15/41(d)	345	268,321
7.00%, 10/01/47(b)(d)(h)	605	51,425
5.00%, 06/15/49	530	484,726
5.63%, 06/15/49(d)	2,420	2,178,043
5.00%, 06/15/53	355	320,244
5.75%, 12/01/54(d)	1,260	1,217,367
5.00%, 06/15/55(d)	895	595,920
5.00%, 01/01/56(d)	1,470	1,150,263
12/31/65(i)	1,560	1,627,128
Class A, 5.00%, 06/15/56(d)	495	358,681
Class A, 6.45%, 04/01/60(d)	425	387,832
Series A, 7.75%, 07/01/43(d)	3,270	3,305,863
Series A, 5.00%, 12/15/44(d)	160	142,504
Series A, 6.85%, 11/01/46(b)(d)(h)	900	450,000
Series A, 7.00%, 11/01/46(b)(d)(h)	570	285,000
Series A, 5.63%, 06/15/49(d)	2,800	2,477,619
Series A, 5.25%, 12/01/51(d)	1,470	962,578
Series A, 5.00%, 12/15/54(d)	460	385,752
Series A, 5.00%, 06/15/55(d)	4,030	3,047,514
Series A, 4.75%, 06/15/56(d)	2,960	2,253,069
Series A, 7.50%, 07/01/59(d)	3,020	3,307,793
Series A, 7.25%, 01/01/61(d)	2,075	2,125,401
Series A-1, 4.50%, 01/01/35(d)	1,075	1,027,645
Series A-4, 5.50%, 11/15/32(d)	2,445	2,369,745
Series B, 0.00%, 01/01/35(d)(e)	1,440	810,653
Series B, 0.00%, 01/01/60(d)(e)	35,940	2,472,148
AMT, Sustainability Bonds, 4.00%, 09/30/51	1,025	786,448
AMT, Sustainability Bonds, 4.00%, 03/31/56	980	732,111
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Wisconsin (continued)
Public Finance Authority, RB, CAB, 0.00%, 12/15/38(d)(e)	$1,000	$ 447,686
Public Finance Authority, RB, M/F Housing, Series A, 7.13%, 07/01/65(c)(d)	875	848,834
Wisconsin Health & Educational Facilities Authority, RB, Series A, 5.75%, 08/15/59	1,700	1,707,484
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 12/01/46	1,145	979,685
4.00%, 01/01/47	910	728,530
		48,264,999
Wyoming — 0.3%
University of Wyoming, RB, Series C, 4.00%, 06/01/51	1,345	1,148,988
Total Municipal Bonds — 137.5% (Cost: $612,122,621)		568,244,632
Municipal Bonds Transferred to Tender Option Bond Trusts(k)
Illinois — 1.8%
Chicago O’Hare International Airport, Refunding ARB, Series A, 5.50%, 01/01/59	7,380	7,489,215
New York — 4.7%
New York City Housing Development Corp., RB, M/F Housing, Series D-1B, Sustainability Bonds, 4.25%, 11/01/45	9,000	8,020,528
New York City Transitional Finance Authority, RB, Series H-1, 5.00%, 11/01/50	6,780	6,835,679
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/54(l)	4,577	4,597,256
		19,453,463
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 6.5% (Cost: $28,442,726)		26,942,678
Total Long-Term Investments — 144.6% (Cost: $642,135,347)		597,569,907

	Shares
Short-Term Securities
	Money Market Funds — 0.6%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(m)(n)	2,459,601	2,459,847
	Total Short-Term Securities — 0.6% (Cost: $2,459,847)	2,459,847
	Total Investments — 145.2% (Cost: $644,595,194)	600,029,754
	Other Assets Less Liabilities — 1.6%	6,948,783
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.5)%	(18,649,181)
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (42.3)%	(174,945,472)
	Net Assets Applicable to Common Shares — 100.0%	$ 413,383,884

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Zero-coupon bond.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	When-issued security.
(j)	Rounds to less than 1,000.
(k)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See
Note 4 of the Notes to Financial Statements for details.

(l)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on March 15, 2033, is $3,550,052. See Note 4 of the Notes to
Financial Statements for details.

(m)	Affiliate of the Fund.
(n)	Annualized 7-day yield as of period end.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniAssets Fund, Inc. (MUA)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 12,746,476	$ —	$ (10,286,629)(a)	$ 1,104	$ (1,104)	$ 2,459,847	2,459,601	$ 163,009	$ —

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$ —	$ —	$ 867,355	$ 867,355
Corporate Bonds	—	1,515,242	—	1,515,242
Municipal Bonds	—	568,244,632	—	568,244,632
Municipal Bonds Transferred to Tender Option Bond Trusts	—	26,942,678	—	26,942,678
Short-Term Securities
Money Market Funds	2,459,847	—	—	2,459,847
Unfunded Commitments(a)	—	—	1,856,076	1,856,076
	$2,459,847	$596,702,552	$2,723,431	$601,885,830

(a)	Unfunded commitments are valued at the unrealized appreciation (depreciation) on the commitment.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(18,552,437)	$—	$(18,552,437)
VRDP Shares at Liquidation Value	—	(175,000,000)	—	(175,000,000)
	$—	$(193,552,437)	$—	$(193,552,437)
See notes to financial statements.
Schedule of Investments

Schedule of Investments
July 31, 2025
BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 8.9%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 01/01/54	$4,665	$ 4,950,108
Series A, 5.25%, 05/01/55	2,495	2,662,505
Series A, 5.25%, 05/01/56	2,345	2,386,777
Series C, 5.50%, 10/01/54	10,500	11,330,130
Series F, 5.50%, 11/01/53	830	871,238
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.25%, 10/01/49	1,100	1,104,274
Energy Southeast A Cooperative District, RB, Series B-1, 5.75%, 04/01/54(a)	1,585	1,730,622
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	1,300	1,298,159
Southeast Alabama Gas Supply District, Refunding RB, Series B, 5.00%, 06/01/49(a)	5,525	5,814,537
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 5.00%, 01/01/56	7,015	7,118,831
Series A-1, 5.50%, 01/01/53	1,405	1,494,655
Series B, 5.00%, 01/01/54	1,230	1,296,533
Series B, 5.25%, 03/01/55	1,945	2,043,431
		44,101,800
Arizona — 4.4%
City of Phoenix Civic Improvement Corp., RB, Junior Lien, 5.25%, 07/01/47	1,665	1,723,763
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	190	157,345
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	3,575	3,253,824
Industrial Development Authority of the County of Pima, RB, S/F Housing, Series C, (GNMA), 6.00%, 07/01/55	3,310	3,659,069
Salt Verde Financial Corp., RB
5.00%, 12/01/32	7,365	7,780,999
5.00%, 12/01/37	5,000	5,179,527
		21,754,527
Arkansas — 0.2%
Arkansas Development Finance Authority, RB, AMT, Sustainability Bonds, 5.70%, 05/01/53	895	896,421
California — 4.1%
California Community Choice Financing Authority, RB, Class B, Sustainability Bonds, 5.00%, 03/01/56(a)	1,980	2,096,754
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	785	744,398
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(a)(b)	2,590	2,305,100
California Pollution Control Financing Authority, RB, AMT, 5.00%, 11/21/45(b)	1,650	1,547,922
California Statewide Financing Authority, RB, Series A, 6.00%, 05/01/43	3,285	3,283,025
City of Los Angeles Department of Airports, ARB, Series A, AMT, 4.00%, 05/15/42	2,815	2,532,459
City of Los Angeles Department of Airports, Refunding ARB
AMT, Subordinate, 5.00%, 05/15/46	2,415	2,381,220
Series A, AMT, Sustainability Bonds, 5.50%, 05/15/55	2,305	2,352,054
Security	Par (000)	Value
California (continued)
San Diego Unified School District, GO, 4.00%, 07/01/53	$3,745	$ 3,226,859
State of California, GO, (AMBAC), 5.00%, 04/01/31	10	10,012
		20,479,803
Colorado — 0.5%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series D, AMT, 5.75%, 11/15/45	870	909,644
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	355	361,076
5.25%, 11/01/52	745	742,974
Colorado Housing and Finance Authority, RB, M/F Housing, Series A, Class A, Sustainability Bonds, (FNMA), 4.48%, 03/01/44	555	527,340
		2,541,034
Connecticut — 0.4%
Connecticut State Health & Educational Facilities Authority, RB, 4.25%, 07/15/53	720	610,819
Waterbury Housing Authority, RB, M/F Housing, Series A, (HUD SECT 8), 4.50%, 02/01/42	1,685	1,611,087
		2,221,906
Delaware — 0.6%
Delaware River & Bay Authority, Refunding RB, 4.00%, 01/01/44	3,065	2,754,874
District of Columbia — 10.7%
District of Columbia Housing Finance Agency, RB, M/F Housing
Series B-2, (FHA INS), 4.10%, 09/01/39	9,000	8,347,604
Series A, Sustainability Bonds, (FNMA), 4.88%, 09/01/45	1,280	1,253,195
District of Columbia Water & Sewer Authority, RB, Series A, Sustainability Bonds, 5.00%, 10/01/52	1,875	1,871,423
District of Columbia, Refunding GO, Series A, 5.25%, 01/01/48	1,985	2,036,086
District of Columbia, TA, 5.13%, 06/01/41	3,490	3,493,430
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, 5.50%, 10/01/55	2,445	2,519,414
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series B, 2nd Senior Lien, 0.00%, 10/01/31(c)	8,350	6,772,568
Series B, 2nd Senior Lien, 0.00%, 10/01/32(c)	15,000	11,605,430
Series B, 2nd Senior Lien, 0.00%, 10/01/33(c)	13,410	9,856,665
Series B, Subordinate, 4.00%, 10/01/49	3,780	3,150,827
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Sustainability Bonds, 5.00%, 07/15/45	1,965	1,978,854
		52,885,496
Florida — 8.3%
City of Miami Florida, RB, Series A, 5.00%, 03/01/48	3,200	3,221,538
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/44	1,740	1,717,501
County of Broward Florida Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/45	445	395,478
County of Miami-Dade Florida Water & Sewer System Revenue, RB, Series A, 4.13%, 10/01/50	6,390	5,469,823
County of Miami-Dade Seaport Department, Refunding RB, Series A, AMT, 5.25%, 10/01/52	6,635	6,576,095
Florida Development Finance Corp., Refunding RB
AMT, 5.00%, 07/01/44	3,815	3,625,337

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Florida Development Finance Corp., Refunding RB (continued)
AMT, 5.25%, 07/01/47	$900	$ 855,000
Florida Housing Finance Corp., RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 4.55%, 01/01/49	3,070	2,875,860
Greater Orlando Aviation Authority, ARB
5.25%, 10/01/51	2,500	2,508,159
Sub-Series A, AMT, 5.00%, 10/01/42	2,860	2,868,477
Hillsborough County Industrial Development Authority, Refunding RB
Series C, 5.25%, 11/15/49	825	839,247
Series C, 4.13%, 11/15/51	5,180	4,459,865
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	430	440,746
Tampa-Hillsborough County Expressway Authority, RB, 5.00%, 07/01/47	3,105	3,013,747
Two Lakes Community Development District, SAB, 5.00%, 05/01/55	960	900,066
Volusia County Educational Facility Authority, RB, 5.25%, 06/01/49	1,420	1,389,544
		41,156,483
Georgia — 2.7%
County of DeKalb Georgia Water & Sewerage Revenue, Refunding RB, 5.00%, 10/01/48	2,490	2,520,392
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	1,105	900,646
Main Street Natural Gas, Inc., RB, Series B, 5.00%, 12/01/52(a)	7,800	8,130,055
Main Street Natural Gas, Inc., Refunding RB, Series E-1, 5.00%, 12/01/53(a)	1,655	1,749,908
		13,301,001
Idaho — 2.0%
Power County Industrial Development Corp., RB, 6.45%, 08/01/32	10,000	10,020,973
Illinois — 8.8%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	1,115	1,046,550
Series C, 5.25%, 12/01/35	3,095	3,018,144
Series D, 5.00%, 12/01/46	4,040	3,639,517
Series H, 5.00%, 12/01/36	460	432,992
Chicago Board of Education, Refunding GO
Series D, 5.00%, 12/01/31	1,000	1,006,002
Series G, 5.00%, 12/01/34	455	455,611
Chicago O’Hare International Airport, ARB, Series D, AMT, Senior Lien, 5.00%, 01/01/52	4,620	4,311,969
City of Chicago Illinois Waterworks Revenue, RB, Series A, 2nd Lien, 5.50%, 11/01/62	5,430	5,578,620
Illinois Finance Authority, Refunding RB
4.00%, 02/15/27(d)	2,850	2,915,192
4.00%, 02/15/41	10	8,989
Illinois Housing Development Authority, Refunding RB, S/F Housing, Series H, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.65%, 10/01/43	3,095	2,942,452
Metropolitan Pier & Exposition Authority, RB, 5.00%, 06/15/57	1,835	1,748,593
Metropolitan Pier & Exposition Authority, Refunding RB(c)
Series B, 0.00%, 06/15/44	10,925	4,124,330
Security	Par (000)	Value
Illinois (continued)
Metropolitan Pier & Exposition Authority, Refunding RB(c) (continued)
Series B, 0.00%, 06/15/47	$27,225	$ 8,494,109
State of Illinois, GO
Series B, 5.25%, 05/01/44	2,375	2,402,905
Series B, 5.25%, 05/01/48	1,440	1,426,649
		43,552,624
Indiana — 0.4%
Indiana Finance Authority, Refunding RB
Series C, 5.25%, 10/01/46	1,400	1,445,401
Series C, 5.25%, 10/01/47	485	499,039
		1,944,440
Iowa — 1.3%
Iowa Finance Authority, RB, S/F Housing
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.75%, 07/01/49	2,230	2,141,359
Series E, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.40%, 07/01/44	4,460	4,101,646
		6,243,005
Kentucky — 1.9%
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Convertible, 6.75%, 07/01/43(e)	2,485	2,826,927
Louisville and Jefferson County Metropolitan Sewer District, Refunding RB, Series C, 5.00%, 05/15/49	3,000	3,012,048
University of Kentucky, RB, Class A, 5.00%, 04/01/55	3,510	3,470,597
		9,309,572
Louisiana — 2.2%
Louisiana Public Facilities Authority, RB, 5.25%, 10/01/53	4,100	3,956,677
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.25%, 07/01/53	2,755	2,778,352
Port New Orleans Board of Commissioners, ARB, Series E, 5.00%, 04/01/44	4,315	4,216,292
		10,951,321
Maryland — 1.6%
Maryland Community Development Administration, RB, M/F Housing, Series D-1, Sustainability Bonds, (FNMA), 4.35%, 02/01/44	2,475	2,243,593
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 4.00%, 04/15/50	1,250	1,041,095
Maryland Stadium Authority, RB, 5.00%, 06/01/54	4,785	4,811,236
		8,095,924
Massachusetts — 3.9%
Commonwealth of Massachusetts Transportation Fund Revenue, RB
Series B, 5.00%, 06/01/50	5,000	5,059,889
Series B, 5.00%, 06/01/52	2,835	2,861,171
Commonwealth of Massachusetts, GO, Series C, 5.00%, 10/01/47	2,740	2,776,634
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding RB, Series A-1, 5.25%, 07/01/29	3,250	3,601,456
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	3,000	2,792,085
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	2,325	2,313,140
		19,404,375
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Michigan — 2.3%
Great Lakes Water Authority Sewage Disposal System Revenue, RB, Series B, 2nd Lien, 5.25%, 07/01/47	$1,125	$ 1,154,865
Michigan Finance Authority, RB
4.00%, 02/15/47	820	680,312
4.00%, 02/15/50	4,730	3,860,124
4.00%, 02/15/44	1,710	1,460,522
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	2,255	2,111,179
State of Michigan Trunk Line Revenue, RB, 5.25%, 11/15/49	1,855	1,903,707
		11,170,709
Minnesota — 1.0%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	2,160	1,856,159
Series A, 5.25%, 02/15/58	3,125	3,021,624
		4,877,783
Mississippi — 0.2%
Mississippi Home Corp., RB, M/F Housing, Series 2025- 06FN, Class PT, 4.55%, 04/01/42	885	861,070
Missouri — 2.9%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
Series A, 4.00%, 02/15/49	5,555	4,597,122
Series C, 5.00%, 11/15/42	5,470	5,371,781
Kansas City Industrial Development Authority, ARB
Class B, AMT, 5.00%, 03/01/49	1,335	1,293,937
Class B, AMT, 5.00%, 03/01/55	1,345	1,277,388
Kansas City Industrial Development Authority, RB, M/F Housing, Sustainability Bonds, (FNMA), 4.39%, 09/01/42	1,571	1,434,345
Missouri Housing Development Commission, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.60%, 11/01/49	320	312,984
		14,287,557
Nebraska — 1.0%
Omaha Public Power District, RB, Series A, 5.25%, 02/01/48	5,000	5,141,074
New Hampshire — 3.0%
National Finance Authority Affordable Housing Certificates, RB, M/F Housing, Series 2024-1, Class A, 4.15%, 10/20/40	359	338,171
New Hampshire Business Finance Authority, RB
Series 2025-1, Class A1, 4.09%, 01/20/41(a)	793	748,263
Series A, 5.50%, 06/01/55	5,455	5,522,305
New Hampshire Business Finance Authority, RB, M/F Housing
1st Series, Class B, 5.75%, 04/28/42	1,215	1,220,967
Series 2025, 5.15%, 09/28/37	1,875	1,833,080
Series 2, Sustainability Bonds, 4.25%, 07/20/41	3,103	2,944,729
Series 2, Class 3-A, Sustainability Bonds, 4.03%, 10/20/41(a)	2,356	2,151,104
		14,758,619
New Jersey — 7.6%
New Jersey Economic Development Authority, RB
Class A, 5.25%, 11/01/47	3,565	3,630,312
Series B, 6.50%, 04/01/31	1,495	1,557,089
Series EEE, 5.00%, 06/15/48	12,340	12,054,750
Security	Par (000)	Value
New Jersey (continued)
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series 1-B, AMT, 4.50%, 12/01/45	$670	$ 661,203
Series B, AMT, 4.00%, 12/01/41	1,790	1,768,406
Series C, AMT, Subordinate, 5.00%, 12/01/52	2,595	2,395,385
New Jersey Transportation Trust Fund Authority, RB
5.00%, 12/15/28(d)	845	914,542
Series C, (AMBAC), 0.00%, 12/15/35(c)	7,395	4,856,362
New Jersey Turnpike Authority, RB, Series A, 5.25%, 01/01/55	2,365	2,436,208
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	2,435	2,369,394
Sub-Series B, 5.00%, 06/01/46	4,985	4,787,312
		37,430,963
New York — 16.4%
City of New York, GO, Series G-1, 5.25%, 02/01/53	440	448,613
Empire State Development Corp., RB, Series A, 4.00%, 03/15/49	1,870	1,596,089
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	4,070	3,285,228
Metropolitan Transportation Authority, Refunding RB
Series C-1, Sustainability Bonds, 4.75%, 11/15/45	3,335	3,178,865
Series C-1, Sustainability Bonds, 5.00%, 11/15/50	1,085	1,052,226
Series C-1, Sustainability Bonds, 5.25%, 11/15/55	1,605	1,588,531
Monroe County Industrial Development Corp., Refunding RB, Series A, 4.00%, 07/01/50	3,335	2,886,683
New York City Municipal Water Finance Authority, RB, Series BB, 5.25%, 06/15/55	545	560,881
New York City Municipal Water Finance Authority, Refunding RB
Series DD, 4.13%, 06/15/46	10,125	9,122,354
Series DD, 4.13%, 06/15/47	1,255	1,104,358
New York City Transitional Finance Authority, RB
Series A-1, 05/01/52(f)	1,780	1,833,977
Series B, Subordinate, 5.00%, 05/01/46	2,480	2,505,068
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	3,144	3,100,714
New York Liberty Development Corp., Refunding RB(b)
Class 1, 5.00%, 11/15/44	8,145	7,820,135
Class 2, 5.38%, 11/15/40	1,760	1,736,238
New York Power Authority, Refunding RB, Series A, Sustainability Bonds, 4.00%, 11/15/55	2,765	2,319,373
New York State Dormitory Authority, RB, Series A, 4.00%, 03/15/47	1,575	1,352,556
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/44	2,270	1,993,454
Series A, 4.00%, 03/15/47	7,890	6,843,184
Series A-1, 5.00%, 03/15/45	5,610	5,716,922
New York Transportation Development Corp., ARB
6.00%, 06/30/60	2,225	2,313,115
AMT, 5.63%, 04/01/40	965	989,640
Series A, AMT, 5.00%, 07/01/46	1,525	1,447,631
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	2,230	2,260,771
AMT, Sustainability Bonds, 5.25%, 06/30/60	1,445	1,397,479
AMT, Sustainability Bonds, 5.38%, 06/30/60	5,590	5,326,735
New York Transportation Development Corp., Refunding RB, Series A, AMT, Sustainability Bonds, 5.50%, 12/31/60	890	860,216

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New York (continued)
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 5.25%, 05/15/52	$1,625	$ 1,643,987
Series A, 4.25%, 05/15/58	3,275	2,831,032
Triborough Bridge & Tunnel Authority, Refunding RB, Series C, Sustainability Bonds, 5.25%, 11/15/40	1,640	1,766,611
		80,882,666
North Carolina — 0.0%
North Carolina Medical Care Commission, RB, Series A, 5.13%, 10/01/54	195	183,924
North Dakota — 0.3%
North Dakota Housing Finance Agency, RB, S/F Housing
Series A, Sustainability Bonds, 4.70%, 07/01/49	480	456,089
Series C, Sustainability Bonds, 6.25%, 01/01/55	965	1,073,952
		1,530,041
Ohio — 3.0%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	3,170	2,573,600
County of Cuyahoga Ohio, Refunding RB
5.00%, 02/15/42	3,175	2,970,498
5.00%, 02/15/52	2,730	2,369,731
County of Franklin Ohio, RB
Series A, 4.00%, 12/01/44	1,060	921,114
Series A, 5.00%, 12/01/47	840	814,303
County of Hamilton Ohio, RB
Series A, 5.00%, 08/15/42	4,350	4,307,875
Series CC, 5.00%, 11/15/49	1,130	1,137,812
		15,094,933
Oklahoma — 0.9%
Oklahoma Turnpike Authority, RB, 5.50%, 01/01/53	3,140	3,255,745
Tulsa Municipal Airport Trust Trustees, Refunding ARB, AMT, 6.25%, 12/01/35	1,075	1,183,290
		4,439,035
Oregon — 1.5%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 29, AMT, Sustainability Bonds, 5.50%, 07/01/48	3,295	3,391,399
State of Oregon Housing & Community Services Department, RB, M/F Housing, Series K1, (FNMA), 4.33%, 11/01/43	4,110	3,884,991
		7,276,390
Pennsylvania — 6.3%
Allegheny County Airport Authority, ARB
Series A, AMT, 5.50%, 01/01/48	6,750	6,881,525
Series A, AMT, 4.00%, 01/01/56	1,275	1,029,889
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/51	1,115	887,378
5.00%, 09/01/48	740	701,850
Pennsylvania Economic Development Financing Authority, RB
5.50%, 06/30/38	1,050	1,085,587
5.00%, 06/30/42	1,765	1,724,179
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	3,210	3,189,579
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series B-1, 5.00%, 11/01/51	1,935	1,904,581
Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Housing Finance Agency, RB, Series 2024-26FN, Class PT, 4.63%, 02/01/42	$3,210	$ 3,151,991
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 145A, Sustainability Bonds, 4.75%, 10/01/49	7,735	7,407,810
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 142-A, Sustainability Bonds, 5.00%, 10/01/43	3,105	3,111,305
		31,075,674
Puerto Rico — 5.8%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/29	2,931	3,122,078
Series A-1, Restructured, 5.75%, 07/01/31	2,646	2,870,311
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,817	3,411,586
Series A-1, Restructured, 5.00%, 07/01/58	12,161	11,071,486
Series A-2, Restructured, 4.78%, 07/01/58	6,236	5,520,844
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	8,062	2,488,390
		28,484,695
Rhode Island — 0.4%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(g)(h)	4,155	1,765,875
South Carolina — 1.5%
South Carolina Jobs-Economic Development Authority, RB
Series A, 5.50%, 11/01/48	1,715	1,771,134
Series A, 5.50%, 11/01/50	955	982,526
South Carolina Jobs-Economic Development Authority, Refunding RB, 4.00%, 12/01/44	3,835	3,306,504
South Carolina Public Service Authority, Refunding RB, Series B, 5.00%, 12/01/54	1,580	1,574,300
		7,634,464
Tennessee — 3.6%
Knox County Health Educational & Housing Facility Board, RB, Series A-1, (BAM), 5.50%, 07/01/54	860	875,539
Metropolitan Government Nashville & Davidson County Health & Educational Fcilities Board, Refunding RB, 5.25%, 10/01/58	4,030	3,845,946
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue, Refunding RB, 5.25%, 07/01/55	1,375	1,420,415
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	4,190	4,416,112
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)	7,270	7,486,633
		18,044,645
Texas — 15.3%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	885	839,122
7.88%, 11/01/62	755	758,094
Bexar Management And Development Corp., RB, M/F Housing, (FNMA), 4.61%, 07/01/44	4,100	3,934,958
Canutillo Independent School District, GO, Series A, (PSF), 4.00%, 02/15/49	2,850	2,411,103
City of Austin Texas Airport System Revenue, ARB, Series A, 5.00%, 11/15/41	3,250	3,267,521
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/53	$1,410	$ 1,416,540
City of Houston Texas Airport System Revenue, ARB, Series B, AMT, 5.50%, 07/15/39	1,600	1,642,954
City of Houston Texas Airport System Revenue, Refunding ARB
Series A, 07/01/55(f)	3,190	3,261,435
Series A, AMT, 1st Lien, Subordinate, 5.25%, 07/01/48	3,580	3,591,700
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	1,450	1,449,585
City of Houston Texas, GOL
Series A, 5.25%, 03/01/49	850	867,511
Series A, 4.13%, 03/01/51	3,125	2,647,460
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB
5.00%, 02/01/47	3,415	3,308,647
Series A, 5.50%, 02/01/50	5,280	5,480,915
County of Harris Texas Toll Road Revenue, Refunding RB
Series A, 4.00%, 08/15/54	1,010	818,990
Series A, 1st Lien, 4.00%, 08/15/49	1,410	1,211,806
County of Harris Texas, Refunding GO, Series A, 4.25%, 09/15/48	560	499,546
Crowley Independent School District, GO, (PSF), 4.25%, 02/01/53	190	167,009
Fort Bend Independent School District, Refunding GO, Series A, (PSF), 4.00%, 08/15/49	1,315	1,127,803
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 6.38%, 01/01/33	40	40,025
Harris County Cultural Education Facilities Finance Corp., Refunding RB, Class A, 4.13%, 07/01/52	990	828,645
Hidalgo County Regional Mobility Authority, RB, CAB, Series A, 0.00%, 12/01/42(c)	2,500	964,188
Lower Colorado River Authority, Refunding RB, 5.00%, 05/15/49	5,445	5,470,153
Marshall Independent School District, GO, (PSF), 4.00%, 02/15/45	620	543,518
Mesquite Housing Finance Corp., RB, M/F Housing, Series A, Sustainability Bonds, (FNMA), 4.53%, 02/01/44	5,100	4,745,971
North Texas Tollway Authority, RB, Series B, 0.00%, 09/01/31(c)(d)	4,110	2,174,108
North Texas Tollway Authority, Refunding RB, Series B, 5.00%, 01/01/43	6,205	6,224,376
Northwest Independent School District, GO, (PSF), 5.25%, 02/15/55	1,510	1,563,777
Plano Independent School District, GO, 5.00%, 02/15/42	1,540	1,590,580
San Antonio Housing Trust Public Facility Corp., RB, M/F Housing
Series 2024-11FN, Class PT, (FNMA), 4.45%, 04/01/43	710	666,904
Series A, (FNMA), 4.43%, 04/01/43	1,015	933,769
Tarrant County Cultural Education Facilities Finance Corp., RB
Series A, 4.00%, 07/01/53	1,280	1,019,648
Series B, 5.00%, 07/01/43	4,080	4,082,638
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	575	530,694
Security	Par (000)	Value
Texas (continued)
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A, (GNMA), 5.13%, 01/01/54	$960	$ 961,205
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	2,435	2,221,253
Texas State University System, Refunding RB, 4.00%, 03/15/49	2,990	2,538,544
		75,802,695
Utah — 0.8%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	310	302,602
City of Salt Lake City Utah Airport Revenue, ARB, Series A, 07/01/55(f)	1,440	1,469,645
Downtown Revitalization Public Infrastructure District, RB
Series A, 5.50%, 06/01/55	1,420	1,478,083
Series B, 5.50%, 06/01/55	505	520,592
		3,770,922
Virginia — 1.4%
Fairfax County Industrial Development Authority, RB, 4.13%, 05/15/54	860	739,840
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/55	4,950	4,084,006
Henrico County Economic Development Authority, Refunding RB, Series A, 5.00%, 11/01/48	1,460	1,450,805
Virginia Housing Development Authority, RB, S/F Housing
Series E-2, 4.40%, 10/01/44	145	131,724
Series E-2, 4.55%, 10/01/49	405	372,277
		6,778,652
Washington — 0.6%
Port of Seattle Washington, Refunding ARB, Series B, AMT, Intermediate Lien, 5.25%, 07/01/49	2,030	2,050,931
Washington State Housing Finance Commission, RB, M/F Housing, Series 2, Class 1, Sustainability Bonds, 4.09%, 03/01/50(a)	801	736,634
		2,787,565
Wisconsin — 1.4%
Public Finance Authority, RB, 12/31/65(f)	1,655	1,726,216
Wisconsin Health & Educational Facilities Authority, RB, Series A, 5.75%, 08/15/54	460	463,003
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 09/01/43	700	684,014
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.75%, 09/01/50	4,465	4,212,387
		7,085,620
Total Municipal Bonds — 140.1% (Cost: $703,118,202)		692,781,150
Municipal Bonds Transferred to Tender Option Bond Trusts(i)
Alabama — 2.0%
Southeast Energy Authority A Cooperative District, RB, Series A, 5.25%, 01/01/54(a)	9,350	9,821,283

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
District of Columbia — 1.9%
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, 5.50%, 07/15/60	$9,060	$ 9,477,273
Florida — 7.7%
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, Sustainability Bonds, 5.00%, 10/01/52	10,000	10,109,472
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, 5.25%, 10/01/50	7,540	7,509,747
County of Miami-Dade Florida Transit System, RB, 5.00%, 07/01/50	10,000	10,009,544
Hillsborough County Aviation Authority, ARB, Class B, AMT, 5.50%, 10/01/54	10,170	10,426,536
		38,055,299
Illinois — 2.1%
Chicago O’Hare International Airport, Refunding ARB, Series A, 5.50%, 01/01/59(j)	10,000	10,147,988
Nebraska — 2.4%
Omaha Public Power District, RB, Series A, 5.00%, 02/01/46	11,970	12,045,010
New York — 6.7%
Empire State Development Corp., RB, Series A, 5.00%, 03/15/50	10,000	10,048,581
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/42	12,550	12,587,244
New York City Transitional Finance Authority, RB, Series F-1, 5.25%, 02/01/53(j)	10,000	10,264,516
		32,900,341
Ohio — 2.1%
Columbus Regional Airport Authority, Refunding ARB, Series A, 5.50%, 01/01/55(j)	10,000	10,170,112
Texas — 1.3%
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.25%, 05/15/48	6,340	6,487,571
Washington — 2.0%
State of Washington, GO, Series 2024-A, 5.00%, 08/01/48	10,000	10,125,727
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 28.2% (Cost: $140,137,858)		139,230,604
Total Long-Term Investments — 168.3% (Cost: $843,256,060)		832,011,754

Security	Shares	Value
Short-Term Securities
Money Market Funds — 1.6%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(k)(l)	8,036,708	$ 8,037,512
Total Short-Term Securities — 1.6% (Cost: $8,037,339)		8,037,512
Total Investments — 169.9% (Cost: $851,293,399)		840,049,266
Other Assets Less Liabilities — 0.6%		2,885,588
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.7)%		(97,199,152)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (50.8)%		(251,162,644)
Net Assets Applicable to Common Shares — 100.0%		$ 494,573,058

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	When-issued security.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between January 1, 2032 to January 1, 2033, is $23,335,069.
See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 5,550,980	$ 2,486,531 (a)	$ —	$ —	$ 1	$ 8,037,512	8,036,708	$ 398,730	$ —

(a)	Represents net amount purchased (sold).
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Fund, Inc. (MYD)

Derivative Financial Instruments Categorized by Risk Exposure
For the period ended July 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (1,403,948)	$ —	$ (1,403,948)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ 709,550	$ —	$ 709,550
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$— (a)

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 692,781,150	$ —	$ 692,781,150
Municipal Bonds Transferred to Tender Option Bond Trusts	—	139,230,604	—	139,230,604
Short-Term Securities
Money Market Funds	8,037,512	—	—	8,037,512
	$8,037,512	$832,011,754	$—	$840,049,266
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(96,564,984)	$—	$(96,564,984)
VRDP Shares at Liquidation Value	—	(251,400,000)	—	(251,400,000)
	$—	$(347,964,984)	$—	$(347,964,984)
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2025
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 8.3%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 01/01/54	$3,065	$ 3,252,322
Series A, 5.25%, 05/01/56	4,000	4,071,261
Series C, 5.50%, 10/01/54	7,575	8,173,879
Series F, 5.50%, 11/01/53	2,920	3,065,078
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.25%, 10/01/49	6,495	6,520,234
Energy Southeast A Cooperative District, RB(a)
Series A-1, 5.50%, 11/01/53	4,900	5,269,388
Series B-1, 5.75%, 04/01/54	10,925	11,928,735
Southeast Alabama Gas Supply District, Refunding RB, Series B, 5.00%, 06/01/49(a)	4,040	4,251,716
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 5.00%, 01/01/56	11,185	11,350,553
Series A-1, 5.50%, 01/01/53	2,665	2,835,057
Series B, 5.25%, 03/01/55	1,825	1,917,359
Series B-1, 5.00%, 05/01/53	7,530	7,768,109
		70,403,691
Arizona — 5.2%
Arizona Industrial Development Authority, RB
4.38%, 07/01/39(b)	875	762,530
5.00%, 07/01/54(b)	615	498,256
7.10%, 01/01/55(b)	250	251,222
Series A, 5.00%, 07/01/49(b)	1,445	1,259,345
Series A, 5.00%, 07/15/49	1,000	843,272
Series A, 5.00%, 07/01/54(b)	1,110	939,456
Arizona Industrial Development Authority, Refunding RB
5.50%, 07/01/52(b)	600	530,496
Series A, 5.13%, 07/01/37(b)	500	501,057
Series A, 5.38%, 07/01/50(b)	1,645	1,566,472
Series G, 5.00%, 07/01/47(b)	2,360	2,157,005
Series S, 5.00%, 07/01/37	750	771,817
City of Mesa Arizona Utility System Revenue, RB, 4.50%, 07/01/49	1,660	1,519,346
City of Phoenix Civic Improvement Corp., ARB
Series B, AMT, Junior Lien, 5.00%, 07/01/44	4,515	4,443,288
Junior Lien, 5.00%, 07/01/49	2,330	2,333,040
City of Phoenix Civic Improvement Corp., RB, Series B, (BHAC-CR FGIC), 5.50%, 07/01/41(c)	100	111,999
Industrial Development Authority of the City of Phoenix Arizona, RB
5.00%, 07/01/44	2,000	1,871,096
Series A, 5.00%, 07/01/46(b)	1,570	1,428,952
Industrial Development Authority of the City of Phoenix Arizona, Refunding RB, 5.00%, 07/01/45(b)	500	458,727
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/49(b)	1,150	994,591
Industrial Development Authority of the County of Pima, Refunding RB(b)
5.00%, 06/15/49	1,985	1,731,437
5.00%, 06/15/52	530	456,509
Maricopa County Industrial Development Authority, RB
5.00%, 07/01/47	1,000	886,651
4.00%, 07/01/50	1,500	1,214,324
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/47(b)	1,000	870,181
5.00%, 07/01/54(b)	440	387,163
Security	Par (000)	Value
Arizona (continued)
Maricopa County Industrial Development Authority, Refunding RB (continued)
Series A, 5.00%, 09/01/37	$1,525	$ 1,552,059
Series A, 4.13%, 09/01/42	750	665,901
McAllister Academic Village LLC, Refunding RB, 5.00%, 07/01/39	500	511,733
Phoenix-Mesa Gateway Airport Authority, ARB, 5.00%, 07/01/38	3,600	3,598,336
Pinal County Industrial Development Authority, RB, 6.25%, 06/01/26	55	55,672
Salt River Project Agricultural Improvement & Power District, RB, Series B, 5.25%, 01/01/53	4,560	4,700,170
Salt Verde Financial Corp., RB
5.50%, 12/01/29	2,000	2,147,148
5.00%, 12/01/32	155	163,755
5.00%, 12/01/37	1,500	1,553,858
		43,736,864
Arkansas — 0.2%
Arkansas Development Finance Authority, RB, AMT, Sustainability Bonds, 5.70%, 05/01/53	1,550	1,552,461
California — 11.1%
Alvord Unified School District, Refunding GO, Series B, Election 2007, 0.00%, 08/01/41(d)	1,175	540,947
California Community Choice Financing Authority, RB(a)
Sustainability Bonds, 5.50%, 10/01/54	2,370	2,547,318
Class B, Sustainability Bonds, 5.00%, 03/01/56	3,325	3,521,064
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	1,355	1,284,916
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(a)(b)	4,305	3,831,450
California Municipal Finance Authority, RB, S/F Housing, Series A-1, 3.44%, 02/20/41(a)	9,888	8,711,093
CSCDA Community Improvement Authority, RB, M/F Housing, Sustainability Bonds, 5.00%, 09/01/37(b)	300	295,307
Grossmont Union High School District, GO, Election 2004, 0.00%, 08/01/31(d)	5,000	4,214,219
Grossmont-Cuyamaca Community College District, GO, Series C, Election 2002, 0.00%, 08/01/30(d)	10,030	8,641,686
Hartnell Community College District, GO, Series D, 7.00%, 08/01/34(c)	4,125	4,453,538
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Convertible, Election 2008, 0.00%, 08/01/43(c)	4,445	4,135,054
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A, AMT, 5.00%, 03/01/41	2,050	2,050,228
Poway Unified School District, Refunding GO, 0.00%, 08/01/36(d)	8,750	5,717,921
Rio Hondo Community College District, GO(d)
Series C, Election 2004, 0.00%, 08/01/37	4,005	2,453,548
Series C, Election 2004, 0.00%, 08/01/38	5,000	2,867,625
San Diego Unified School District, GO
4.00%, 07/01/53	5,515	4,751,971
Series C, Election 2008, 0.00%, 07/01/38(d)	3,800	2,270,459
San Diego Unified School District, Refunding GO, CAB(d)
Series R-1, 0.00%, 07/01/30	5,000	4,410,897
Series R-1, 0.00%, 07/01/31	3,005	2,552,011
San Mateo County Community College District, GO, Series C, (NPFGC), 0.00%, 09/01/30(d)	12,740	10,990,388
State of California, GO, 5.50%, 04/01/28	5	5,010
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
California (continued)
Walnut Valley Unified School District, GO, Series B, Election 2007, 0.00%, 08/01/36(d)	$5,500	$ 3,452,467
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	625	626,460
Yosemite Community College District, GO, Series D, Election 2004, 0.00%, 08/01/36(d)	15,000	9,771,844
		94,097,421
Colorado — 1.3%
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)	345	302,844
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.00%, 11/15/47	875	845,048
Series A, AMT, 5.00%, 12/01/48	1,615	1,616,167
City & County of Denver Colorado Pledged Excise Tax Revenue, RB, CAB, Series A-2, 0.00%, 08/01/37(d)	1,760	980,531
Colorado Health Facilities Authority, RB, 5.50%, 11/01/47	2,400	2,441,079
Colorado Health Facilities Authority, Refunding RB
Series A, 4.00%, 08/01/44	1,060	894,119
Series A, 5.00%, 05/15/52	4,010	3,967,896
		11,047,684
Connecticut — 0.1%
Connecticut State Health & Educational Facilities Authority, RB
5.25%, 07/15/48	525	533,127
4.25%, 07/15/53	705	598,094
		1,131,221
Delaware — 0.8%
Delaware Transportation Authority, RB, 5.00%, 06/01/55	6,585	6,446,100
District of Columbia — 1.6%
District of Columbia Income Tax Revenue, Refunding RB, Series A, 5.25%, 06/01/50	3,810	3,917,143
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.50%, 10/01/54	1,680	1,720,305
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	2,875	2,396,462
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB
Series A, 5.25%, 07/15/59	2,565	2,617,866
Series A, 2nd Lien, Sustainability Bonds, 4.38%, 07/15/59	3,305	2,954,315
		13,606,091
Florida — 9.9%
Capital Trust Agency, Inc., RB(b)
5.00%, 01/01/55	825	669,947
Series A, 5.00%, 06/01/55	1,285	999,238
Series A, 5.50%, 06/01/57	460	376,449
City of Fort Lauderdale Florida Water & Sewer Revenue, RB
Series A, 5.50%, 09/01/48	5,275	5,556,987
Series B, 5.50%, 09/01/48	4,615	4,861,706
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/42	4,215	4,166,554
Security	Par (000)	Value
Florida (continued)
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, Sustainability Bonds, 5.25%, 10/01/57	$5,055	$ 5,191,609
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/42	5,100	5,060,971
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/44	1,745	1,687,730
County of Miami-Dade Florida Aviation Revenue, Refunding RB, 5.00%, 10/01/41	3,800	3,785,128
County of Miami-Dade Seaport Department, Refunding RB
Series A, AMT, 5.00%, 10/01/41	1,315	1,291,773
Series A, AMT, 5.25%, 10/01/52	4,585	4,544,295
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/46	1,840	589,997
Series A-2, 0.00%, 10/01/47	2,970	852,412
County of Pasco Florida, RB, 5.75%, 09/01/54	660	689,374
Florida Development Finance Corp., RB, AMT, 5.00%, 05/01/29(b)	1,275	1,284,686
Florida Development Finance Corp., Refunding RB
5.00%, 09/15/40(b)	710	651,276
AMT, 5.00%, 07/01/44	9,390	8,923,176
AMT, 5.25%, 07/01/47	2,200	2,090,000
Greater Orlando Aviation Authority, ARB
Series A, AMT, 4.00%, 10/01/52	3,340	2,665,488
Sub-Series A, AMT, 5.00%, 10/01/47	7,865	7,559,703
Hillsborough County Industrial Development Authority, Refunding RB, Series C, 4.13%, 11/15/51	1,655	1,424,918
Lakewood Ranch Stewardship District, SAB
5.25%, 05/01/37	240	240,208
5.38%, 05/01/47	260	250,678
4.00%, 05/01/49	665	511,966
6.30%, 05/01/54	755	773,868
Lakewood Ranch Stewardship District, SAB, S/F Housing
4.00%, 05/01/40	365	320,380
4.00%, 05/01/50	605	478,979
Orange County Health Facilities Authority, RB
5.00%, 10/01/47	1,930	1,890,695
Series A, 5.00%, 10/01/53	6,605	6,406,490
Orange County Health Facilities Authority, Refunding RB, Series A, 4.50%, 10/01/56	4,435	3,958,121
Seminole Improvement District, RB
5.00%, 10/01/32	255	253,691
5.30%, 10/01/37	290	282,933
Storey Creek Community Development District, SAB
4.00%, 12/15/39	415	359,345
4.13%, 12/15/49	350	275,176
Village Community Development District No. 14, SAB, 5.50%, 05/01/53	1,860	1,886,172
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(b)	780	733,135
		83,545,254
Georgia — 2.4%
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	715	482,625
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	2,875	2,343,309

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Georgia (continued)
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Series C, 4.60%, 12/01/54	$2,065	$ 1,931,623
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 06/01/53(a)	7,480	7,868,157
Municipal Electric Authority of Georgia, RB
Class A, 5.50%, 07/01/63	1,275	1,289,020
Series A, 5.00%, 01/01/49	4,385	4,200,510
Series A, 5.00%, 01/01/59	1,870	1,743,015
		19,858,259
Hawaii — 0.5%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/43	3,310	3,232,963
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	485	485,000
AMT, 5.25%, 08/01/26	525	525,842
		4,243,805
Idaho — 0.1%
Idaho Housing & Finance Association, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.60%, 01/01/49	1,150	1,057,402
Illinois — 11.0%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	3,665	3,675,768
Series A, 5.00%, 12/01/40	4,090	3,880,820
Series C, 5.25%, 12/01/35	970	945,913
Series D, 5.00%, 12/01/46	1,230	1,108,043
Series H, 5.00%, 12/01/36	295	277,679
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/30	355	359,671
Series G, 5.00%, 12/01/34	290	290,389
Chicago Midway International Airport, Refunding ARB
Series B, 5.00%, 01/01/46	7,825	7,579,202
Series A, AMT, Senior Lien, (BAM), 5.75%, 01/01/48	1,010	1,046,061
Chicago O’Hare International Airport, Refunding ARB
Series A, 5.00%, 01/01/53	2,585	2,441,086
Series B, 5.50%, 01/01/59	4,510	4,670,195
Series A, AMT, Senior Lien, 5.00%, 01/01/48	3,430	3,339,885
Series A, AMT, Senior Lien, 5.25%, 01/01/48	2,215	2,219,225
Series A, AMT, Senior Lien, 4.38%, 01/01/53	2,780	2,446,837
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/57	2,575	2,483,664
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, 5.25%, 01/01/58	1,185	1,192,136
Illinois Finance Authority, Refunding RB
4.00%, 02/15/27(e)	865	884,786
4.13%, 08/15/37	2,430	2,430,305
4.00%, 02/15/41	5	4,495
Series A, 5.00%, 11/15/45	2,945	2,820,489
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	1,950	1,937,765
Metropolitan Pier & Exposition Authority, RB
5.00%, 06/15/57	3,005	2,863,500
Series A, (NPFGC), 0.00%, 12/15/26(d)	5,000	4,792,577
Series A, (NPFGC), 0.00%, 12/15/33(d)	9,950	7,105,910
Metropolitan Pier & Exposition Authority, RB, CAB(d)
(NPFGC), 0.00%, 06/15/30(f)	800	684,880
(BAM-TCRS), 0.00%, 12/15/56	2,965	545,390
Series A, (NPFGC), 0.00%, 06/15/30	14,205	12,145,533
Security	Par (000)	Value
Illinois (continued)
Metropolitan Pier & Exposition Authority, Refunding RB(d)
Series B, 0.00%, 06/15/44	$8,075	$ 3,048,418
Series B, 0.00%, 06/15/47	3,000	935,990
Regional Transportation Authority, RB, Series B, (NPFGC), 5.75%, 06/01/33	3,200	3,574,536
State of Illinois, GO
5.50%, 05/01/39	2,785	2,907,594
Series B, 5.25%, 05/01/41	2,345	2,408,751
Series B, 5.25%, 05/01/48	2,440	2,417,377
Series C, 5.00%, 12/01/47	3,135	3,028,030
Series D, 5.00%, 11/01/27	440	460,779
		92,953,679
Indiana — 2.3%
City of Valparaiso Indiana, Refunding RB, AMT, 4.50%, 01/01/34(b)	550	563,105
Indiana Finance Authority, RB, Series A, 5.00%, 10/01/53	9,040	8,937,040
Indiana Finance Authority, Refunding RB
5.50%, 10/01/50	2,460	2,547,694
Series C, 5.25%, 10/01/46	2,345	2,421,047
Series C, 5.25%, 10/01/47	815	838,591
Indianapolis Local Public Improvement Bond Bank, Refunding ARB, Series B1, 5.25%, 01/01/55	3,695	3,742,262
		19,049,739
Iowa — 0.5%
Iowa Finance Authority, RB, S/F Housing, Series E, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.63%, 07/01/54	4,510	4,186,535
Kansas — 0.1%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	550	523,105
Kentucky — 2.3%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(b)	555	485,394
County of Boyle Kentucky, Refunding RB
Series A, 4.25%, 06/01/46	740	641,903
Series A, 5.25%, 06/01/49	2,820	2,829,126
Fayette County School District Finance Corp., RB, 5.00%, 06/01/44	1,455	1,471,326
Kentucky Public Energy Authority, Refunding RB(a)
Series A-1, 5.25%, 04/01/54	6,790	7,264,301
Series B, 5.00%, 01/01/55	6,045	6,393,553
		19,085,603
Louisiana — 3.0%
Louisiana Public Facilities Authority, RB
5.25%, 10/01/53	5,665	5,466,969
AMT, 5.50%, 09/01/59	4,540	4,493,591
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 05/15/42	4,600	4,478,974
Louisiana Stadium & Exposition District, Refunding RB
Series A, 5.00%, 07/01/48	3,950	3,921,592
Series A, 5.25%, 07/01/53	4,690	4,729,754
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/48	1,990	1,883,112
		24,973,992
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Maine — 0.7%
Maine Health & Higher Educational Facilities Authority, RB, Series B, 4.75%, 07/01/53	$3,000	$ 2,841,792
Maine State Housing Authority, RB, S/F Housing, Series C, Sustainability Bonds, (HUD SECT 8), 4.75%, 11/15/49	3,365	3,144,496
		5,986,288
Maryland — 1.1%
Anne Arundel County Consolidated Special Taxing District, Refunding ST, 5.00%, 07/01/32	495	495,488
City of Baltimore Maryland, Refunding RB, Series A, 4.50%, 09/01/33	185	183,364
City of Baltimore Maryland, Refunding TA, Series A, Senior Lien, 3.50%, 06/01/39(b)	650	553,259
City of Baltimore Maryland, TA(b)
Series B, 3.70%, 06/01/39	200	174,192
Series B, 3.88%, 06/01/46	300	250,165
County of Prince George’s Maryland, TA, 5.25%, 07/01/48(b)	300	291,913
Howard County Housing Commission, RB, M/F Housing, Series A, 5.00%, 06/01/44	550	535,303
Maryland Economic Development Corp., RB
5.00%, 07/01/56	390	368,633
Class B, AMT, Sustainability Bonds, 5.25%, 06/30/55	2,920	2,700,291
Maryland Economic Development Corp., Refunding RB, 5.00%, 07/01/37	500	499,832
Maryland Health & Higher Educational Facilities Authority, RB, Series C, 5.00%, 05/15/45	2,305	2,289,486
Maryland Health & Higher Educational Facilities Authority, Refunding RB
4.00%, 07/01/41	500	452,902
4.13%, 07/01/47	500	430,845
		9,225,673
Massachusetts — 2.6%
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding RB, Series A, 5.25%, 07/01/29	730	806,159
Massachusetts Development Finance Agency, RB
5.00%, 10/01/46	500	457,699
5.00%, 10/01/48	200	174,556
Series A, 5.25%, 01/01/42	500	494,016
Series A, (AMBAC), 5.75%, 01/01/42	650	756,488
Series A, 5.00%, 01/01/47	6,200	5,770,310
Massachusetts Development Finance Agency, Refunding RB
5.00%, 04/15/40	1,000	947,021
4.13%, 10/01/42(b)	550	477,430
5.00%, 07/01/47	7,685	7,365,191
Series P, 5.45%, 05/15/59	1,500	1,552,462
Massachusetts Health & Educational Facilities Authority, Refunding RB, Series M, 5.50%, 02/15/27	1,000	1,047,394
Massachusetts Housing Finance Agency, Refunding RB
Series A, AMT, 4.45%, 12/01/42	910	814,567
Series A, AMT, 4.50%, 12/01/47	245	218,794
Massachusetts State College Building Authority, Refunding RB, Series B, (SAP), 5.50%, 05/01/39	825	957,917
		21,840,004
Michigan — 2.9%
City of Lansing Michigan, Refunding GO, Series B, 4.13%, 06/01/48	5,035	4,330,611
Security	Par (000)	Value
Michigan (continued)
Eastern Michigan University, RB, Series A, 4.00%, 03/01/28(e)	$60	$ 62,340
Lansing Board of Water & Light, RB, Series A, 5.00%, 07/01/51	3,740	3,749,621
Michigan Finance Authority, RB
4.00%, 02/15/50	5,000	4,080,469
Series A, 4.00%, 11/15/50	5,680	4,657,054
Sustainability Bonds, 5.50%, 02/28/57	505	507,146
Michigan State Housing Development Authority, RB, S/F Housing, Series D, Sustainability Bonds, 4.45%, 12/01/49	1,495	1,366,358
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	6,310	5,907,556
		24,661,155
Minnesota — 1.0%
Minneapolis-St Paul Metropolitan Airports Commission, ARB, Series B, AMT, 5.25%, 01/01/49	4,425	4,358,016
Minnesota Agricultural & Economic Development Board, RB, 5.25%, 01/01/54	2,215	2,207,483
Minnesota Higher Education Facilities Authority, RB, Series A, Sustainability Bonds, 5.00%, 10/01/47	1,615	1,599,972
		8,165,471
Mississippi — 0.3%
Mississippi Home Corp., RB, M/F Housing, Series 2025-06FN, Class PT, 4.55%, 04/01/42	2,635	2,563,752
Missouri — 0.5%
Kansas City Industrial Development Authority, ARB, Series B, AMT, 5.00%, 03/01/39	2,505	2,517,767
Missouri Housing Development Commission, RB, S/F Housing, Series C, (FHLMC, FNMA, GNMA), 5.00%, 11/01/55	1,445	1,433,281
		3,951,048
Nebraska — 2.0%
Central Plains Energy Project, Refunding RB, Series A, 5.00%, 09/01/37	4,260	4,333,862
Omaha Public Power District, RB
Series A, 4.25%, 02/01/47	4,760	4,301,873
Series A, 5.25%, 02/01/48	7,985	8,210,295
		16,846,030
Nevada — 0.7%
Las Vegas Convention & Visitors Authority, RB, Series B, 4.00%, 07/01/49	1,000	831,535
Las Vegas Valley Water District, GOL, Series A, 5.25%, 06/01/55	5,135	5,302,814
		6,134,349
New Hampshire — 1.7%
New Hampshire Business Finance Authority, RB
Series 2025-1, Class A1, 4.09%, 01/20/41(a)	1,356	1,280,047
Series A, 5.50%, 06/01/55	6,825	6,909,208
New Hampshire Business Finance Authority, RB, M/F Housing
1st Series, Class B, 5.75%, 04/28/42	2,045	2,055,043
Series 2025, 5.15%, 09/28/37	3,195	3,123,569
Series 2, Sustainability Bonds, 4.25%, 07/20/41	1,374	1,303,659
		14,671,526
New Jersey — 7.9%
Camden County Improvement Authority, RB, Sustainability Bonds, 6.00%, 06/15/62	655	673,168
City of Newark New Jersey, GOL, (SAW), 4.50%, 03/15/36	3,385	3,405,897

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New Jersey (continued)
New Jersey Economic Development Authority, RB
AMT, 5.00%, 01/01/31	$900	$ 901,752
AMT, 5.13%, 01/01/34	1,620	1,620,769
AMT, 5.38%, 01/01/43	2,115	2,115,232
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 12/15/26(e)	5,360	5,577,743
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 4.25%, 12/01/50	2,135	1,726,627
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series B, AMT, 4.00%, 12/01/41	2,210	2,183,339
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series M, 5.10%, 10/01/50	4,635	4,638,971
New Jersey Transportation Trust Fund Authority, RB
Series A, 0.00%, 12/15/29(d)	7,530	6,593,149
Series AA, 5.00%, 06/15/45	2,710	2,717,649
Series BB, 5.00%, 06/15/46	6,200	6,225,444
Series BB, 4.00%, 06/15/50	4,900	4,186,331
Series S, 4.13%, 06/15/39	1,210	1,124,039
New Jersey Turnpike Authority, RB, Series A, 5.25%, 01/01/55	3,965	4,084,383
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	3,220	3,271,264
Series A, 5.25%, 06/01/46	8,270	8,281,915
Sub-Series B, 5.00%, 06/01/46	7,350	7,058,525
		66,386,197
New Mexico — 0.0%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	415	389,949
New York — 15.4%
City of New York, GO, Series G-1, 5.25%, 02/01/53	735	749,387
Empire State Development Corp., RB, Series A, 5.00%, 03/15/46	6,000	6,089,228
Metropolitan Transportation Authority, RB, Series D-2, Sustainability Bonds, 4.00%, 11/15/48	4,090	3,392,951
Metropolitan Transportation Authority, Refunding RB, Series B, 5.00%, 11/15/29	540	554,872
New York City Housing Development Corp., RB, M/F Housing, Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.70%, 08/01/54	3,460	3,215,791
New York City Municipal Water Finance Authority, RB
Series AA-1, 5.25%, 06/15/52	5,600	5,706,423
Series BB, 5.25%, 06/15/55	995	1,023,994
Series GG, 5.00%, 06/15/50	1,680	1,674,738
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 5.00%, 02/01/43	7,695	7,881,920
New York City Transitional Finance Authority, RB
Series A-1, 05/01/52(g)	3,025	3,116,731
Series H-1, 5.50%, 11/01/51	1,455	1,527,511
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	1,081	1,066,117
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	2,630	2,525,102
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	7,485	5,080,055
Series A, Sustainability Bonds, 3.00%, 11/15/51	2,185	1,467,799
New York Power Authority, Refunding RB, Series A, Sustainability Bonds, 4.00%, 11/15/55	2,185	1,832,850
Security	Par (000)	Value
New York (continued)
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/36	$1,650	$ 1,705,456
AMT, 5.63%, 04/01/40	1,700	1,743,407
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	3,460	3,507,743
AMT, Sustainability Bonds, 5.50%, 06/30/44	3,295	3,359,016
AMT, Sustainability Bonds, 5.25%, 06/30/60	6,855	6,629,564
AMT, Sustainability Bonds, 5.50%, 06/30/60	19,380	18,762,576
New York Transportation Development Corp., Refunding RB, Series A, AMT, Sustainability Bonds, 5.50%, 12/31/60	4,485	4,334,909
Port Authority of New York & New Jersey, ARB, AMT, 5.00%, 11/01/49	5,600	5,472,971
State of New York Mortgage Agency Homeowner Mortgage Revenue, RB, S/F Housing, Series 266, Sustainability Bonds, (SONYMA), 4.65%, 10/01/50	5,385	4,991,550
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.25%, 05/15/58	11,585	10,014,507
Series A, 4.50%, 05/15/63	3,500	3,135,846
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 05/15/47	6,120	6,158,957
Series C, 5.00%, 05/15/47	5,000	5,027,987
Series B-1, Sustainability Bonds, 5.25%, 05/15/54	8,475	8,670,564
		130,420,522
North Carolina — 1.2%
North Carolina Housing Finance Agency, RB, S/F Housing
Series 54-A, (FHLMC, FNMA, GNMA), 4.70%, 07/01/50	1,955	1,860,130
Series 52-A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.00%, 07/01/46	1,585	1,536,055
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	6,510	6,784,665
		10,180,850
North Dakota — 0.4%
North Dakota Housing Finance Agency, RB, S/F Housing, Series C, Sustainability Bonds, 4.75%, 07/01/49	3,680	3,491,408
Ohio — 2.7%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	7,670	6,226,975
Columbus Regional Airport Authority, Refunding ARB, Series A, Class A, AMT, 5.50%, 01/01/55	2,690	2,735,760
Columbus-Franklin County Finance Authority, RB, M/F Housing, (FNMA), 4.82%, 11/01/43	2,645	2,653,276
Ohio Housing Finance Agency, RB, S/F Housing, Series B, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.65%, 09/01/49	4,485	4,234,114
Ohio Turnpike & Infrastructure Commission, RB, CAB, Series A-2, Junior Lien, 0.00%, 02/15/37(d)	10,000	6,113,007
State of Ohio, Refunding RB, Series A, (BAM-TCRS), 4.00%, 01/15/50	1,055	880,273
		22,843,405
Oklahoma — 0.3%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	560	530,923
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Oklahoma (continued)
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	$450	$ 452,331
Tulsa Municipal Airport Trust Trustees, Refunding ARB, AMT, 6.25%, 12/01/35	1,795	1,975,819
		2,959,073
Oregon — 0.4%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(d)	2,355	1,199,951
Port of Portland Oregon Airport Revenue, ARB, Series 24B, AMT, 5.00%, 07/01/47	2,155	2,097,478
		3,297,429
Pennsylvania — 8.4%
Allegheny County Airport Authority, ARB, Series A, AMT, 5.00%, 01/01/51	7,395	7,122,919
Allegheny County Hospital Development Authority, Refunding RB, Series A, 5.00%, 04/01/47	2,470	2,410,633
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	425	337,578
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB, Series A, 5.00%, 10/01/47	4,125	4,097,510
Montgomery County Higher Education and Health Authority, Refunding RB, Class B, 5.00%, 05/01/57	3,500	3,352,887
Pennsylvania Economic Development Financing Authority, RB
5.00%, 06/30/42	6,910	6,750,186
AMT, 5.50%, 06/30/40	1,000	1,033,711
AMT, 5.50%, 06/30/41	3,290	3,398,804
AMT, 5.75%, 06/30/48	2,855	2,854,438
AMT, 5.25%, 06/30/53	4,695	4,411,490
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,000	993,638
Pennsylvania Higher Educational Facilities Authority, RB
4.00%, 08/15/44	1,000	877,591
4.00%, 08/15/49	1,855	1,565,521
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 145A, Sustainability Bonds, 4.75%, 10/01/49	7,985	7,647,235
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 142-A, Sustainability Bonds, 5.00%, 10/01/50	1,500	1,472,765
Pennsylvania Turnpike Commission, RB
Series A-1, 5.00%, 12/01/41	1,325	1,330,368
Series C, 5.25%, 12/01/54	1,575	1,610,788
Series A, Subordinate, 5.00%, 12/01/44	4,700	4,718,980
Series B, Subordinate, 4.00%, 12/01/51	665	550,828
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.25%, 12/01/45	3,930	3,934,889
School District of Philadelphia, GOL
Series A, (SAW), 5.50%, 09/01/48	8,015	8,287,725
Series B, Sustainability Bonds, (SAW), 5.00%, 09/01/48	2,070	2,038,596
		70,799,080
Puerto Rico — 2.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	4,601	4,112,315
Series A-1, Restructured, 5.00%, 07/01/58	10,721	9,760,497
Series A-2, Restructured, 4.54%, 07/01/53	500	424,217
Series A-2, Restructured, 4.78%, 07/01/58	1,528	1,352,766
Security	Par (000)	Value
Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series A-2, Restructured, 4.33%, 07/01/40	$2,472	$ 2,288,835
Series B-1, Restructured, 4.75%, 07/01/53	962	845,718
Series B-2, Restructured, 4.78%, 07/01/58	1,335	1,172,258
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	9,999	3,086,259
		23,042,865
South Carolina — 3.7%
Charleston County Airport District, ARB, Series A, AMT, 5.25%, 07/01/54	1,575	1,576,174
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	485	421,263
4.38%, 11/01/49	715	579,626
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	6,040	6,406,017
South Carolina Jobs-Economic Development Authority, RB
5.00%, 01/01/55(b)	2,290	1,804,142
7.50%, 08/15/62(b)	1,455	1,305,665
Series A, 5.50%, 11/01/50	2,790	2,870,417
Series A, 5.50%, 11/01/54	3,680	3,773,730
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 4.25%, 05/01/48	1,615	1,416,735
South Carolina Public Service Authority, RB, Series A, 4.00%, 12/01/55	1,950	1,548,940
South Carolina Public Service Authority, Refunding RB, Series B, 5.00%, 12/01/46	1,270	1,266,684
South Carolina State Housing Finance & Development Authority, RB, S/F Housing
Series B, 4.60%, 07/01/49	2,280	2,146,920
Series B, (FHLMC, FNMA, GNMA), 5.00%, 07/01/50	6,080	6,085,627
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing, Series A, 4.95%, 07/01/53	275	266,757
		31,468,697
Tennessee — 3.7%
Knox County Health Educational & Housing Facility Board, RB, Series A-1, (BAM), 5.50%, 07/01/59	615	625,325
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/49	3,655	3,532,725
Metropolitan Government Nashville & Davidson County Health & Educational cilities Board, RB, 5.25%, 05/01/48	745	742,986
Metropolitan Government Nashville & Davidson County Health & Educational Fcilities Board, Refunding RB, 5.25%, 10/01/58	3,070	2,929,791
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue, Refunding RB, 5.25%, 07/01/55	2,305	2,381,132
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	3,805	4,071,214
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	15,950	16,810,736
		31,093,909
Texas — 13.0%
Alamo Heights Independent School District, GO, (PSF), 4.00%, 02/01/51	1,860	1,581,966
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	1,545	1,464,907

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
Arlington Higher Education Finance Corp., RB(b) (continued)
7.88%, 11/01/62	$1,335	$ 1,340,471
Celina Independent School District, GO, (PSF), 5.00%, 02/15/47	4,530	4,567,229
City of Austin Texas Airport System Revenue, ARB
AMT, 5.00%, 11/15/44	1,000	952,206
AMT, 5.25%, 11/15/47	3,300	3,323,310
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/53	2,370	2,380,994
City of Corpus Christi Texas Utility System Revenue, Refunding RB, 4.00%, 07/15/48	1,790	1,504,514
City of El Paso Texas Water & Sewer Revenue, Refunding RB, 5.25%, 03/01/49	2,495	2,552,256
City of Galveston Texas Wharves & Terminal Revenue, ARB
Series A, AMT, 1st Lien, 5.50%, 08/01/43	395	401,317
Series A, AMT, 1st Lien, 5.50%, 08/01/44	395	399,139
City of Garland Texas Electric Utility System Revenue, Refunding RB, 4.25%, 03/01/48	370	329,215
City of Houston Texas Airport System Revenue, ARB
Series B, 5.50%, 07/15/36	300	309,448
Series A, AMT, 6.63%, 07/15/38	1,330	1,330,466
Series B, AMT, 5.50%, 07/15/37	935	964,520
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, AMT, 1st Lien, Subordinate, 5.25%, 07/01/48	2,955	2,964,658
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	740	747,830
Sub-Series A, AMT, 4.00%, 07/01/46	2,780	2,293,342
Sub-Series A, AMT, 4.00%, 07/01/48	10,025	8,158,753
Conroe Independent School District, GO, (PSF), 4.00%, 02/15/50	3,670	3,149,090
County of Harris Texas Toll Road Revenue, Refunding RB
Series A, 4.00%, 08/15/54	3,855	3,125,947
Series A, 1st Lien, 4.00%, 08/15/49	5,405	4,645,256
Dallas Fort Worth International Airport, Refunding RB, Series B, 4.00%, 11/01/45	4,100	3,605,390
Denton Independent School District, GO, (PSF), 5.00%, 08/15/48	2,440	2,459,398
Dickinson Independent School District, GO, (PSF), 4.13%, 02/15/48	1,285	1,112,568
Eagle Mountain & Saginaw Independent School District, GO, (PSF), 4.00%, 08/15/54	650	542,090
Fort Bend Independent School District, Refunding GO, Series A, (PSF), 4.00%, 08/15/49	1,415	1,213,567
Harris County Cultural Education Facilities Finance Corp., Refunding RB
4.00%, 10/01/47	6,820	5,742,656
Class A, 4.13%, 07/01/52	320	267,845
Longview Independent School District, GO, (PSF), 4.00%, 02/15/49	1,580	1,333,223
Mansfield Independent School District, GO, (PSF), 5.00%, 02/15/50	4,500	4,575,796
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(d)(e)	5,000	3,044,859
New Braunfels Independent School District, GO, (PSF), 4.00%, 02/01/52	1,360	1,151,394
Security	Par (000)	Value
Texas (continued)
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	$1,210	$ 912,748
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	3,175	2,745,583
Northwest Independent School District, GO, (PSF), 5.25%, 02/15/55	2,565	2,656,350
Port Authority of Houston of Harris County Texas, ARB, 1st Lien, 5.00%, 10/01/53	1,840	1,846,261
Spring Branch Independent School District, GO, (PSF), 4.00%, 02/01/48	1,705	1,477,108
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 4.00%, 07/01/53	1,895	1,509,558
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	410	378,408
Tarrant Regional Water District, RB, 4.25%, 09/01/55	4,585	4,030,640
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	690	547,529
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	5,395	5,749,109
Texas State University System, Refunding RB, 4.00%, 03/15/49	4,455	3,782,346
Texas Transportation Commission State Highway 249 System, RB, CAB(d)
0.00%, 08/01/35	310	200,016
0.00%, 08/01/36	170	103,112
0.00%, 08/01/37	225	129,834
0.00%, 08/01/38	810	431,643
0.00%, 08/01/41	1,950	859,636
0.00%, 08/01/44	695	246,061
0.00%, 08/01/45	1,775	585,620
Texas Water Development Board, RB, Series A, 4.38%, 10/15/59	6,635	5,923,483
University of Houston, Refunding RB, Series A, 5.00%, 02/15/56	2,195	2,199,641
		109,850,306
Utah — 3.1%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	530	517,353
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/43	2,910	2,817,380
Series A, AMT, 5.00%, 07/01/47	11,685	11,271,602
Series A, AMT, 5.00%, 07/01/51	5,330	5,204,475
Downtown Revitalization Public Infrastructure District, RB
Series A, 5.50%, 06/01/55	2,380	2,477,350
Series B, 5.50%, 06/01/55	845	871,089
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/55(b)	935	771,519
Utah Housing Corp., RB, S/F Housing, Series E, (FHLMC, FNMA, GNMA), 4.70%, 01/01/50	2,470	2,344,956
		26,275,724
Virginia — 0.9%
Fairfax County Industrial Development Authority, RB, 4.13%, 05/15/54	275	236,576
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	4,420	3,679,633
Virginia Housing Development Authority, RB, M/F Housing, Series A, 4.60%, 09/01/50	3,750	3,458,372
		7,374,581
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Wisconsin — 1.0%
Public Finance Authority, RB
12/31/65(g)	$2,825	$ 2,946,561
Series A, 5.00%, 07/01/40(b)	450	427,504
Series A-1, 4.50%, 01/01/35(b)	535	511,433
Series A, AMT, Senior Lien, 5.75%, 07/01/49	3,545	3,527,022
Public Finance Authority, Refunding RB, 5.00%, 09/01/49(b)	825	722,026
		8,134,546
Total Municipal Bonds — 139.0% (Cost: $1,182,937,542)		1,173,552,743
Municipal Bonds Transferred to Tender Option Bond Trusts(h)
Alabama — 1.2%
Black Belt Energy Gas District, RB, Series C-1, 5.25%, 02/01/53(a)	9,340	9,798,744
Connecticut — 1.7%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series F-1, Sustainability Bonds, 4.75%, 11/15/49	15,000	14,396,183
District of Columbia — 0.3%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, 4.10%, 09/01/39	3,052	2,830,933
Florida — 7.8%
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, Sustainability Bonds, 5.25%, 10/01/57	7,850	8,062,143
County of Seminole Florida Sales Tax Revenue, Refunding RB, Series B, (NPFGC), 5.25%, 10/01/31	6,300	7,013,929
Greater Orlando Aviation Authority, ARB, AMT, 5.25%, 10/01/51	12,077	12,115,904
Hillsborough County Industrial Development Authority, Refunding RB, Series C, 5.25%, 11/15/49	13,256	13,484,998
Tampa Bay Water, RB, Series A, 5.25%, 10/01/54(i)	24,765	25,557,985
		66,234,959
Georgia — 1.3%
Main Street Natural Gas, Inc., Refunding RB, Series E-1, 5.00%, 12/01/53(a)(i)	10,159	10,741,602
Hawaii — 1.1%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.50%, 07/01/54	9,225	9,530,356
Idaho — 0.8%
Idaho Housing & Finance Association, RB, Series A, 5.25%, 08/15/48(i)	6,820	7,037,914
Illinois — 0.8%
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 08/15/51	7,123	6,856,944
Massachusetts — 1.1%
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	9,084	8,944,937
Michigan — 0.3%
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,748	2,373,613
Security	Par (000)	Value
Missouri — 0.5%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53(i)	$5,660	$ 4,540,832
New York — 5.2%
City of New York, GO, Series E, 5.25%, 08/01/50	10,750	10,966,761
New York City Transitional Finance Authority, RB, Series D, 5.25%, 05/01/48	9,620	9,945,865
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/47	6,600	5,838,910
Port Authority of New York & New Jersey, Refunding ARB, 5.25%, 10/15/57	5,090	5,101,087
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/51	7,270	7,280,227
Triborough Bridge & Tunnel Authority, Refunding RB, Series C, 4.13%, 05/15/52	5,520	4,749,551
		43,882,401
Oregon — 0.9%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 29, AMT, Sustainability Bonds, 5.50%, 07/01/48	7,450	7,667,958
Texas — 3.1%
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.50%, 02/01/50	5,890	6,114,126
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	9,243	9,147,980
Texas Water Development Board, RB, Series A, 4.38%, 10/15/59	11,885	10,610,486
		25,872,592
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.1% (Cost: $224,799,301)		220,709,968
Total Long-Term Investments — 165.1% (Cost: $1,407,736,843)		1,394,262,711

	Shares
Short-Term Securities
	Money Market Funds — 3.2%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(j)(k)	26,662,841	26,665,508
	Total Short-Term Securities — 3.2% (Cost: $26,665,167)	26,665,508
	Total Investments — 168.3% (Cost: $1,434,402,010)	1,420,928,219
	Other Assets Less Liabilities — 1.1%	9,877,110
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.2)%	(136,886,336)
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (53.2)%	(449,458,272)
	Net Assets Applicable to Common Shares — 100.0%	$ 844,460,721

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Quality Fund, Inc. (MQY)

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	Zero-coupon bond.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)	When-issued security.
(h)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 1, 2029 to June 1, 2046, is $32,813,525. See
Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 17,753,312	$ 8,912,195 (a)	$ —	$ 202	$ (201)	$ 26,665,508	26,662,841	$ 743,566	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Categorized by Risk Exposure
For the period ended July 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (2,691,276)	$ —	$ (2,691,276)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ 1,147,764	$ —	$ 1,147,764
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$10,813,896
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 1,173,552,743	$ —	$ 1,173,552,743
Municipal Bonds Transferred to Tender Option Bond Trusts	—	220,709,968	—	220,709,968
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Quality Fund, Inc. (MQY)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$ 26,665,508	$ —	$ —	$ 26,665,508
	$26,665,508	$1,394,262,711	$—	$1,420,928,219
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(136,211,748)	$—	$(136,211,748)
VRDP Shares at Liquidation Value	—	(450,300,000)	—	(450,300,000)
	$—	$(586,511,748)	$—	$(586,511,748)
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2025
BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 6.7%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 05/01/56	$3,540	$ 3,603,066
Series D, 5.00%, 03/01/55	15,340	16,117,733
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.25%, 10/01/49	6,955	6,982,021
Energy Southeast A Cooperative District, RB, Series B-1, 5.75%, 04/01/54(a)	3,960	4,323,825
Southeast Alabama Gas Supply District, Refunding RB, Series B, 5.00%, 06/01/49(a)	6,575	6,919,563
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 5.00%, 01/01/56	2,620	2,658,780
Series B, 5.00%, 01/01/54	9,000	9,486,827
		50,091,815
Arizona — 2.1%
Arizona Industrial Development Authority, RB(b)
4.38%, 07/01/39	810	705,885
5.00%, 07/01/54	945	765,612
Series A, 5.00%, 07/01/49	1,675	1,459,795
Series A, 5.00%, 07/01/54	1,290	1,091,801
City of Phoenix Civic Improvement Corp., ARB, Junior Lien, 5.00%, 07/01/49	2,060	2,062,688
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/52(b)	1,620	1,395,368
Maricopa County Industrial Development Authority, Refunding RB, 5.00%, 07/01/54(b)	855	752,328
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 01/01/47	5,000	5,085,298
Sierra Vista Industrial Development Authority, RB, 5.75%, 06/15/53(b)	2,500	2,387,359
		15,706,134
Arkansas — 0.2%
Arkansas Development Finance Authority, RB, AMT, Sustainability Bonds, 5.70%, 05/01/53	1,430	1,432,271
California — 11.9%
California Community Choice Financing Authority, RB(a)
Sustainability Bonds, 5.00%, 07/01/53	2,900	3,032,204
Sustainability Bonds, 5.50%, 10/01/54	4,970	5,341,844
Class B, Sustainability Bonds, 5.00%, 03/01/56	2,995	3,171,605
Series G, Sustainability Bonds, 5.00%, 11/01/55	6,125	6,348,969
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	1,250	1,185,347
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(a)(b)	3,900	3,471,000
Central Valley Energy Authority, RB, 5.00%, 12/01/55(a)	1,630	1,732,937
City of Los Angeles Department of Airports, Refunding ARB, Series A, AMT, Sustainability Bonds, 5.50%, 05/15/55	3,485	3,556,143
CSCDA Community Improvement Authority, RB, M/F Housing, Sustainability Bonds, 5.00%, 09/01/37(b)	260	255,933
Grossmont Union High School District, GO, Election 2004, 0.00%, 08/01/31(c)	5,110	4,306,932
Long Beach Unified School District, GO, Series B, Election 2008, 0.00%, 08/01/34(c)	5,000	3,667,104
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Convertible, Election 2008, 0.00%, 08/01/43(d)	3,975	3,697,826
Security	Par (000)	Value
California (continued)
Norwalk-La Mirada Unified School District, Refunding GO, Series E, Election 2002, 0.00%, 08/01/38(c)	$7,620	$ 4,315,077
Poway Unified School District, Refunding GO(c)
0.00%, 08/01/35	7,820	5,429,298
0.00%, 08/01/36	10,000	6,534,767
Rio Hondo Community College District, GO(c)
Series C, Election 2004, 0.00%, 08/01/37	8,000	4,900,969
Series C, Election 2004, 0.00%, 08/01/38	12,940	7,421,413
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(c)	3,485	2,959,654
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, Series A, AMT, 5.00%, 05/01/44	14,215	13,940,948
State of California, GO, Series 2007-2, (NPFGC-IBC), 5.50%, 04/01/30	10	10,017
Walnut Valley Unified School District, GO, Series B, Election 2007, 0.00%, 08/01/36(c)	6,545	4,108,436
		89,388,423
Colorado — 1.6%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series D, AMT, 5.75%, 11/15/37	5,000	5,445,865
Colorado Health Facilities Authority, RB
5.00%, 11/01/42	2,500	2,535,054
5.25%, 11/01/52	2,750	2,742,521
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,605	1,576,922
		12,300,362
Connecticut — 0.4%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series D, Sustainability Bonds, 6.25%, 05/15/54	2,620	2,856,627
District of Columbia — 0.9%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, 5.50%, 10/01/55	3,680	3,792,002
Series A, AMT, 5.25%, 10/01/49	1,430	1,439,869
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, Sustainability Bonds, 4.13%, 07/15/47	1,890	1,634,568
		6,866,439
Florida — 13.3%
Capital Trust Agency, Inc., RB(b)
5.00%, 01/01/55	1,640	1,331,774
Series A, 5.00%, 06/01/55	1,475	1,146,985
Series A, 5.50%, 06/01/57	500	409,184
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, Series B, 5.50%, 09/01/48	4,315	4,545,668
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/47	3,930	3,943,825
City of Lakeland Florida Department of Electric Utilities, Refunding RB, 4.25%, 10/01/48	5,000	4,472,593
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/47	3,655	3,470,983
City of Tampa Florida, RB, CAB(c)
Series A, 0.00%, 09/01/40	2,290	1,090,086
Series A, 0.00%, 09/01/42	1,150	480,416
Series A, 0.00%, 09/01/45	2,000	688,120
County of Broward Florida Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/47	5,000	4,337,063
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.50%, 10/01/55	$7,500	$ 7,599,842
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series B, AMT, 5.00%, 10/01/40	9,295	9,146,847
County of Miami-Dade Seaport Department, Refunding RB
Series A, AMT, 5.25%, 10/01/52	5,980	5,926,910
Series B-2, AMT, Subordinate, 4.00%, 10/01/50	3,500	2,841,187
County of Pasco Florida, RB
5.00%, 09/01/48	12,670	12,676,550
5.75%, 09/01/54	1,400	1,462,309
East Central Regional Wastewater Treatment Facilities Operation Board, Refunding RB, 5.00%, 10/01/44	13,925	13,940,475
Florida Development Finance Corp., RB, AMT, 5.00%, 05/01/29(b)	1,500	1,511,395
Greater Orlando Aviation Authority, ARB
Series A, AMT, 5.00%, 10/01/34	5,060	5,238,797
Sub-Series A, AMT, 5.00%, 10/01/42	4,310	4,322,775
Hillsborough County Industrial Development Authority, Refunding RB, Series C, 5.25%, 11/15/49	715	727,348
Kindred Community Development District II, SAB, 5.88%, 05/01/54	500	498,788
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	705	722,619
Orange County Health Facilities Authority, Refunding RB, Series A, 5.25%, 10/01/56	1,290	1,291,589
Parker Road Community Development District, Refunding SAB, 3.88%, 05/01/40	900	764,611
Seminole Improvement District, RB
5.00%, 10/01/32	230	228,819
5.30%, 10/01/37	260	253,664
Viera Stewardship District, SAB, Series 2023, 5.50%, 05/01/54	790	747,271
Village Community Development District No. 14, SAB, 5.50%, 05/01/53	1,645	1,668,147
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(b)	720	676,740
Westside Community Development District, Refunding SAB(b)
4.10%, 05/01/37	640	579,032
4.13%, 05/01/38	630	563,899
		99,306,311
Georgia — 1.8%
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	630	425,250
Main Street Natural Gas, Inc., RB(a)
Series A, 5.00%, 06/01/53	4,195	4,412,690
Series B, 5.00%, 07/01/53	2,915	3,080,090
Series C, 5.00%, 09/01/53	2,445	2,583,321
Main Street Natural Gas, Inc., Refunding RB, Series E-1, 5.00%, 12/01/53(a)	3,000	3,172,039
		13,673,390
Hawaii — 0.5%
State of Hawaii Airports System Revenue, COP
AMT, 5.00%, 08/01/27	2,000	2,003,487
AMT, 5.00%, 08/01/28	1,775	1,776,553
		3,780,040
Security	Par (000)	Value
Idaho — 1.0%
Idaho Housing & Finance Association, RB, Series A, 5.25%, 08/15/48	$7,250	$ 7,481,653
Illinois — 8.5%
Chicago Board of Education, GO, Series A, 5.00%, 12/01/40	1,270	1,205,047
Chicago Board of Education, Refunding GO, Series B, 5.00%, 12/01/36	1,300	1,286,494
Chicago O’Hare International Airport, ARB, Class A, AMT, Senior Lien, 5.00%, 01/01/48	1,935	1,855,770
Chicago O’Hare International Airport, Refunding ARB, Series B, 5.50%, 01/01/59	3,990	4,131,725
Chicago Transit Authority Sales Tax Receipts Fund, RB, 2nd Lien, 5.00%, 12/01/46	4,565	4,574,414
Illinois Housing Development Authority, RB, S/F Housing, Series N, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.25%, 04/01/54	2,555	2,784,399
Metropolitan Pier & Exposition Authority, RB(c)
Series A, (NPFGC), 0.00%, 12/15/33	20,000	14,283,235
Series A, (NPFGC), 0.00%, 12/15/34	41,880	28,304,547
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, 0.00%, 06/15/44(c)	9,430	3,559,948
State of Illinois, GO, Series B, 5.25%, 05/01/43	1,640	1,661,382
		63,646,961
Indiana — 1.6%
Avon Community School Building Corp., RB, (ST INTERCEPT), 5.50%, 01/15/43	1,500	1,591,136
Indiana Finance Authority, RB, Series A, 1st Lien, Sustainability Bonds, 4.00%, 10/01/51	2,025	1,691,871
Indiana Finance Authority, Refunding RB
5.50%, 10/01/50	2,180	2,257,713
Series C, 5.25%, 10/01/46	2,110	2,178,426
Series C, 5.25%, 10/01/47	730	751,131
Indianapolis Local Public Improvement Bond Bank, Refunding ARB, Series B1, 5.25%, 01/01/55	3,315	3,357,401
		11,827,678
Kansas — 0.9%
Kansas Development Finance Authority, RB, Series A, 4.13%, 05/01/41	6,985	6,693,872
Kentucky — 3.8%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(b)	475	415,427
Kentucky Public Energy Authority, Refunding RB(a)
Series A-1, 5.25%, 04/01/54	11,055	11,827,224
Series B, 5.00%, 01/01/55	6,320	6,684,410
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Convertible, 6.60%, 07/01/39(d)	8,225	9,449,146
		28,376,207
Louisiana — 0.8%
Louisiana Public Facilities Authority, RB, 5.25%, 10/01/53	4,010	3,869,822
Parish of East Baton Rouge Capital Improvements District, RB, 5.00%, 08/01/46	2,020	2,045,160
		5,914,982

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Maryland — 0.5%
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 4.00%, 04/15/50	$2,815	$ 2,344,546
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 5.25%, 07/01/50	1,500	1,474,461
		3,819,007
Massachusetts — 1.9%
Commonwealth of Massachusetts, GOL, Series D, 5.00%, 10/01/50	5,000	5,045,616
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	8,535	7,943,484
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	1,080	966,738
		13,955,838
Michigan — 4.8%
Michigan Finance Authority, RB, 4.00%, 02/15/47	1,855	1,538,999
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 5.00%, 10/01/48	8,405	8,194,638
Michigan State Housing Development Authority, RB, S/F Housing, Series D, Sustainability Bonds, 5.50%, 06/01/53	4,150	4,394,068
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	10,000	9,999,049
Michigan Strategic Fund, RB
AMT, 4.25%, 12/31/38	2,000	1,918,185
AMT, 5.00%, 12/31/43	7,940	7,433,597
State of Michigan Trunk Line Revenue, RB, 4.00%, 11/15/46	2,500	2,173,534
		35,652,070
Minnesota — 0.4%
Minnesota Housing Finance Agency, RB, S/F Housing, Series M, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.00%, 01/01/53	2,725	2,906,716
Missouri — 1.1%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series A, 4.00%, 04/01/45	4,840	4,248,647
Missouri Housing Development Commission, RB, S/F Housing, Series C, (FHLMC, FNMA, GNMA), 4.70%, 11/01/54	4,560	4,213,093
		8,461,740
Nebraska — 0.7%
Nebraska Investment Finance Authority, RB, S/F Housing, Series E, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.70%, 09/01/49	5,835	5,482,158
Nevada — 0.4%
City of Las Vegas Nevada Special Improvement District No. 814, SAB
4.00%, 06/01/39	360	318,017
4.00%, 06/01/44	965	796,288
Tahoe-Douglas Visitors Authority, RB, 5.00%, 07/01/51	1,610	1,538,215
		2,652,520
New Hampshire — 1.5%
New Hampshire Business Finance Authority, RB
Series 2025-1, Class A1, 4.09%, 01/20/41(a)	1,197	1,129,453
Series A, 5.50%, 06/01/55	5,140	5,203,418
Security	Par (000)	Value
New Hampshire (continued)
New Hampshire Business Finance Authority, RB, M/F Housing
1st Series, Class B, 5.75%, 04/28/42	$1,825	$ 1,833,963
Series 2025, 5.15%, 09/28/37	2,830	2,766,729
		10,933,563
New Jersey — 8.3%
New Jersey Economic Development Authority, RB
AMT, 5.13%, 01/01/34	1,930	1,930,916
AMT, 5.38%, 01/01/43	4,920	4,920,540
New Jersey Economic Development Authority, Refunding RB, Series N-1, (NPFGC), 5.50%, 09/01/28	1,685	1,829,943
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series M, 5.10%, 10/01/50	4,105	4,108,517
New Jersey Transportation Trust Fund Authority, RB
Series BB, 5.00%, 06/15/46	5,825	5,848,905
Series C, (AMBAC), 0.00%, 12/15/25(c)	8,550	8,467,677
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(c)	10,000	6,568,451
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 4.25%, 06/15/40	10,945	10,393,247
New Jersey Turnpike Authority, RB
Series A, 5.25%, 01/01/55	3,560	3,667,189
Series B, 5.25%, 01/01/49	5,265	5,417,352
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	7,310	7,113,048
Sub-Series B, 5.00%, 06/01/46	2,195	2,107,954
		62,373,739
New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	425	399,346
New York — 13.5%
City of New York, GO, Series G-1, 5.25%, 02/01/53	660	672,919
Metropolitan Transportation Authority, Refunding RB, Series A-1, Sustainability Bonds, 5.25%, 11/15/57	3,050	2,935,858
New York City Municipal Water Finance Authority, RB, Series BB, 5.25%, 06/15/55	1,700	1,749,538
New York City Municipal Water Finance Authority, Refunding RB, Series DD, 4.13%, 06/15/47	4,650	4,091,843
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series E-1, 4.00%, 02/01/42	3,325	3,028,757
Series C-1, Subordinate, 4.00%, 02/01/43	6,355	5,671,416
New York City Transitional Finance Authority, RB, Series C-S, Subordinate, 5.00%, 05/01/50	8,410	8,460,652
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	3,055	2,933,151
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	7,430	5,042,727
New York State Dormitory Authority, Refunding RB, Series E, 4.00%, 03/15/46	1,825	1,594,000
New York Transportation Development Corp., ARB
6.00%, 06/30/60	3,360	3,493,063
AMT, 5.63%, 04/01/40	1,555	1,594,704
Series A, AMT, 5.25%, 01/01/50	2,360	2,257,020
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	3,275	3,320,190
AMT, Sustainability Bonds, 5.25%, 06/30/60	6,800	6,576,373
AMT, Sustainability Bonds, 5.50%, 06/30/60	3,950	3,824,158
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New York (continued)
New York Transportation Development Corp., Refunding RB, Series A, AMT, Sustainability Bonds, 5.25%, 12/31/54	$5,205	$ 5,115,533
Port Authority of New York & New Jersey, ARB, AMT, 4.00%, 09/01/43	3,000	2,586,096
Port Authority of New York & New Jersey, Refunding RB, Series 226, AMT, 5.00%, 10/15/39	2,500	2,566,176
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.00%, 05/15/48	10,090	8,614,381
Series A, 5.25%, 05/15/52	1,325	1,340,482
Triborough Bridge & Tunnel Authority, RB
Class A, 5.25%, 12/01/48	5,125	5,297,940
Series A, 11/15/57(e)	11,375	11,731,981
Series D-2, Senior Lien, Sustainability Bonds, 5.50%, 05/15/52	6,500	6,738,077
		101,237,035
North Dakota — 1.2%
North Dakota Housing Finance Agency, RB, S/F Housing
Series A, Sustainability Bonds, 4.70%, 07/01/49	3,030	2,879,066
Series C, Sustainability Bonds, 4.75%, 07/01/49	6,245	5,924,957
		8,804,023
Ohio — 4.1%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	6,970	5,658,672
Columbus Regional Airport Authority, Refunding ARB, Series A, Class A, AMT, 5.50%, 01/01/55	20,000	20,340,224
County of Franklin Ohio, RB, Series A, 5.00%, 12/01/47	4,500	4,362,339
		30,361,235
Oklahoma — 0.2%
Tulsa Municipal Airport Trust Trustees, Refunding ARB, AMT, 6.25%, 12/01/35	1,600	1,761,175
Oregon — 0.7%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(c)	2,800	1,426,693
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 29, AMT, Sustainability Bonds, 5.50%, 07/01/48	3,495	3,597,250
		5,023,943
Pennsylvania — 8.8%
Allegheny County Airport Authority, ARB, Series A, AMT, 5.50%, 01/01/48	785	800,297
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	405	321,692
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB, Series A, 5.00%, 10/01/47	3,650	3,625,675
Montgomery County Industrial Development Authority, RB, Series C, 5.00%, 11/15/45	450	417,794
Pennsylvania Economic Development Financing Authority, RB
5.00%, 06/30/42	13,560	13,246,386
AMT, 5.75%, 06/30/48	1,645	1,644,676
Pennsylvania Higher Educational Facilities Authority, Refunding RB
Series B-1, 5.00%, 11/01/51	1,675	1,648,668
Series B2, 4.38%, 11/01/54	4,875	4,152,635
Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 143A, Sustainability Bonds, 6.25%, 10/01/53	$9,205	$ 9,991,416
Series 148A, Sustainability Bonds, 4.75%, 10/01/50	10,000	9,467,462
Pennsylvania Turnpike Commission, RB
Series A-1, 5.00%, 12/01/41	4,740	4,759,203
Series C, 5.25%, 12/01/54	8,000	8,181,782
Pennsylvania Turnpike Commission, Refunding RB
Series B, 5.25%, 12/01/44	1,500	1,556,664
Series 2017-3, Subordinate, 5.00%, 12/01/40	2,330	2,345,364
Philadelphia Gas Works Co., Refunding RB, Series A, 5.25%, 08/01/49	3,500	3,577,574
		65,737,288
Puerto Rico — 2.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,274	1,138,685
Series A-1, Restructured, 5.00%, 07/01/58	1,805	1,643,289
Series A-2, Restructured, 4.78%, 07/01/58	214	189,458
Series A-2, Restructured, 4.33%, 07/01/40	573	530,543
Series B-1, Restructured, 4.75%, 07/01/53	937	823,740
Series B-1, Restructured, 5.00%, 07/01/58	14,927	13,589,674
Series B-2, Restructured, 4.78%, 07/01/58	1,261	1,107,279
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	7,315	2,257,824
		21,280,492
South Carolina — 4.1%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54(a)	7,215	7,741,797
South Carolina Jobs-Economic Development Authority, RB
7.50%, 08/15/62(b)	1,290	1,157,600
Series A, 5.50%, 11/01/49	6,655	6,864,730
Series A, 5.50%, 11/01/50	525	540,132
South Carolina Public Service Authority, Refunding RB
Series A, 5.25%, 12/01/50	6,455	6,531,829
Series A, 5.00%, 12/01/55	3,465	3,472,079
Series B, 5.00%, 12/01/51	2,110	2,069,691
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series B, 4.60%, 07/01/49	2,280	2,146,920
		30,524,778
South Dakota — 0.4%
South Dakota Housing Development Authority, Refunding RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.70%, 05/01/50	3,410	3,198,413
Tennessee — 0.8%
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue, Refunding RB, 5.25%, 07/01/55	2,075	2,143,535
Metropolitan Nashville Airport Authority, ARB
Series B, AMT, 5.50%, 07/01/41	1,875	1,983,242
Series B, AMT, 5.50%, 07/01/42	2,000	2,096,264
		6,223,041
Texas — 11.0%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	1,420	1,346,387
7.88%, 11/01/62	1,195	1,199,898

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/53	$2,125	$ 2,134,857
City of El Paso Texas Water & Sewer Revenue, Refunding RB
5.25%, 03/01/49	3,410	3,488,254
Series A, 4.00%, 03/01/44	5,590	4,936,916
City of Garland Texas Electric Utility System Revenue, Refunding RB, 4.25%, 03/01/48	635	565,005
City of Houston Texas Airport System Revenue, ARB
Series B, 5.50%, 07/15/36	300	309,448
Series A, AMT, 6.63%, 07/15/38	1,295	1,295,453
Series B, AMT, 5.50%, 07/15/37	1,035	1,067,677
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, 07/01/55(e)	4,815	4,922,825
City of Houston Texas Airport System Revenue, Refunding RB, Series A, AMT, 5.00%, 07/01/27	690	697,301
City of Houston Texas, GOL
Series A, 5.25%, 03/01/49	4,715	4,812,137
Series A, 4.13%, 03/01/51	2,000	1,694,375
City of Houston Texas, Refunding GOL, Series A, 5.25%, 03/01/42	695	730,643
City of Hutto Texas, GOL, (BAM), 4.13%, 08/01/49	1,665	1,468,276
Conroe Independent School District, GO, (PSF), 4.00%, 02/15/50	5,330	4,573,474
County of Harris Texas, Refunding GO, Series A, 4.25%, 09/15/48	1,320	1,177,502
Fort Bend Independent School District, Refunding GO, Series A, (PSF), 4.00%, 08/15/49	6,600	5,660,454
Galveston Independent School District, GO, (PSF), 4.00%, 02/01/47	8,075	6,978,551
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(c)(f)	5,810	3,538,126
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	1,385	1,044,757
Northwest Independent School District, GO
(PSF), 5.00%, 02/15/49	7,635	7,674,627
(PSF), 5.25%, 02/15/55	2,280	2,361,200
Port Authority of Houston of Harris County Texas, ARB, 4.00%, 10/01/46	1,025	896,149
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 4.00%, 07/01/53	960	764,736
Tarrant Regional Water District, RB, 4.25%, 09/01/55	2,230	1,960,377
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	820	650,687
Texas Municipal Gas Acquisition & Supply Corp. V, RB, 5.00%, 01/01/55(a)	5,560	5,847,195
Texas State Technical College, RB, 5.50%, 08/01/42	3,335	3,561,734
Waller Consolidated Independent School District, GO, Series A, (PSF), 4.00%, 02/15/48	2,540	2,151,638
Ysleta Independent School District, GO, (PSF), 4.25%, 08/15/56	3,250	2,853,519
		82,364,178
Utah — 3.7%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	480	468,546
City of Salt Lake City Utah Airport Revenue, ARB
Series A, 07/01/55(e)	4,685	4,781,448
Series A, AMT, 5.00%, 07/01/36	3,475	3,510,656
Series A, AMT, 5.00%, 07/01/42	1,000	995,224
Security	Par (000)	Value
Utah (continued)
City of Salt Lake City Utah Airport Revenue, ARB (continued)
Series A, AMT, 5.00%, 07/01/43	$6,100	$ 5,905,848
Series A, AMT, 5.00%, 07/01/48	3,140	3,013,309
Series A, AMT, 5.25%, 07/01/48	5,780	5,771,852
Downtown Revitalization Public Infrastructure District, RB
Series A, 5.50%, 06/01/55	2,135	2,222,329
Series B, 5.50%, 06/01/55	760	783,465
Utah Charter School Finance Authority, RB, 5.00%, 06/15/39(b)	190	182,511
		27,635,188
Virginia — 0.6%
Henrico County Economic Development Authority, Refunding RB, Series A, 5.00%, 11/01/48	2,180	2,166,270
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	3,030	2,522,463
		4,688,733
Washington — 0.6%
Port of Seattle Washington, Refunding ARB, AMT, Intermediate Lien, 5.00%, 08/01/47	4,350	4,260,935
Wisconsin — 1.7%
Public Finance Authority, RB
12/31/65(e)	2,505	2,612,791
Class A, 4.25%, 06/15/31(b)	270	250,204
Class A, 5.00%, 06/15/41(b)	895	738,166
Class A, 5.00%, 06/15/51(b)	590	439,636
Public Finance Authority, Refunding RB, 5.00%, 09/01/49(b)	845	739,530
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 12/01/46	5,130	4,291,724
4.00%, 12/01/51	3,000	2,361,432
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing, Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 09/01/43	1,080	1,055,337
		12,488,820
Total Municipal Bonds — 129.9% (Cost: $970,660,492)		971,569,139
Municipal Bonds Transferred to Tender Option Bond Trusts(g)
Alabama — 1.5%
Alabama Special Care Facilities Financing Authority- Birmingham Alabama, Refunding RB, Series B, 5.00%, 11/15/46	11,790	11,357,139
California — 1.4%
Los Angeles Unified School District, GO, Series QRR, Sustainability Bonds, 5.25%, 07/01/47	9,750	10,152,096
District of Columbia — 1.9%
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, 5.50%, 07/15/60	13,660	14,289,134
Florida — 3.9%
Central Florida Expressway Authority, RB, Series B, Senior Lien, 5.00%, 07/01/49	14,090	14,102,944
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
City of Tampa Florida, RB, Series A, 5.00%, 11/15/46	$10,500	$ 10,279,090
Greater Orlando Aviation Authority, ARB, AMT, 5.25%, 10/01/51	5,138	5,155,277
		29,537,311
Illinois — 6.5%
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, Second Lien, (BAM), 5.00%, 12/01/46	10,000	9,925,211
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 07/15/42	20,000	20,035,416
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/44	8,000	8,022,109
Series A, 5.00%, 01/01/46	10,470	10,426,544
		48,409,280
New Jersey — 1.2%
Garden State Preservation Trust, RB, Series A, 5.75%, 11/01/28	8,220	8,776,428
New York — 9.4%
Empire State Development Corp., Refunding RB
5.00%, 03/15/41	7,790	8,110,277
5.00%, 03/15/43	10,000	10,293,041
5.00%, 03/15/44	8,280	8,472,080
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series D-1, 5.25%, 11/01/43	12,040	12,549,188
Series D-1, 5.50%, 11/01/45	5,900	6,180,188
New York City Transitional Finance Authority, RB, Series H-1, 5.00%, 11/01/50	5,000	5,041,061
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/41	9,795	9,928,751
Triborough Bridge & Tunnel Authority, RB, Series D-2, Senior Lien, Sustainability Bonds, 5.25%, 05/15/47	9,810	10,078,183
		70,652,769
Ohio — 2.0%
University of Cincinnati, RB, Series A, 5.00%, 06/01/45	15,025	14,840,818
Pennsylvania — 1.7%
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 145A, Sustainability Bonds, 4.75%, 10/01/49	13,550	12,976,836
Texas — 3.8%
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.25%, 02/01/49	10,330	10,564,235
Dallas Area Rapid Transit, Refunding RB, Series B, Senior Lien, 5.00%, 12/01/47	9,480	9,542,976
North Texas Municipal Water District, RB, 5.00%, 06/01/50(h)	8,037	8,085,436
		28,192,647
Washington — 6.8%
City of Everett WA Water & Sewer Revenue, RB, 5.00%, 12/01/50	10,370	10,470,345
Security	Par (000)	Value
Washington (continued)
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	$15,500	$ 14,967,413
Port of Seattle Washington, Refunding ARB, Series B, AMT, Intermediate Lien, 5.25%, 07/01/49	11,970	12,093,421
State of Washington, GO, Series A-3, 5.00%, 08/01/47	13,395	13,554,992
		51,086,171
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 40.1% (Cost: $304,141,279)		300,270,629
Total Long-Term Investments — 170.0% (Cost: $1,274,801,771)		1,271,839,768

	Shares
Short-Term Securities
	Money Market Funds — 1.1%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(i)(j)	8,056,931	8,057,737
	Total Short-Term Securities — 1.1% (Cost: $8,057,298)	8,057,737
	Total Investments — 171.1% (Cost: $1,282,859,069)	1,279,897,505
	Liabilities in Excess of Other Assets — (1.2)%	(8,592,459)
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.3)%	(167,108,356)
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (47.6)%	(356,182,133)
	Net Assets Applicable to Common Shares — 100.0%	$ 748,014,557

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	When-issued security.
(f)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on June 1, 2032, is $6,233,237. See Note 4 of the Notes to
Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Quality Fund III, Inc. (MYI)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 10,785,305	$ —	$ (2,727,568)(a)	$ 422	$ (422)	$ 8,057,737	8,056,931	$ 418,557	$ —

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 971,569,139	$ —	$ 971,569,139
Municipal Bonds Transferred to Tender Option Bond Trusts	—	300,270,629	—	300,270,629
Short-Term Securities
Money Market Funds	8,057,737	—	—	8,057,737
	$8,057,737	$1,271,839,768	$—	$1,279,897,505
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(166,265,062)	$—	$(166,265,062)
VRDP Shares at Liquidation Value	—	(356,400,000)	—	(356,400,000)
	$—	$(522,665,062)	$—	$(522,665,062)
Schedule of Investments

Statements of Assets and Liabilities
July 31, 2025

	BTA	MUA	MYD	MQY
ASSETS
Investments, at value — unaffiliated(a)	$ 205,818,027	$ 597,569,907	$ 832,011,754	$ 1,394,262,711
Investments, at value — affiliated(b)	3,119,565	2,459,847	8,037,512	26,665,508
Receivables:
Investments sold	236,176	892,009	3,085,632	2,683,350
Dividends — affiliated	2,757	12,307	23,587	45,855
Interest — unaffiliated	2,305,818	6,589,093	9,150,849	14,543,365
Unrealized appreciation on unfunded commitments	—	1,856,076	—	—
Prepaid expenses	154,930	377,748	273,332	724,729
Total assets	211,637,273	609,756,987	852,582,666	1,438,925,518
ACCRUED LIABILITIES
Bank overdraft	2,094	5,377	—	7,147
Payables:
Investments purchased	683,626	1,974,369	8,237,756	5,998,345
Accounting services fees	14,515	49,725	61,205	84,798
Custodian fees	1,781	4,057	5,533	7,780
Income dividend distributions — Common Shares	16,961	130,117	126,641	254,174
Interest expense and fees	26,970	96,744	634,168	674,588
Investment advisory fees	109,330	284,315	356,609	606,539
Directors’ and Officer’s fees	27,527	2,701	341,570	325,995
Other accrued expenses	59,262	129,797	179,551	335,705
Professional fees	20,142	46,994	29,386	22,927
Reorganization costs	288,406	129,740	291,447	448,724
Transfer agent fees	9,639	21,258	18,114	28,055
Total accrued liabilities	1,260,253	2,875,194	10,281,980	8,794,777
OTHER LIABILITIES
TOB Trust Certificates	6,990,013	18,552,437	96,564,984	136,211,748
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	75,704,973	174,945,472	251,162,644	449,458,272
Total other liabilities	82,694,986	193,497,909	347,727,628	585,670,020
Total liabilities	83,955,239	196,373,103	358,009,608	594,464,797
Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 127,682,034	$ 413,383,884	$ 494,573,058	$ 844,460,721
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$ 152,960,222	$ 505,245,475	$ 599,278,092	$ 1,003,471,942
Accumulated loss	(25,278,188)	(91,861,591)	(104,705,034)	(159,011,221)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 127,682,034	$ 413,383,884	$ 494,573,058	$ 844,460,721
Net asset value per Common Share	$ 9.50	$ 10.74	$ 10.81	$ 11.76
(a) Investments, at cost—unaffiliated	$217,424,298	$642,135,347	$843,256,060	$1,407,736,843
(b) Investments, at cost—affiliated	$3,119,562	$2,459,847	$8,037,339	$26,665,167
(c) Preferred Shares outstanding	760	1,750	2,514	4,503
(d) Preferred Shares authorized	Unlimited	1,750	2,514	16,755
(e) Par value per Preferred Share	$0.001	$0.10	$0.10	$0.10
(f) Common Shares outstanding	13,439,892	38,478,279	45,733,511	71,833,617
(g) Common Shares authorized	Unlimited	199,998,250	199,997,486	199,983,245
(h) Par value per Common Share	$0.001	$0.10	$0.10	$0.10
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Assets and Liabilities  (continued)
July 31, 2025

MYI
ASSETS
Investments, at value — unaffiliated(a)	$ 1,271,839,768
Investments, at value — affiliated(b)	8,057,737
Cash	3,478,427
Receivables:
Investments sold	11,825,042
Dividends — affiliated	18,837
Interest — unaffiliated	13,651,758
Prepaid expenses	310,281
Total assets	1,309,181,850
ACCRUED LIABILITIES
Payables:
Investments purchased	27,622,864
TOB Trust	8,586,801
Accounting services fees	79,887
Custodian fees	6,535
Income dividend distributions — Common Shares	232,042
Interest expense and fees	843,294
Investment advisory fees	539,546
Directors’ and Officer’s fees	495,645
Other accrued expenses	9,783
Professional fees	38,038
Reorganization costs	250,198
Transfer agent fees	15,465
Total accrued liabilities	38,720,098
OTHER LIABILITIES
TOB Trust Certificates	166,265,062
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	356,182,133
Total other liabilities	522,447,195
Total liabilities	561,167,293
Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 748,014,557
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$ 847,103,650
Accumulated loss	(99,089,093)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 748,014,557
Net asset value per Common Share	$ 11.25
(a) Investments, at cost—unaffiliated	$1,274,801,771
(b) Investments, at cost—affiliated	$8,057,298
(c) Preferred Shares outstanding	3,564
(d) Preferred Shares authorized	26,364
(e) Par value per Preferred Share	$0.10
(f) Common Shares outstanding	66,467,251
(g) Common Shares authorized	199,973,636
(h) Par value per Common Share	$0.10
See notes to financial statements.
Financial Statements

Statements of Operations
Year Ended July 31, 2025

	BTA	MUA	MYD	MQY
INVESTMENT INCOME
Dividends — affiliated	$47,023	$163,009	$398,730	$743,566
Interest — unaffiliated	11,134,501	32,125,425	40,157,721	66,660,834
Total investment income	11,181,524	32,288,434	40,556,451	67,404,400
EXPENSES
Investment advisory	1,388,384	3,467,900	4,342,894	7,281,740
Liquidity fees	386,714	1,283,608	1,284,119	3,559,074
Reorganization	334,237	598,588	475,940	488,928
Professional	77,643	131,263	92,316	125,171
Remarketing fees on Preferred Shares	56,325	174,800	186,317	337,440
Transfer agent	33,422	54,236	80,818	115,841
Accounting services	28,441	98,440	121,102	167,464
Directors and Officer	12,270	28,048	62,160	82,863
Registration	8,576	13,522	15,992	25,157
Custodian	2,696	5,223	7,204	12,562
Printing and postage	635	6,286	3,792	3,751
Offering	—	12,866	—	—
Miscellaneous	55,485	196,382	74,437	85,180
Total expenses excluding interest expense, fees and amortization of offering costs	2,384,828	6,071,162	6,747,091	12,285,171
Interest expense, fees and amortization of offering costs(a)	2,758,499	5,825,411	11,149,598	17,090,360
Total expenses	5,143,327	11,896,573	17,896,689	29,375,531
Less: Fees waived and/or reimbursed by the Manager	(1,782)	(429,570)	(233,392)	(224,953)
Total expenses after fees waived and/or reimbursed	5,141,545	11,467,003	17,663,297	29,150,578
Net investment income	6,039,979	20,821,431	22,893,154	38,253,822
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(685,632)	(4,852,064)	(8,690,127)	(19,715,195)
Investments — affiliated	47	1,104	—	202
Futures contracts	—	—	(1,403,948)	(2,691,276)
Payment by affiliate	4,063	—	—	—
	(681,522)	(4,850,960)	(10,094,075)	(22,406,269)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(14,043,350)	(32,833,061)	(44,199,732)	(70,947,396)
Investments — affiliated	(47)	(1,104)	1	(201)
Futures contracts	—	—	709,550	1,147,764
Unfunded commitments	—	(1,501,165)	—	—
	(14,043,397)	(34,335,330)	(43,490,181)	(69,799,833)
Net realized and unrealized loss	(14,724,919)	(39,186,290)	(53,584,256)	(92,206,102)
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(8,684,940)	$(18,364,859)	$(30,691,102)	$(53,952,280)
(a) Related to TOB Trusts and/or VRDP Shares.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Operations  (continued)
Year Ended July 31, 2025

MYI
INVESTMENT INCOME
Dividends — affiliated	$418,557
Interest — unaffiliated	59,370,687
Total investment income	59,789,244
EXPENSES
Investment advisory	6,560,410
Reorganization	252,066
Accounting services	157,655
Transfer agent	103,316
Professional	102,990
Directors and Officer	91,075
Registration	23,245
Printing and postage	12,002
Custodian	10,513
Miscellaneous	78,777
Total expenses excluding interest expense, fees and amortization of offering costs	7,392,049
Interest expense, fees and amortization of offering costs(a)	18,935,710
Total expenses	26,327,759
Less: Fees waived and/or reimbursed by the Manager	(422,312)
Total expenses after fees waived and/or reimbursed	25,905,447
Net investment income	33,883,797
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(17,088,454)
Investments — affiliated	422
(17,088,032)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(56,607,718)
Investments — affiliated	(422)
(56,608,140)
Net realized and unrealized loss	(73,696,172)
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(39,812,375)
(a) Related to TOB Trusts and/or VRDP Shares.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets

	BTA		MUA
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/25	Year Ended 07/31/24

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$6,039,979	$5,500,586	$20,821,431	$19,062,245
Net realized loss	(681,522)	(3,174,024)	(4,850,960)	(7,205,538)
Net change in unrealized appreciation (depreciation)	(14,043,397)	9,600,909	(34,335,330)	34,287,730
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(8,684,940)	11,927,471	(18,364,859)	46,144,437
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(5,992,890)	(5,984,962)	(19,613,908)	(20,323,141)
Return of capital	(1,829,127)	(1,041,279)	(6,008,533)	(3,070,135)
Decrease in net assets resulting from distributions to Common Shareholders	(7,822,017)	(7,026,241)	(25,622,441)	(23,393,276)
CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	388,589	—
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	—	(1,967,553)
Net increase (decrease) in net assets derived from capital share transactions	—	—	388,589	(1,967,553)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(16,506,957)	4,901,230	(43,598,711)	20,783,608
Beginning of year	144,188,991	139,287,761	456,982,595	436,198,987
End of year	$127,682,034	$144,188,991	$413,383,884	$456,982,595

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets (continued)

	MYD		MQY
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/25	Year Ended 07/31/24

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$22,893,154	$21,075,328	$38,253,822	$36,271,587
Net realized loss	(10,094,075)	(21,004,028)	(22,406,269)	(32,894,509)
Net change in unrealized appreciation (depreciation)	(43,490,181)	23,857,595	(69,799,833)	39,136,710
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(30,691,102)	23,928,895	(53,952,280)	42,513,788
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(20,556,835)	(23,370,610)	(34,416,057)	(40,219,409)
Return of capital	(9,169,947)	(2,584,211)	(15,580,140)	(5,711,984)
Decrease in net assets resulting from distributions to Common Shareholders	(29,726,782)	(25,954,821)	(49,996,197)	(45,931,393)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(6,452,972)	—	(8,490,029)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(60,417,884)	(8,478,898)	(103,948,477)	(11,907,634)
Beginning of year	554,990,942	563,469,840	948,409,198	960,316,832
End of year	$494,573,058	$554,990,942	$844,460,721	$948,409,198

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets (continued)

	MYI
	Year Ended 07/31/25	Year Ended 07/31/24

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$33,883,797	$30,745,740
Net realized loss	(17,088,032)	(14,519,065)
Net change in unrealized appreciation (depreciation)	(56,608,140)	22,145,941
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(39,812,375)	38,372,616
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(30,405,458)	(34,333,732)
Return of capital	(13,861,731)	(6,058,522)
Decrease in net assets resulting from distributions to Common Shareholders	(44,267,189)	(40,392,254)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(10,490,104)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(84,079,564)	(12,509,742)
Beginning of year	832,094,121	844,603,863
End of year	$748,014,557	$832,094,121

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Cash Flows
Year Ended July 31, 2025

	BTA	MUA	MYD	MQY
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(8,684,940)	$(18,364,859)	$(30,691,102)	$(53,952,280)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	74,990,501	202,328,300	331,057,795	698,942,051
Purchases of long-term investments	(73,658,856)	(217,054,204)	(373,433,511)	(742,587,135)
Net proceeds from sales (purchases) of short-term securities	53,555	10,286,629	8,513,468	(8,912,195)
Amortization of premium and accretion of discount on investments and other fees	(877,446)	(3,371,158)	(1,369,960)	(3,109,658)
Net realized loss on investments	699,460	4,857,916	8,761,593	19,714,993
Net unrealized depreciation on investments	14,043,397	34,335,330	44,199,731	70,947,597
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	6,347	9,724	7,548	(11,126)
Interest — unaffiliated	(81,807)	(148,378)	(716,022)	(649,881)
Prepaid expenses	(112,628)	86,266	(223,627)	(335,780)
Deferred offering costs.	—	11,866	—	—
Increase (Decrease) in Liabilities
Payables
Accounting services fees	6,721	24,481	29,493	40,198
Custodian fees	1,116	2,080	3,184	3,828
Interest expense and fees	(2,583)	58,251	(29,501)	122,687
Investment advisory fees	(11,670)	(10,079)	(4,950)	(3,885)
Directors’ and Officer’s fees	2,362	(221)	6,366	25,260
Other accrued expenses	44,840	(12,233)	162,251	(9,167)
Professional fees	(14,739)	19,021	(24,026)	(10,060)
Reorganization costs	288,406	129,740	291,447	448,724
Transfer agent fees	1,261	(5,097)	(8,396)	(11,817)
Variation margin on futures contracts	—	—	(170,815)	(271,820)
Net cash provided by (used for) operating activities	6,693,297	13,183,375	(13,639,034)	(19,619,466)
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(8,389,691)	(27,237,484)	(32,001,150)	(53,908,373)
Repayments of TOB Trust Certificates	(2,979,349)	(5,340,000)	(48,173,090)	(45,470,746)
Proceeds from TOB Trust Certificates	4,655,767	19,392,437	93,399,982	118,027,964
Decrease in bank overdraft	(772)	(3,797)	(151,072)	(8,982)
Amortization of deferred offering costs	20,748	5,469	26,364	83,603
Net cash provided by (used for) for financing activities	(6,693,297)	(13,183,375)	13,101,034	18,723,466
CASH
Net decrease in restricted and unrestricted cash	—	—	(538,000)	(896,000)
Restricted and unrestricted cash at beginning of year	—	—	538,000	896,000
Restricted and unrestricted cash at end of year	$—	$—	$—	$—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$2,740,334	$5,761,691	$11,152,735	$16,884,070
NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$—	$388,589	$—	$—
See notes to financial statements.
Financial Statements

Statements of Cash Flows  (continued)
Year Ended July 31, 2025

MYI
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(39,812,375)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	589,032,760
Purchases of long-term investments	(611,896,827)
Net proceeds from sales of short-term securities	2,727,568
Amortization of premium and accretion of discount on investments and other fees	(2,417,335)
Net realized loss on investments	17,088,032
Net unrealized depreciation on investments	56,608,140
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	13,069
Interest — unaffiliated	106,881
Prepaid expenses	35,172
Increase (Decrease) in Liabilities
Payables
Accounting services fees	38,125
Custodian fees	3,377
Interest expense and fees	(303,786)
Investment advisory fees	44,248
Directors’ and Officer’s fees	10,052
Other accrued expenses	857
Professional fees	(15,746)
Reorganization costs	250,198
Transfer agent fees	(11,714)
Net cash provided by operating activities	11,500,696
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(47,724,079)
Repayments of TOB Trust Certificates	(42,164,501)
Proceeds from TOB Trust Certificates	81,851,382
Decrease in bank overdraft	(14,535)
Amortization of deferred offering costs	29,464
Net cash used for financing activities	(8,022,269)
CASH
Net increase in restricted and unrestricted cash	3,478,427
Restricted and unrestricted cash at beginning of year	—
Restricted and unrestricted cash at end of year	$3,478,427
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$19,210,032
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$3,478,427
$3,478,427
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights
(For a share outstanding throughout each period)

	BTA
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21

Net asset value, beginning of period	$10.73	$10.36	$11.17	$11.10	$13.31	$11.20
Net investment income(a)	0.45	0.41	0.46	0.15	0.65	0.67
Net realized and unrealized gain (loss)	(1.10)	0.48	(0.71)	0.08	(2.21)	2.05
Net increase (decrease) from investment operations	(0.65)	0.89	(0.25)	0.23	(1.56)	2.72
Distributions to Common Shareholders(b)
From net investment income	(0.44)	(0.44)	(0.54)	(0.16)	(0.65)	(0.61)
Return of capital	(0.14)	(0.08)	(0.02)	—	—	—
Total distributions to Common Shareholders	(0.58)	(0.52)	(0.56)	(0.16)	(0.65)	(0.61)
Net asset value, end of period	$9.50	$10.73	$10.36	$11.17	$11.10	$13.31
Market price, end of period	$8.86	$10.41	$9.71	$12.10	$10.43	$13.20
Total Return Applicable to Common Shareholders(c)
Based on net asset value	(6.06)%(d)	9.17%	(1.84)%	2.11%(e)	(12.33)%	24.80%
Based on market price	(9.70)%	13.01%	(15.07)%	17.71%(e)	(16.93)%	26.94%
Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	3.70%(g)	3.83%	3.50%	2.31%(h)(i)	1.72%	1.73%
Total expenses after fees waived and/or reimbursed	3.70%(g)	3.81%	3.49%	2.31%(h)(i)	1.72%	1.73%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(j)(k)	1.48%	1.19%	1.17%	1.16%(h)(i)	1.15%	1.14%
Net investment income to Common Shareholders	4.35%	4.01%	4.47%	5.49%(i)	4.95%	5.32%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$127,682	$144,189	$139,288	$150,113	$149,157	$178,752
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$76,000	$76,000	$76,000	$76,000	$76,000	$76,000
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$253,852 (l)	$277,323 (l)	$260,549 (l)	$239,633 (l)	$296,259 (m)	$335,200 (m)
TOB Trust Certificates, end of period (000)	$6,990	$5,314	$10,757	$31,506	$31,735	$38,607
Asset coverage per $1,000 of TOB Trust Certificates, end of period(n)	$30,097	$42,376	$20,983	$8,166	N/A	N/A
Portfolio turnover rate	31%	22%	20%	8%	17%	27%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.46% and 3.46%, respectively.
(h)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.40%, 2.39% and 1.24%,respectively.

(i)	Annualized.
(j)	Interest expense and fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details
(k)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21

Expense ratios	1.16%	1.18%	1.16%	1.15%	1.14%	1.13%

(l)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(m)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)
(n)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MUA
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21

Net asset value, beginning of period	$11.89	$11.28	$12.53	$12.42	$14.77	$12.83
Net investment income(a)	0.54	0.50	0.50	0.15	0.57	0.62
Net realized and unrealized gain (loss)	(1.02)	0.72	(1.04)	0.10	(2.20)	1.96
Net increase (decrease) from investment operations	(0.48)	1.22	(0.54)	0.25	(1.63)	2.58
Distributions to Common Shareholders(b)
From net investment income	(0.51)	(0.53)	(0.50)	(0.14)	(0.58)	(0.64)
From net realized gain	—	—	(0.18)	—	(0.14)	—
Return of capital	(0.16)	(0.08)	(0.03)	—	—	—
Total distributions to Common Shareholders	(0.67)	(0.61)	(0.71)	(0.14)	(0.72)	(0.64)
Net asset value, end of period	$10.74	$11.89	$11.28	$12.53	$12.42	$14.77
Market price, end of period	$10.36	$11.52	$10.24	$12.55	$11.90	$15.26
Total Return Applicable to Common Shareholders(c)
Based on net asset value	(4.09)%	11.58%	(3.85)%	2.00%(d)	(11.63)%	20.41%
Based on market price	(4.52)%	19.09%	(12.86)%	6.63%(d)	(18.05)%	27.89%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	2.69%(f)	2.77%	2.58%	1.67%(g)(h)	0.98%	0.81%
Total expenses after fees waived and/or reimbursed	2.59%(f)	2.74%	2.57%	1.67%(g)(h)	0.98%	0.80%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(i)(j)	1.23%	0.97%	0.89%	0.88%(g)(h)	0.77%	0.71%
Net investment income to Common Shareholders	4.70%	4.41%	4.33%	4.75%(h)	3.90%	4.39%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$413,384	$456,983	$436,199	$481,717	$475,526	$552,373
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$175,000	$175,000	$175,000	$175,000	$175,000	$—
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$313,578 (k)	$354,586 (k)	$334,645	$321,536	$371,729 (l)	$—
TOB Trust Certificates, end of period (000)	$18,552	$4,500	$10,897	$42,444	$41,712	$68,781
Asset coverage per $1,000 of TOB Trust Certificates, end of period(m)	$32,712	$141,427	$57,083	$16,471	N/A	N/A
Portfolio turnover rate	33%	18%	21%	5%	24%	19%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 2.55% and 2.45%, respectively.
(g)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.69%, 1.69% and 0.90%,respectively.

(h)	Annualized.
(i)	Interest expense and fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

Expense ratios	0.90%	0.86%	0.88%	0.88%	0.77%

(k)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(l)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)
(m)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MYD
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21

Net asset value, beginning of period	$12.14	$12.14	$12.73	$12.62	$15.26	$13.38
Net investment income(a)	0.50	0.46	0.46	0.14	0.64	0.69
Net realized and unrealized gain (loss)	(1.18)	0.11	(0.56)	0.12	(2.63)	1.86
Net increase (decrease) from investment operations	(0.68)	0.57	(0.10)	0.26	(1.99)	2.55
Distributions to Common Shareholders(b)
From net investment income	(0.45)	(0.51)	(0.42)	(0.15)	(0.65)	(0.67)
Return of capital	(0.20)	(0.06)	(0.07)	—	—	—
Total distributions to Common Shareholders	(0.65)	(0.57)	(0.49)	(0.15)	(0.65)	(0.67)
Net asset value, end of period	$10.81	$12.14	$12.14	$12.73	$12.62	$15.26
Market price, end of period	$9.91	$10.99	$10.50	$11.72	$11.43	$14.62
Total Return Applicable to Common Shareholders(c)
Based on net asset value	(5.39)%	5.50%	(0.08)%	2.21%(d)	(13.39)%	19.61%
Based on market price	(4.19)%	10.43%	(6.13)%	3.90%(d)	(18.13)%	24.76%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.36%(f)	3.18%	2.75%	1.87%(g)(h)	1.35%	1.36%
Total expenses after fees waived and/or reimbursed	3.31%(f)	3.15%	2.75%	1.87%(g)(h)	1.35%	1.36%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(i)(j)	1.16%	0.83%	0.85%	0.89%(g)(h)	0.86%	0.87%
Net investment income to Common Shareholders	4.29%	3.87%	3.86%	4.47%(h)	4.26%	4.66%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$494,573	$554,991	$563,470	$597,369	$592,131	$715,876
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$251,400	$251,400	$251,400	$251,400	$251,400	$251,400
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$242,133 (k)	$283,324 (k)	$310,951 (k)	$262,525 (k)	$335,533 (l)	$384,756 (l)
TOB Trust Certificates, end of period (000)	$96,565	$51,338	$15,710	$116,156	$137,078	$145,316
Asset coverage per $1,000 of TOB Trust Certificates, end of period(m)	$8,723	$16,702	$52,852	$8,305	N/A	N/A
Portfolio turnover rate	39%	43%	46%	4%	14%	14%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.27% and 3.22%, respectively.
(g)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.89%, 1.89% and 0.91%, respectively.

(h)	Annualized.
(i)	Interest expense and fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21

Expense ratios	0.88%	0.82%	0.84%	0.88%	0.85%	0.86%

(k)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(l)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)
(m)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MQY
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21

Net asset value, beginning of period	$13.20	$13.22	$13.89	$13.74	$16.57	$14.79
Net investment income(a)	0.53	0.50	0.54	0.16	0.72	0.75
Net realized and unrealized gain (loss)	(1.27)	0.12	(0.64)	0.17	(2.79)	1.80
Net increase (decrease) from investment operations	(0.74)	0.62	(0.10)	0.33	(2.07)	2.55
Distributions to Common Shareholders(b)
From net investment income	(0.48)	(0.56)	(0.51)	(0.18)	(0.76)	(0.77)
Return of capital	(0.22)	(0.08)	(0.06)	—	—	—
Total distributions to Common Shareholders	(0.70)	(0.64)	(0.57)	(0.18)	(0.76)	(0.77)
Net asset value, end of period	$11.76	$13.20	$13.22	$13.89	$13.74	$16.57
Market price, end of period	$10.96	$12.39	$11.86	$13.12	$12.80	$15.92
Total Return Applicable to Common Shareholders(c)
Based on net asset value	(5.56)%	5.38%(d)	(0.11)%	2.44%(e)	(12.93)%	17.56%
Based on market price	(6.23)%	10.25%	(5.12)%	3.86%(e)	(15.58)%	20.35%
Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	3.23%(g)	3.20%	2.85%	1.90%(h)(i)	1.33%	1.48%(j)
Total expenses after fees waived and/or reimbursed	3.20%(g)	3.17%	2.85%	1.90%(h)(i)	1.33%	1.47%(j)
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(k)(l)	1.27%	0.88%	0.86%	0.89%(h)(i)	0.85%	0.90%
Net investment income to Common Shareholders	4.20%	3.90%	4.11%	4.84%(i)	4.45%	4.64%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$844,461	$948,409	$960,317	$1,017,461	$1,006,613	$1,212,632
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$450,300	$450,300	$450,300	$450,300	$450,300	$450,300
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$243,980 (m)	$284,531 (m)	$289,952 (m)	$253,932 (m)	$323,543 (n)	$369,294 (n)
TOB Trust Certificates, end of period (000)	$136,212	$63,655	$55,257	$210,679	$230,928	$268,075
Asset coverage per $1,000 of TOB Trust Certificates, end of period(o)	$10,499	$22,959	$26,527	$7,966	N/A	N/A
Portfolio turnover rate	49%	39%	37%	8%	17%	8%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.17% and 3.15%, respectively.
(h)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.92%, 1.92% and 0.92%,respectively.

(i)	Annualized.
(j)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.42% and 1.41%, respectively.
(k)	Interest expense and fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details
(l)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21

Expense ratios	0.84%	0.82%	0.86%	0.89%	0.85%	0.94%

(m)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)
(n)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(o)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MYI
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21

Net asset value, beginning of year	$12.52	$12.51	$13.04	$15.64	$15.03
Net investment income(a)	0.51	0.46	0.47	0.60	0.64
Net realized and unrealized gain (loss)	(1.11)	0.16	(0.49)	(2.58)	0.57
Net increase (decrease) from investment operations	(0.60)	0.62	(0.02)	(1.98)	1.21
Distributions to Common Shareholders(b)
From net investment income	(0.46)	(0.52)	(0.51)	(0.62)	(0.60)
Return of capital	(0.21)	(0.09)	(0.00)(c)	—	—
Total distributions to Common Shareholders	(0.67)	(0.61)	(0.51)	(0.62)	(0.60)
Net asset value, end of year	$11.25	$12.52	$12.51	$13.04	$15.64
Market price, end of year	$10.38	$11.37	$11.13	$12.24	$15.12
Total Return Applicable to Common Shareholders(d)
Based on net asset value	(4.60)%	5.73%	0.48%	(12.66)%	8.55%
Based on market price	(3.07)%	7.92%	(4.76)%	(15.20)%	16.40%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.28%(f)	3.48%	3.15%	1.55%	1.37%
Total expenses after fees waived and/or reimbursed	3.23%(f)	3.43%	3.15%	1.55%	1.37%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(g)(h)	0.84%	0.83%	0.89%	1.14%	1.15%
Net investment income to Common Shareholders	4.23%	3.75%	3.80%	4.18%	4.22%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$748,015	$832,094	$844,604	$888,808	$1,066,013
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$356,400	$356,400	$356,400	$356,400	$356,400
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$243,115 (i)	$269,274 (i)	$260,885 (i)	$248,593 (i)	$399,106 (j)
TOB Trust Certificates, end of year (000)	$166,265	$135,165	$168,574	$241,747	$239,177
Asset coverage per $1,000 of TOB Trust Certificates, end of year(k)	$7,641	$9,791	$8,123	$6,150	N/A
Portfolio turnover rate	46%	24%	49%	15%	5%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is less than $0.005 per share.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.25% and 3.20%, respectively.
(g)	Interest expense and fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details
(h)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21

Expense ratios	0.84%	0.83%	0.89%	0.86%	0.85%

(i)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(j)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Notes to Financial Statements

1.
ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:
Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Long-Term Municipal Advantage Trust	BTA	Delaware	Diversified
BlackRock MuniAssets Fund, Inc.	MUA	Maryland	Diversified
BlackRock MuniYield Fund, Inc.	MYD	Maryland	Diversified
BlackRock MuniYield Quality Fund, Inc.	MQY	Maryland	Diversified
BlackRock MuniYield Quality Fund III, Inc.	MYI	Maryland	Diversified
The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
On January 20, 2025, the Board approved the reorganization of BTA into MUA, with MUA continuing as the surviving Fund. Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the fourth quarter of 2025.
On January 20, 2025, the Board of Directors of each of BlackRock Investment Quality Municipal Trust, Inc.(BKN), BlackRock MuniYield Quality Fund II, Inc.(MQT), MYD and MQY each approved the reorganziation of BKN, MQT and MYD into MQY with MQY continuing as the surviving Fund. Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur during the fourth quarter of 2025.
On June 6, 2025, the Board of Directors of each of BlackRock Virginia Municipal Bond Trust (BHV), BlackRock MuniYield Pennsylvania Quality Fund (MPA) and MQY each approved the reorganization of BHV, MPA into MQY with MQY continuing as the surviving Fund. Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur during the fourth quarter of 2025.
On June 6, 2025, the Board of Directors of each of BlackRock MuniVest Fund, Inc. (MVF), BlackRock MuniVest Fund II, Inc. (MVT) and BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) and MYI each approved the reorganization of MVF, MVT and MIY into MYI with MYI continuing as the surviving Fund. Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur during the fourth quarter of 2025.
The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions from net investment income are declared and paid monthly.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Distributions to Preferred Shareholders are accrued and determined as described in Note 10.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each  Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.
Other:  Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges.
Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.
The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in their prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Funds’ financial statements.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  Each Fund ’s investments are valued at fair value (also referred to as “market value” within the  financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
•Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.
•Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a fund. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Notes to Financial Statements

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs:
(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers
(ii) recapitalizations and other transactions across the capital structure
(iii) market or relevant indices multiples of comparable issuers
(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks
(v) quoted prices for similar investments or assets in active markets
(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates
(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics
(viii) relevant market news and other public sources.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing a market approach to determine the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
Private Companies are not subject to public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Certain information made available by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Funds to make future cash payments. An unfunded

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations.  As of period end, the Funds had the following unfunded commitments:
Fund Name	Investment Name	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
MUA	Puerto Rico Electric Power Authority, Series B-1	$3,579,629	$ 3,579,629	$3,795,800	$ 216,171
	Puerto Rico Electric Power Authority, Series B-2	17,327,946	17,327,946	18,967,851	1,639,905
					$ 1,856,076
Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.
TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.
The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.
While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MUA, MYD, MQY and MYI management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.
Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.
Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration,  trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations.  Amounts recorded within interest expense fees and amortization of offering costs in the Statements of Operations are:
Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BTA	$ 209,174	$ 26,266	$ 10,617	$ 246,057
MUA	357,826	50,731	14,335	422,892
MYD	2,438,836	326,886	112,105	2,877,827
MQY	2,735,717	362,346	132,604	3,230,667
MYI	4,520,995	576,276	174,399	5,271,670
Notes to Financial Statements

Notes to Financial Statements  (continued)

For the year ended July 31, 2025, the following table is a summary of each Fund’s TOB Trusts:
Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BTA	$ 12,235,168	$ 6,990,013	2.34% — 2.59%	$ 6,981,298	3.52%
MUA	26,942,678	18,552,437	2.32 — 2.45	12,720,868	3.32
MYD	139,230,604	96,564,984	2.32 — 2.41	85,093,227	3.38
MQY	220,709,968	136,211,748	2.31 — 2.41	96,753,914	3.34
MYI	300,270,629	166,265,062	2.29 — 2.44	155,155,101	3.40

(a)
The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB
Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)
TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB
Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity
Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”).
As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at July 31, 2025, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at July 31, 2025.

5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”).  Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the  Manager, the Funds’ investment adviser and an indirect, majority-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.
For such services, each Fund, except BTA, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:
	MUA	MYD	MQY	MYI
Investment advisory fees	0.55%	0.50%	0.50%	0.50%
For such services, BTA pays the Manager a monthly fee of 1.00% at an annual rate equal to a percentage of the average weekly value of the Fund’s net assets.
For purposes of calculating these fees, with respect to each Fund other than BTA, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

For purposes of calculating this fees, with respect to BTA, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares).
Distribution Fees: MUA had entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of MUA common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”); however, as of August 26, 2024, the Fund is no longer actively engaged in a Shelf Offering and has no effective registration statement or current prospectus and the Distribution Agreement with the Fund has been terminated.
Expense  Waivers and Reimbursements:  With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2027. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2025, the amounts waived were as follows:
Fund Name	Fees Waived and/or Reimbursed by the Manager
BTA	$ 1,782
MUA	6,171
MYD	14,586
MQY	27,202
MYI	15,374
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2027. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended July 31, 2025, there were no fees waived by the Manager pursuant to this arrangement.
With respect to each Fund (except BTA), the Manager voluntarily agreed to waive a portion of its investment advisory fee attributable to each Fund’s outstanding preferred shares for each month in which the monthly dividend on Fund’s preferred shares exceeds the calculated value of the Fund’s gross monthly income attributable to investments from the proceeds of preferred shares. (determined by multiplying the Fund’s gross monthly income by the ratio of (i) the liquidation preference of any outstanding preferred shares to (ii) total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). This voluntary waiver may be reduced or discontinued at any time without notice. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2025, the amounts waived were as follows:
Fund Name	Fees Waived and/or Reimbursed by the Manager
MUA	$ —
MYD	72,914
MQY	197,751
MYI	406,938
The Manager reimbursed MUA and MYD $423,399 and $145,892 respectively, for reorganization costs.
Directors and Officers:  Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.
Other Transactions:  During the year ended July 31, 2025, BTA recorded a reimbursement of $4,063 from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating event.
7.
 PURCHASES AND SALES
For the year ended July 31, 2025, purchases and sales of investments including paydowns/payups , excluding short-term securities, were as follows:
Fund Name	Purchases	Sales
BTA	$ 68,796,232	$ 75,211,302
MUA	202,823,345	202,736,390
MYD	380,302,947	333,992,808
MQY	741,415,446	699,358,301
MYI	635,924,528	599,497,945
8.
INCOME TAX INFORMATION
It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Notes to Financial Statements

Notes to Financial Statements  (continued)

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:
Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
BTA	$ (352,077)	$ 352,077
MUA	(191,527)	191,527
MYD	(354,111)	354,111
MQY	(552,295)	552,295
MYI	(278,965)	278,965
The tax character of distributions paid was as follows:
Fund Name	Year Ended 07/31/25	Year Ended 07/31/24
BTA
Tax-exempt income	$ 8,270,269	$ 9,284,761
Ordinary income	214,315	22,564
Return of capital	1,829,127	1,041,279
	$ 10,313,711	$ 10,348,604
MUA
Tax-exempt income	$ 23,858,081	$ 27,294,562
Ordinary income	1,152,877	455,776
Return of capital	6,008,533	3,070,135
	$ 31,019,491	$ 30,820,473
MYD
Tax-exempt income	$ 28,784,355	$ 34,323,276
Ordinary income	17,887	32,694
Return of capital	9,169,947	2,584,211
	$ 37,972,189	$ 36,940,181
MQY
Tax-exempt income	$ 48,097,410	$ 58,978,741
Ordinary income	94,736	68,011
Return of capital	15,580,140	5,711,984
	$ 63,772,286	$ 64,758,736
MYI
Tax-exempt income	$ 43,973,992	$ 49,982,149
Ordinary income	66,042	3,696
Return of capital	13,861,731	6,058,522
	$ 57,901,765	$ 56,044,367

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

As of July 31, 2025, the tax components of accumulated earnings (loss) were as follows:
Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
BTA	$ (13,678,811)	$ (11,599,377)	$ (25,278,188)
MUA	(49,331,372)	(42,530,219)	(91,861,591)
MYD	(92,078,073)	(12,626,961)	(104,705,034)
MQY	(144,782,632)	(14,228,589)	(159,011,221)
MYI	(95,566,650)	(3,522,443)	(99,089,093)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums on fixed income securities, treatment of residual interests in tender option bond trusts, the accrual of income on securities in default and the deferral of compensation to directors.

As of July 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BTA	$ 213,520,390	$ 2,820,133	$ (14,392,944)	$ (11,572,811)
MUA	625,863,612	11,646,411	(54,176,630)	(42,530,219)
MYD	755,474,933	15,982,905	(27,973,556)	(11,990,651)
MQY	1,298,548,767	27,286,297	(41,118,593)	(13,832,296)
MYI	1,116,662,097	27,933,489	(30,963,143)	(3,029,654)
9.
PRINCIPAL RISKS
In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.
The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.
A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.
As short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.
The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.
Illiquidity Risk: Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk
Notes to Financial Statements

Notes to Financial Statements  (continued)

that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Valuation Risk: The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.
Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.
The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Funds’ performance.
The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

10.
 CAPITAL SHARE TRANSACTIONS
Each Fund, except for BTA, is authorized to issue 200 million shares, all of which were initially classified as Common Shares. BTA is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10, except for BTA, which is $0.001. The par value for each Fund’s Preferred Shares outstanding is $0.10, except for BTA, which is $0.001. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
Common Shares
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:
	Year Ended
Fund Name	07/31/25	07/31/24
MUA	32,344	—
For the year ended July 31, 2025, shares issued and outstanding remained constant for all Funds except MUA. For the year ended July 31, 2024, shares issued and outstanding remained constant for BTA.
The Funds participated in an open market share repurchase program (the “Repurchase Program”) through November 30, 2024. From December 1, 2023 through November 30, 2024, each Fund could repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2023, subject to certain conditions. The Repurchase Program had an accretive effect as shares were purchased at a discount to the Fund’s NAV. The Repurchase Program expired on November 30, 2024 and was not renewed.  For the period ended November 30, 2024, each Fund did not repurchase any shares.
The total cost of the shares repurchased is reflected in each Fund’ s Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs, were as follows:
	MUA
	Shares	Amounts
Year Ended July 31, 2025	—	$ —
Year Ended July 31, 2024	217,660	1,967,553

	MYD
	Shares	Amounts
Year Ended July 31, 2025	—	$ —
Year Ended July 31, 2024	676,815	6,452,972

	MQY
	Shares	Amounts
Year Ended July 31, 2025	—	$ —
Year Ended July 31, 2024	799,712	8,490,029

	MYI
	Shares	Amounts
Year Ended July 31, 2025	—	$ —
Year Ended July 31, 2024	1,038,509	10,490,104
MUA had previously filed a prospectus with the SEC allowing it to issue an additional 5,500,000 Common Shares through a Shelf Offering. During the year ended July 31, 2025, MUA did not issue any Common Shares through its Shelf Offering. Effective August 26, 2024, MUA is no longer actively engaged in a Shelf Offering and has no effective registration statement or current prospectus for the sale of Common Shares.
Initial costs incurred by MUA in connection with its Shelf Offering were recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares were sold, a portion of the costs attributable to the shares sold were charged against paid-in-capital. Any remaining deferred charges at the end of the Shelf Offering period were charged to expense.
Preferred Shares
A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.
Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board,
Notes to Financial Statements

Notes to Financial Statements  (continued)

(ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.
VRDP Shares
The Funds (for purposes of this section, each a “VRDP Fund”) have issued Series W-7 VRDP Shares and MQY additionally issued Series W-7A VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:
Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BTA	10/29/15	760	$ 76,000,000	11/01/45
MUA	12/15/21	1,750	175,000,000	12/15/51
MYD	06/30/11	2,514	251,400,000	07/01/41
MQY	04/19/21	2,251	225,100,000	10/01/41
	06/05/24	2,252	225,200,000	06/01/54
MYI	05/19/11	3,564	356,400,000	06/01/41
Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.
Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.
Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:
	BTA	MUA	MYD	MQY	MYI
Expiration date	11/29/25	04/28/26	11/29/25	06/03/26	07/05/26
The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.
Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations.  During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.
Ratings: As of period end, the VRDP Shares were assigned the following ratings:
Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings	Moody’s Investors Service, Inc. Short-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings	S&P Global Short-Term Ratings
BTA	Aa2	P-1	N/A	A-1
MUA	Aa2	P-1	N/A	A-1
MYD	Aa1	P-1	AA	A-1
MQY	Aa1	P-1	AA	A-1
MYI	Aa1	N/A	AA	N/A
Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s and S&P Global Ratings. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. In October 2024, the S&P Global Ratings’ short-term ratings of the liquidity provider for the VRDP Shares (Series W-7) of MQY downgraded from A-1+ to A-1

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Special Rate Period:   A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced/are set to commence a special rate period:
Fund Name	Commencement Date	Expiration Date as of Period Ended 07/31/25
MYI	06/22/22	06/17/26
Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.
During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.
Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.
For the year ended July 31, 2025, the annualized dividend rate for the VRDP Shares were as follows:
	BTA	MUA	MYD	MQY	MYI
Dividend rates	3.28%	3.08%	3.28%	3.06%	3.83%
For the year ended July 31, 2025, VRDP Shares issued and outstanding of each VRDP Fund  remained constant.
Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement.  Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.
Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:
Fund Name	Dividends	Deferred Offering Costs Amortization
BTA	$ 2,491,694	$ 20,748
MUA	5,397,050	5,469
MYD	8,245,407	26,364
MQY	13,776,089	83,604
MYI	13,634,576	29,464
11.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’  financial statements was completed through the date the financial statements were issued and the following items were noted:
The Funds declared and paid or will pay distributions to Common Shareholders as follows:
Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BTA	08/01/25	08/15/25	09/02/25	$ 0.049500
	09/02/25	09/15/25	10/01/25	0.049500
MUA	08/01/25	08/15/25	09/02/25	0.055500
	09/02/25	09/15/25	10/01/25	0.055500
Notes to Financial Statements

Notes to Financial Statements  (continued)

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
MYD	08/01/25	08/15/25	09/02/25	$ 0.054500
	09/02/25	09/15/25	10/01/25	0.054500
MQY	08/01/25	08/15/25	09/02/25	0.058000
	09/02/25	09/15/25	10/01/25	0.058000
MYI	08/01/25	08/15/25	09/02/25	0.055500
	09/02/25	09/15/25	10/01/25	0.055500
The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:
	Preferred Shares(a)
Fund Name	Shares	Series	Declared
BTA	VRDP	W-7	$ 173,655
MUA	VRDP	W-7	399,863
MYD	VRDP	W-7	574,432
MQY	VRDP	W-7	514,338
	VRDP	W-7A	510,618
MYI	VRDP	W-7	1,061,193

(a)	Dividends declared for period August 1, 2025 to August 31, 2025.

2025 BlackRock Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees/Directors of BlackRock Long-Term Municipal Advantage Trust, BlackRock MuniAssets Fund, Inc., BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund III, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of BlackRock Long-Term Municipal Advantage Trust, BlackRock MuniAssets Fund, Inc., BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund III, Inc. (the “Funds”), including the schedules of investments, as of July 31, 2025, the related statements of operations and cash flows for the year then ended, statements of changes in net assets for the two years in the period then ended, financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the ”financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2025, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Financial Highlights
BlackRock Long-Term Municipal Advantage Trust, BlackRock MuniAssets Fund, Inc., BlackRock MuniYield Fund, Inc., and BlackRock MuniYield Quality Fund, Inc.	For each of the three years in the period ended July 31, 2025, for the period from May 1, 2022 through July 31, 2022, and for each of the two years in the period ended April 30, 2022
BlackRock MuniYield Quality Fund III, Inc.	For each of the five years in the period ended July 31, 2025
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2025, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 23, 2025
We have served as the auditor of one or more BlackRock investment companies since 1992.
Report of Independent Registered Public Accounting Firm

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended July 31, 2025:
Fund Name	Exempt-Interest Dividends
BTA	$ 8,854,904
MUA	25,991,830
MYD	31,185,364
MQY	52,263,760
MYI	47,662,924
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended July 31, 2025:
Fund Name	Interest Dividends
BTA	$ 214,315
MUA	1,152,877
MYD	17,887
MQY	94,736
MYI	66,042
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2025:
Fund Name	Interest- Related Dividends
BTA	$ 214,315
MUA	1,152,877
MYD	17,887
MQY	94,736
MYI	66,042

2025 BlackRock Annual Report to Shareholders

Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”), of BlackRock Long-Term Municipal Advantage Trust (“BTA”), BlackRock MuniAssets Fund, Inc. (“MUA”), BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”), and BlackRock MuniYield Quality Fund III, Inc. (“MYI”) (collectively, the “Funds” and each, a “Fund”) met on May 8, 2025 (the “May Meeting”) and June 5-6, 2025 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board Members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board Members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, as well as numerous ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also held the May Meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.
Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.
At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting, and such responses were reviewed by the Board Members.
At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.
Disclosure of Investment Advisory Agreements

Disclosure of Investment Advisory Agreements (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of certain trading, portfolio management, operations and/or information systems owned by BlackRock; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, registration statements in connection with MUA’s equity shelf program, and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board also considered the operation of BlackRock’s business continuity plans.
B.  The Investment Performance of each Fund
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. The Board was provided with Fund performance reporting and analysis, relative to applicable performance metrics, by BlackRock throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was also provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2024, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.
The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered BTA’s performance relative to BTA’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BTA generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BTA, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered MUA’s performance relative to MUA’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MUA generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MUA, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered MYD’s performance relative to MYD’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MYD generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MYD, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MYD’s underperformance relative to the Performance Metrics.
The Board reviewed and considered MQY’s performance relative to MQY’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MQY generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MQY, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered MYI’s performance relative to MYI’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MYI generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MYI, and that BlackRock has explained its rationale for this belief to the Board.

2025 BlackRock Annual Report to Shareholders

Disclosure of Investment Advisory Agreements (continued)

C.  Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund
The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board also noted that while it found the expense comparison provided by Broadridge generally useful, it recognized that the comparison is subject to Broadridge’s defined peer selection criteria and methodology. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2024 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized the limitations of calculating and comparing profitability at the individual fund level.
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of BlackRock’s technology business, BlackRock’s expense management, and the relative product mix. The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that BTA’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Expense Peers.
The Board noted that MUA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to MUA’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MUA’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that MYD’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to MYD’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MYD’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that MQY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to MQY’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MQY’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that MYI’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to MYI’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MYI’s gross monthly income attributable to investments from the proceeds of the preferred shares.
D.  Economies of Scale
The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit each Fund in a variety of ways as the assets of each Fund increase. The Board considered multiple factors, including the advisory fee rate and breakpoints, and fee waivers, as applicable. The Board considered each Fund’s asset levels and whether the current fee was appropriate.
Disclosure of Investment Advisory Agreements

Disclosure of Investment Advisory Agreements (continued)

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception. The Board noted that although MUA may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of MUA’s assets will occur primarily through the appreciation of its investment portfolio.
E.  Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock-advised funds; and efforts to reduce fund discounts, including continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.
Conclusion
At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2026. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since July 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
Effective September 12, 2024, BlackRock Long-Term Municipal Advantage Trust (BTA) added a policy that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The Fund also clarified that its policy of investing at least 80% of its assets in municipal bonds may not be changed without shareholder approval.
Effective September 12, 2024, BlackRock MuniAssets Fund, Inc. (MUA) added a policy that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
Effective September 12, 2024, BlackRock MuniYield Fund, Inc. (MYD) added a policy that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
Effective September 12, 2024, BlackRock MuniYield Quality Fund, Inc. (MQY) added a policy to invest at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment. BYM also added a policy that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities.
Effective September 12, 2024, BlackRock MuniYield Quality Fund III, Inc. (MYI) added a policy to invest at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment. BYM also added a policy that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities.
Investment Objectives and Policies
BlackRock Long-Term Municipal Advantage Trust (BTA)
The Fund’s investment objective is to provide current income exempt from regular Federal income tax. Under normal market conditions, the Fund invests at least 80% of its total assets in municipal bonds, municipal securities and derivative instruments with exposure to such bonds and securities, in each case that are expected to pay interest or income that is exempt from regular Federal income tax. BlackRock Advisors, LLC (the “Manager”) will not conduct its own analysis of the tax status of the interest or income paid by these instruments, but will rely on the opinion of counsel to the issuer of each such instrument. For the purposes of the foregoing 80% policy, “total assets” are the Fund’s net assets, plus the amount of any borrowings for investment purposes. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The Fund’s 80% policy is a fundamental policy that may not be changed without the approval of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)).  Substantially all of the municipal bonds owned by the Fund are rated below investment grade; however, because the Fund has economic exposure to additional municipal bonds through its ownership of residual interest tender option bonds, at least 50% of the Fund’s economic exposure to investment securities is to municipal bonds rated investment grade quality.  Economic exposure to municipal bonds refers to bonds owned by the Fund and bonds to which the Fund is exposed through the ownership of residual interest tender option bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (“Baa” or “BBB” or better by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by the Manager. Municipal bonds rated “Baa” by Moody’s are investment grade, but Moody’s considers municipal bonds rated “Baa” to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated “BBB” or “Baa” (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade municipal bonds.
Under normal market conditions, up to 50% of the Fund’s economic exposure to investment securities may be to municipal bonds that are rated, at the time of investment, as low as “C” by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality (“Ba/BB” or below) are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.
These credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issuer. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies.
Under normal market conditions, the Fund intends for its bond portfolio to consist primarily of long-term bonds (meaning bonds with a maturity of 10 years or more). Under normal market conditions, the Fund’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.
The Fund may invest in residual interest municipal tender option bonds, which are derivative interests of municipal bonds. The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends exempt from Federal income tax.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

The Fund invests in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the Manager’s opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to, electrical utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to, hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gains distributions subject to Federal capital gains taxation.
The Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. Insurance generally is obtained from insurers with a claims-paying ability rated “Aaa” by Moody’s or “AAA” by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Fund’s common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
During temporary defensive periods (e.g., times when, in Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objective under these circumstances. The Fund intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Fund invests in taxable short-term investments, a portion of your dividends would be subject to regular Federal income tax.
The Fund cannot change its investment objective without the approval of the holders of a majority of its outstanding common shares and preferred, voting together as a single class, and of the holders of a majority of the Fund’s outstanding preferred shares voting as a separate class. A “majority of the outstanding” means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.
BlackRock MuniAssets Fund, Inc. (MUA)
The Fund’s investment objective is to provide high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets, except during temporary defensive periods, in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities paying interest which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes (“Municipal Bonds”). For the purposes of the foregoing 80% policy, “assets” are the Fund’s net assets, plus the amount of any borrowings for investment purposes. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The Fund at all times, except during temporary defensive periods, will maintain at least 65% of its assets in Municipal Bonds which are rated in any one of the medium and lower rating categories of a nationally recognized statistical rating organization or are unrated. These ratings are currently Baa (Moody’s Investor Service Inc. (“Moody’s”)) or BBB (S&P Global Ratings (“S&P”) and Fitch Ratings, Inc. (“Fitch”)) or lower. These are fundamental policies of the Fund and, therefore, may not be changed without the approval of a majority of the Fund’s outstanding common stock and the outstanding preferred stock, including the Fund’s outstanding Variable Rate Demand Preferred Shares (the “VRDP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred stock, including the VRDP Shares, voting as a separate class.  A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less. The Fund is not intended as, and you should not construe it to be, a complete investment program. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.
The Fund has the authority to invest as much as 35% of its total assets in Municipal Bonds in the higher rating categories of nationally recognized statistical rating organizations (ratings of A or higher by Moody’s, S&P or Fitch or comparable unrated securities). In addition, the Fund reserves the right to temporarily invest more than 20% of its total assets in short-term municipal securities, or short-term taxable money market securities (including commercial paper, certificates of deposit and repurchase agreements) for

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

defensive purposes when, in the opinion of BlackRock Advisors, LLC (the “Manager”), prevailing market or financial conditions warrant. The Fund does not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state. “Total assets” of the Fund means the Fund’s net assets plus the amount of any borrowings for investment purposes.
Ordinarily, the Fund does not intend to realize significant interest income that is subject to Federal income taxes. However, the Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax.
The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”), which could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income taxes. From time to time, the Fund may realize taxable capital gains.
Investments in lower rated Municipal Bonds generally provide a higher yield and are less affected by interest rate fluctuations than higher rated tax-exempt securities of similar maturity but are subject to greater overall market risk and are also subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations.
The Fund seeks to reduce risk through investing in multiple issuers, credit analysis and monitoring of current developments regarding the obligor and trends in both the economy and financial markets. The Manager will use various means to research the stability and/or potential for improvement of various municipal issuers in connection with the proposed purchase of their securities by the Fund. Evaluation of each Municipal Bond may include the analysis of financial performance, debt structure, economic factors and the administrative structure of the issuer. Additionally, the priority of liens and the overall structure of the particular issue may be factors that will determine suitability for purchase. Further investigation may be performed and may include, among other things, discussions with project management, corporate officers and industry experts as well as site inspections, area analysis, and project and financial projection analysis. All purchases and sales also may be subject to the review of market data, economic projections and the performance of the financial markets. Certain economic indicators also may be monitored. Additionally, the Manager will vary the average maturity of the Fund’s portfolio securities based upon its assessment of economic and market conditions.
Leverage: The Fund currently leverages its assets through the use of VRDP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.  The Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and policies.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
BlackRock MuniYield Fund, Inc. (MYD)
The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended). There can be no assurance that the Fund’s investment objective will be realized.
The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit nongovernmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.Under normal market conditions, the Fund expects to invest at least 75% of its total assets in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors  Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), Standard & Poor’s (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial  paper, the investment  grade rating categories  are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub categories or gradations indicating relative standing within
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”)  takes  into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that  provided  such  credit  enhancement.  If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund also may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with  the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase Municipal Bonds that are in default or which the Manager believes will soon be in default. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment  in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. However, the Fund also may invest in intermediate term Municipal Bonds with  maturities  of between three years and ten years. The Fund also may invest from time to time in short-term Municipal Bonds with maturities of less than three years. The average maturity of the Fund’s portfolio securities will vary based upon the Manager’s assessment of economic and market conditions.
For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.
The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other  instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent  such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as  well  as many of the risks associated with investments in derivatives.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, this legislation and legislation that may be enacted  in  the future  may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may hedge all or a portion of its portfolio of investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may invest in securities pursuant to repurchase agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.The Fund is authorized to borrow money in amounts of up to 5% of the value of its assets at the time of such borrowings.
BlackRock MuniYield Quality Fund, Inc. (MQY)
The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended). There can be no assurance that the Fund’s investment objective will be realized.
The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non- governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.
“Investment grade” securities are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by BlackRock Advisors, LLC (the “Manager”). The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.
For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.
The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. The Fund currently does not intend to borrow money or issue debt securities.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
BlackRock MuniYield Quality Fund III, Inc. (MYI)
The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.
The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.
Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.
All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.
The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.
For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.
The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These derivative transactions may be used for duration management and other risk management purposes, subject to the Fund’s investment restrictions.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may leverage its portfolio by entering into one or more credit facilities.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.
Risk Factors
This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk factor.
Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.
Debt Securities Risk: Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
•Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
•Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Fund’s performance. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
•Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
•Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:
•General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
•Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
•Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.
•Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
•Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
•Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
•Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.
Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Fund agrees to enter into such an agreement, the Fund’s yield could be adversely affected. Further, shareholders at the time the Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.
Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.
U.S. Government Obligations Risk (MYI): Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
Variable Rate Demand Obligations Risk (MUI, MYD, MQY and MYI): Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.
When-Issued and Delayed Delivery Securities and Forward Commitments Risk (BTA): When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Defensive Investing Risk (BTA, MYD and MQY): For defensive purposes, the Fund may, as part of its proprietary volatility control process, allocate assets into cash or short-term fixed-income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cash uninvested it will be subject to the credit risk of the depositary institution holding the cash.
Repurchase Agreements and Purchase and Sale Contracts Risk (MUA and MYD): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
Reverse Repurchase Agreements Risk (BTA, MYD and MYI): Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Dollar Rolls Risk (MYI): Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
Sector Risk (MUI): Sector risk is the risk that the Fund’s concentration in the securities of companies in a specific market sector or industry will cause the Fund to be more exposed to the price movements of companies in and developments affecting that sector than a more broadly diversified fund. To the extent that the Fund concentrates its investments in a particular sector, there is the risk that the Fund will perform poorly during a downturn in that sector.
Leverage Risk: The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:
•the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;
•the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;
•the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;
•leverage may increase operating costs, which may reduce total return.  ..
Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
•Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

•Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
•Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
•Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
•Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
•Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
•Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
•Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
•Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
•Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.
Indexed and Inverse Securities Risk (BTA, MYD, MQY and MYI): Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate
Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.
Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Investment Companies and ETFs Risk (BTA): Subject to the limitations set forth in the Investment Company Act of 1940, as amended, and the rules thereunder, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

Preferred Securities Risk (BTA): Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
Risk of Investing in the United States: Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
Recent policy initiatives undertaken by the U.S. government have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets, and could adversely affect the investment performance of the Fund. In particular, actions taken by the U.S. government in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests.
Shareholder Activism: Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Fund consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Fund’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Fund’s Board of Directors/Trustees (the “Board”), or to seek other actions such as a termination of the Fund’s investment advisory contract with its current investment manager or commencing litigation. If the Fund becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Fund may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Fund. Further, the Fund’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.
Investment Objectives, Policies and Risks

Automatic Dividend Reinvestment Plan

Pursuant to BTA, MUA, MYD, MQY and MYI’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After BTA, MUA, MYD, MQY and MYI declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BTA, MQY and MYI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUA and MYD that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006 Providence, RI 02940-3006, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

2025 BlackRock Annual Report to Shareholders

Director and Officer Information

Independent Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	66 RICs consisting of 103 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)
W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Director (Since 2007)
Baker Foundation Professor and George Fisher Baker Jr.
Professor of Business Administration, Emeritus, Harvard
Business School since 2022; George Fisher Baker Jr.
Professor of Business Administration, Harvard Business
School from 2008 to 2022; Deputy Dean for Academic
Affairs from 2006 to 2010; Chairman of the Finance Unit,
from 2005 to 2006; Senior Associate Dean and Chairman
of the MBA Program from 1999 to 2005; Member of the
faculty of Harvard Business School since 1981.
			68 RICs consisting of 105 Portfolios	None
Cynthia L. Egan(d) 1955	Director (Since 2016)
Advisor, U.S. Department of the Treasury from 2014 to
2015; President, Retirement Plan Services, for T. Rowe
Price Group, Inc. from 2007 to 2012; executive positions
within Fidelity Investments from 1989 to 2007.
			68 RICs consisting of 105 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)
Lorenzo A. Flores 1964	Director (Since 2021)
Chief Financial Officer, Lattice Semiconductor Corporation
(LSCC) since 2025; Chief Financial Officer, Intel Foundry
from 2024 to 2025; Vice Chairman, Kioxia, Inc. from
2019 to 2024; Chief Financial Officer, Xilinx, Inc. from
2016 to 2019; Corporate Controller, Xilinx, Inc. from
2008 to 2016.
			66 RICs consisting of 103 Portfolios	None
Stayce D. Harris 1959	Director (Since 2021)
Lieutenant General, Inspector General of the United States
Air Force from 2017 to 2019; Lieutenant General, Assistant
Vice Chief of Staff and Director, Air Staff, United States Air
Force from 2016 to 2017; Major General, Commander,
22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia
from 2014 to 2016; Pilot, United Airlines from 1990 to
2020.
			66 RICs consisting of 103 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)
J. Phillip Holloman 1955	Director (Since 2021)	Interim Executive Chairman, President and Chief Executive Officer of Vestis Corporation since 2025; President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	66 RICs consisting of 103 Portfolios	Vestis Corporation (uniforms and facilities services)
Catherine A. Lynch(d) 1961	Director (Since 2016)
Chief Executive Officer, Chief Investment Officer and
various other positions, National Railroad Retirement
Investment Trust from 2003 to 2016; Associate Vice
President for Treasury Management, The George
Washington University from 1999 to 2003;  Assistant
Treasurer, Episcopal Church of America from 1995 to
1999.
			68 RICs consisting of 105 Portfolios	PennyMac Mortgage Investment Trust
Director and Officer Information

Director and Officer Information (continued)
Independent Directors(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Arthur P. Steinmetz(d) 1958	Director (Since 2023)
Trustee of Denison University since 2020; Consultant,
Posit PBC (enterprise data science) since 2020; Director,
ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief
Executive Officer and President of OppenheimerFunds,
Inc. from 2015, 2014 and 2013, respectively to 2019;
Trustee, President and Principal Executive Officer of
104 OppenheimerFunds funds from 2014 to 2019;
Portfolio manager of various OppenheimerFunds fixed
income mutual funds from 1986 to 2014.
			68 RICs consisting of 105 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

Interested Directors(a)(e)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Director (Since 2018)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock’s Global Executive and Global Operating
Committees; Co-Chair of BlackRock’s Human Capital
Committee; Senior Managing Director of BlackRock, Inc.
from 2010 to 2019; oversaw BlackRock’s Strategic Partner
Program and Strategic Product Management Group from
2012 to 2019; Member of the Board of Managers of
BlackRock Investments, LLC from 2011 to 2018; Global
Head of BlackRock’s Retail and iShares® businesses from
2012 to 2016.
			94 RICs consisting of 271 Portfolios	None
John M. Perlowski(d) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	96 RICs consisting of 273 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The
Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R.
Glenn Hubbard, 2004 and W. Carl Kester, 1995.

(d)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Multi-Asset Complex.

2025 BlackRock Annual Report to Shareholders

Director and Officer Information (continued)
Officers Who Are Not Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Stephen Minar 1984	Vice President (Since 2025)	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. since 2018.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019; Executive Vice President of PIMCO from 2016 to 2019.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)
Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the
BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy
Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-
Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.
Director and Officer Information

Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 11, 2025, for shareholders of record on May 19, 2025, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.
Shareholders elected the Class III Directors as follows:
	Cynthia L. Egan		Robert Fairbairn		Stayce D. Harris
Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MYD	30,958,293	8,950,551	38,258,747	1,650,097	38,291,267	1,617,577
MQY	40,163,216	23,136,234	60,824,236	2,475,214	60,434,605	2,864,845
BTA	9,501,306	609,435	9,659,656	451,075	9,597,994	512,747
MUA	24,305,080	10,159,480	33,104,181	1,360,379	33,050,218	1,414,342
MYI	38,663,312	20,765,210	57,015,523	2,412,998	57,002,888	2,425,633
For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Lorenzo A. Flores, J. Phillip Holloman, Catherine A. Lynch, Arthur P. Steinmetz, R. Glenn Hubbard, W. Carl Kester and John M. Perlowski.
Fund Certification
The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Funds do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Fund management will consider ESG factors as part of the investment process for the Funds. Fund management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Funds’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Funds’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Funds’ exposure to certain companies or industries. While Fund management views ESG considerations as having the potential to contribute to the Funds’ long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Fund’s dividend policy is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate). Each Fund intends to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In addition, in any monthly period, in order to maintain its declared distribution amount, each Fund may pay out more or less than the entire amount of net investment income earned in any particular month. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also come from sources other than net income, including return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.
General Information
The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.
The following information is a summary of certain changes since July 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, shareholder reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

2025 BlackRock Annual Report to Shareholders

Additional Information (continued)

Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Funds will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
The Board of Directors of the Funds has delegated the voting of proxies for the Funds’ securities to BlackRock Advisors, LLC (the “Advisor”) pursuant to the Closed-End Fund Proxy Voting Policy. The Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Funds. The BAIS Guidelines are available at www.blackrock.com.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Fund Updates
BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.
Fund and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
VRDP Liquidity Provider
Bank of America, N.A.(a)
New York, NY 10036
Royal Bank of Canada(b)
New York, NY 10281
The Toronto-Dominion Bank(b),(c)
New York, NY 10019
VRDP Remarketing Agent
BofA Securities, Inc.(a)
New York, NY 10036
RBC Capital Markets, LLC(b)
New York, NY 10281
TD Securities (USA) LLC(b),(c)
New York, NY 10019
VRDP Tender and Paying Agent
The Bank of New York Mellon
New York, NY 10286
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02110
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Additional Information

Additional Information (continued)

Fund and Service Providers (continued)
Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809
(a) For BTA, MUA  and MYD.
(b) For MQY.
(c) For MYI.

2025 BlackRock Annual Report to Shareholders

Glossary of Terms Used in this Report

Portfolio Abbreviation
AMBAC	AMBAC Assurance Corp.
AMT	Alternative Minimum Tax
ARB	Airport Revenue Bonds
BAB	Build America Bond
BAM	Build America Mutual Assurance Co.
BAM-TCRS	Build America Mutual Assurance Co. - Transferable Custodial Receipts
BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
CR	Custodian Receipt
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation Bonds
GOL	General Obligation Ltd.
GTD	GTD Guaranteed
HUD SECT 8	U.S. Department of Housing and Urban Development Section 8
INS	Insured
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
NPFGC-IBC	National Public Finance Guarantee Corp. — Insured Bond Certificate
PSF	Permanent School Fund
RB	Revenue Bonds
S/F	Single-Family
SAB	Special Assessment Bonds
SAN	State Aid Notes
SAP	Subject to Appropriations
SAW	State Aid Withholding
SONYMA	State of New York Mortgage Agency
ST	Special Tax
TA	Tax Allocation
Glossary of Terms Used in this Report

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Want to know more?
blackrock.com |  800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.
CEMYMA-07/25-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, Option 4.

Item 3 –	Audit Committee Financial Expert

The registrant’s board of directors (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Lorenzo A. Flores

Catherine A. Lynch

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund, Inc.	$32,698	$32,538	$0	$0	$19,700	$19,656	$388	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC

(the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,149,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,149,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored or advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund, Inc.	$20,088	$19,656

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,149,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Arthur P. Steinmetz

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –

Statement Regarding Basis for Approval of Investment Advisory Contract – The registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

Item 12 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Closed-End Fund Proxy Voting Policy. The Investment Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund. Copies of the Closed-End Fund Proxy Voting Policy and the BAIS Guidelines are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 882-0052, (ii) at www.blackrock.com and (iii) on the SEC’s website at http://www.sec.gov.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, CFA, Director at BlackRock, Christian Romaglino, CFA, Director at BlackRock, Phillip Soccio, CFA, Director at BlackRock, Walter O’Connor, CFA, Managing Director at BlackRock, Kevin Maloney, CFA, Managing Director at BlackRock and Kristi Manidis, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and the selection of its investments. Messrs. Kalinoski, Romaglino, and Soccio have been members of the registrant’s portfolio management team since 2000, 2017, and 2022, respectively. Messrs. O’Connor and Maloney and Ms. Manidis have been members of the registrant’s portfolio management team since 2023.

Portfolio Manager	Biography
Michael Kalinoski, CFA	Director of BlackRock since 2006.
Christian Romaglino, CFA	Director of BlackRock since 2017.
Phillip Soccio, CFA	Director of BlackRock since 2009.
Walter O’Connor, CFA	Managing Director of BlackRock since 2006.

Portfolio Manager	Biography
Kevin Maloney, CFA	Managing Director of BlackRock since 2025; Director of BlackRock from 2021 to 2024; Vice President of BlackRock from 2018 to 2020.
Kristi Manidis	Director of BlackRock, Inc. since 2016.

(a)(2) As of July 31, 2025:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski, CFA	33	0	0	0	0	0
	$29.13 Billion	$0	$0	$0	$0	$0
Christian Romaglino, CFA	36	0	0	0	0	0
	$15.25 Billion	$0	$0	$0	$0	$0
Phillip Soccio, CFA	34	0	0	0	0	0
	$24.34 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	33	0	0	0	0	0
	$27.84 Billion	$0	$0	$0	$0	$0
Kevin Maloney, CFA	42	0	0	0	0	0
	$33.67 Billion	$0	$0	$0	$0	$0
Kristi Manidis	35	0	2	0	0	0
	$23.36 Billion	$0	$699.9 Million	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2025:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2025.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmark for the Fund and other accounts are: A combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2025:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski, CFA	$50,001 - $100,000
Christian Romaglino, CFA	$1 - $10,000
Phillip Soccio, CFA	None
Walter O’Connor, CFA	None
Kevin Maloney, CFA	None
Kristi Manidis	None

(b) Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: September 23, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: September 23, 2025

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: September 23, 2025